A "DISCIPLINED GROWTH" approach
to mutual fund investing

[logo]

Fortis stock funds
annual report
August 31, 2000

FORTIS FINANCIAL GROUP

[PICTURE]


Fortis Asset Allocation Fund

Fortis Growth & Income Fund

Fortis Value Fund

Fortis Capital Fund

Fortis Growth Fund

Fortis Capital Appreciation Fund

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2
  SCHEDULE OF INVESTMENTS
     FORTIS ASSET ALLOCATION PORTFOLIO                            9
     FORTIS VALUE FUND                                           19
     FORTIS GROWTH AND INCOME FUND                               21
     FORTIS CAPITAL FUND                                         24
     FORTIS GROWTH FUND                                          27
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       30

  STATEMENTS OF ASSETS AND LIABILITIES                           33

  STATEMENTS OF OPERATIONS                                       34

  STATEMENTS OF CHANGES IN NET ASSETS
     FORTIS ASSET ALLOCATION PORTFOLIO                           35
     FORTIS VALUE FUND                                           36
     FORTIS GROWTH AND INCOME FUND                               37
     FORTIS CAPITAL FUND                                         38
     FORTIS GROWTH FUND                                          39
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       40

  NOTES TO FINANCIAL STATEMENTS                                  41

  INDEPENDENT AUDITORS' REPORT                                   57

  FEDERAL INCOME TAX INFORMATION                                 58

  DIRECTORS AND OFFICERS                                         59

  OTHER PRODUCTS AND SERVICES                                    60

TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, Monday thru Friday

TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HIGHLIGHTS

FOR THE YEAR ENDED AUGUST 31, 2000:

                                                 CLASS A     CLASS B     CLASS C     CLASS H     CLASS Z
                                                 --------    --------    --------    --------    --------
FORTIS ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 18.43     $ 18.30     $ 18.22     $ 18.29     $ 18.44
  End of year................................    $ 18.70     $ 18.55     $ 18.45     $ 18.53     $ 18.71
TOTAL RETURN                                       21.45%      20.84%      20.81%      20.78%      21.99%
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.372     $ 0.271     $ 0.271     $ 0.271     $ 0.455
  From net realized gains on investments.....    $ 3.030     $ 3.030     $ 3.030     $ 3.030     $ 3.030

FORTIS VALUE FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 13.28     $ 13.06     $ 13.07     $ 13.07          --
  End of year................................    $ 14.30     $ 13.94     $ 13.95     $ 13.95          --
TOTAL RETURN                                       15.76%      14.90%      14.90%      14.90%         --
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 0.925     $ 0.925     $ 0.925     $ 0.925          --

FORTIS GROWTH & INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 14.83     $ 14.77     $ 14.76     $ 14.76          --
  End of year................................    $ 16.96     $ 16.82     $ 16.82     $ 16.82          --
TOTAL RETURN                                       16.73%      15.79%      15.87%      15.87%         --
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.067     $ 0.009     $ 0.009     $ 0.009          --
  From net realized gains on investments.....    $ 0.253     $ 0.253     $ 0.253     $ 0.253          --

FORTIS CAPITAL FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 22.81     $ 21.77     $ 21.76     $ 21.78          --
  End of year................................    $ 23.85     $ 22.27     $ 22.27     $ 22.30          --
TOTAL RETURN                                       32.70%      31.59%      31.66%      31.68%         --
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 5.350     $ 5.350     $ 5.350     $ 5.350          --

FORTIS GROWTH FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 30.80     $ 29.26     $ 29.26     $ 29.28     $ 31.23
  End of year................................    $ 45.45     $ 42.31     $ 42.32     $ 42.35     $ 46.35
TOTAL RETURN                                       82.06%      80.70%      80.74%      80.72%      82.51%
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 6.845     $ 6.845     $ 6.845     $ 6.845     $ 6.845

FORTIS CAPITAL APPRECIATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 36.04     $ 34.91     $ 34.94     $ 34.94          --
  End of year................................    $ 60.44     $ 57.66     $ 57.71     $ 57.72          --
TOTAL RETURN                                      115.84%     114.66%     114.60%     114.64%         --
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $10.580     $10.580     $10.580     $10.580          --

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past year, refer to the Financial Highlights. The letters from the portfolio managers and president provide a more detailed analysis of the funds and financial markets.

The charts alongside the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance charts graphically compare the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

         -    FORTIS ASSET ALLOCATION FUND
              This fund merges three major categories
              of assets -- stocks, bonds and money
              markets -- into one fund to reduce risk
              and maximize return.

         -    FORTIS VALUE FUND
              This fund invests in large, established
              companies whose stocks are currently
              offered at a price fund managers
              consider low but that they expect to
              appreciate.

         -    FORTIS GROWTH & INCOME FUND
              This fund invests in some of the world's biggest, most established companies and is Fortis' most conservative large-company stock fund offering. The fund seeks both capital appreciation and income.

         -    FORTIS CAPITAL FUND
              This fund has the distinction of being
              Fortis' oldest and one of our most
              popular large-company stock fund
              offerings. The primary goal of the fund
              is long-term growth.

         -    FORTIS GROWTH FUND
              This fund has been a favorite of
              generations of Fortis investors. It
              invests in established, medium-size
              companies which fund managers believe to have the potential for above-average earnings growth.

         -    FORTIS CAPITAL APPRECIATION FUND
              Our small-company stock fund offers the
              potential for high total returns. It's
              the most volatile of the Fortis stock
              funds because investing in small
              companies generally involves more risk.

[FORTIS LOGO]

DEAR SHAREHOLDER:

To date, the capital markets in 2000 have been the most volatile ever recorded. The year started robustly in terms of economic activity, strong corporate profits, and ebullient equity markets. Just seven months later, the economy is slowing appreciably, corporate profit expectations are being lowered, valuations are lower and the equity market as measured by the S&P 500 is up only 3% which is a marked change from the past several years. It has been a very challenging environment for investors causing behavior to shift from one of maximizing return with little regard for risk to one of preserving capital.

Growth of the economy in the first half was a record 6% in real terms. This growth reflected a confident consumer and very strong profit growth for corporations. These two important parts of the economy went on a buying spree in the first few months of the year. Consumers benefitted from record bonus and stock option payments, full employment, and early tax refunds which culminated in significant spending on houses, automobiles, and in retail stores. Corporations, flush with solid cash flow, having successfully negotiated Y2K, and with high stock prices, spent heavily on new technology and increased merger activity. Stocks soared. As the economy gathered steam, pricing power improved for old economy industries and even those stocks attracted investor attention.

By early March, this buoyancy also attracted the attention of the Federal Reserve which clearly was concerned about potential for increased inflation and redoubled its efforts to slow consumer spending by raising interest rates. As a result, the heady valuations in the equity market crumbled in a severe correction resulting in stocks declining as much as 60% in a few weeks. In the past several months, we have indeed seen the economy slow burdened with higher interest rates. Consumer spending on housing and autos has declined and retail sales are very soft. In the corporate arena, IPO activity has been extremely light and many young companies are experiencing severe difficulty in accessing the capital necessary to remain viable. Additionally, we now see that inflation has risen, largely owing to higher energy prices, but also reflecting higher employment costs. Margins are beginning to deteriorate and earnings expectations are declining.

We believe that the work of the Federal Reserve to slow economic activity and dampen inflation prospects is now done. The economy is expected to post 5% growth for the year, down from the 6% rate of the first half, which implies growth of approximately 4% for the second half. It is unlikely that inflation will likely rise much above the current 3.5% rate before the year is over. With this forecast, we expect that corporate profits will rise about 15%; a solid increase. Within this environment, we expect the equity market to show some improvement in the second half as investors start to focus on slower, but more sustainable growth and appreciate the improved valuation levels that are now available. We expect the stock market by year-end to be +/- 5% of where we started the year. During this difficult and challenging period, we were able to unwind some of our overweight in technology relatively early and benefitted from an early move into energy stocks which has helped performance. We are confident that our disciplined investment processes will continue to help us provide good returns for our shareholders.

                                                                               /s/ Howard H. Hudson
       /s/ Dean C. Kopperud                /s/ Lucinda S. Mezey                  Howard H. Hudson
         Dean C. Kopperud                    Lucinda S. Mezey                     Vice President
            President                    Vice President, Equities                  Fixed Income

PORTFOLIO COMPOSITION BY SECTOR AS OF 8/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stock                          60.9%
Corporate Bonds-Investment Grade      17.4%
U.S. Government Securities            10.0%
Corporate Bonds-Non-Investment Grade   7.2%
Asset Backed Securities                3.0%
Cash Equivalents/Receivables           1.5%

TOP 10 HOLDINGS AS OF 8/31/2000

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  AES Corp.                                               1.8%
 2.  U.S. Treasury Note (6.50%) 2010                         1.8%
 3.  Enron Corp.                                             1.6%
 4.  Dynegy, Inc. Class A                                    1.5%
 5.  Viacom, Inc. Class B                                    1.5%
 6.  Clear Channel Communications, Inc.                      1.4%
 7.  Tyco International Ltd.                                 1.4%
 8.  HCA -- The Healthcare Co.                               1.3%
 9.  General Electric Co.                                    1.2%
10.  U.S. Treasury Zero Coupon Strip (6.40%) 2021            1.1%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                           Since
                                               1 Year           5 Year                   Inception
--------------------------------------------------------------------------------------------------------------
Class B sharesDiamond                             +20.84%          +14.26%           +15.61%+
Class B sharesDiamond Diamond                     +17.24%          +14.05%           +15.53%+
Class C sharesDiamond                             +20.81%          +14.26%           +15.55%+
Class C sharesDiamond Diamond                     +19.81%          +14.26%           +15.55%+
Class H sharesDiamond                             +20.78%          +14.27%           +15.60%+
Class H sharesDiamond Diamond                     +17.18%          +14.06%           +15.52%+
Class Z shares                                    +21.99%              --            +16.36%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  With CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2000.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Since July 27, 1999 -- Date shares were first offered to the public.

FORTIS ASSET ALLOCATION PORTFOLIO

STOCKS, BONDS AND CASH BLENDED TO SMOOTH OUT THE HIGHS AND LOWS

The fiscal year ended August 31, 2000, proved to be another strong period for the equity market. The combination of strong earnings growth fueled by a robust economy and benign core inflation provided good overall market strength. However, the market's path was choppy, mostly due to the uncertainty caused by the Federal Reserve's (the "Fed") efforts to slow down the economy and prevent inflation from resurfacing. Indeed, the Fed raised interest rates several times during the period. These interest rate hikes had the effect of keeping a lid on equity market performance for some time, because, it was suspected that, corporate earnings growth would begin to slow. Meanwhile, the fixed income markets, having already seen signs of a slowing economy and anticipating that the Fed could engineer a soft-landing scenario for the economy, registered a positive performance for the period. An investment environment such as this underscores the advantage of an asset allocation fund.

For the fiscal year ended August 31, 2000, the Fortis Asset Allocation portfolio advanced 21.45% for Class A before sales charge. This compares quite favorably to an increase of 16.31% for the S&P 500 index. The Lehman Aggregate Bond Index registered an increase of 7.56%. A combination of the above stock and bond indices posted a gain of 15.89% for the same period.

The asset allocation of the fund was targeted at 60% stocks and 40% bonds at mid-year 2000. This represents a gradual cutback in the equity portion of the fund, which had been at a 65% weighting since last November. In the equity area, an overweight position in technology and telecommunications early in the period helped comparative performance results. Later in the period, technology and telecommunications holdings were pared back in favor of greater energy and healthcare exposure. The energy and healthcare sectors are now overweighted versus the market while basic materials and consumer-related sectors are underweighted. Our relative underexposure in the basic materials sector, in the face of Fed interest rate hikes, contributed positively to performance while our holdings in the services sector generally detracted from overall performance.

In the fixed income market, the 1.25% increase in Fed funds rates over the past 12-month period, Y2k concerns in 1999 and the Treasury curve inversion (short-term interest rates exceeding long term interest rates) in 2000, all combined with a volatile equity market adversely affected the market for corporate bonds. Fears of an extensive supply of corporate bonds at the end of 1999, flight to quality and increased demand for short-duration instruments in May 2000, caused liquidity to suffer. As a result, corporate and other non-Treasury spreads (i.e. yield premiums over Treasuries) moved wider than their October 1999 levels. We took advantage of the spread widening to increase our exposure to corporate investment grade securities at the expense of the lower-yielding mortgage-backed and asset-backed securities.

As some signs of slowdown started to show in economic releases during the past three months, liquidity was partially restored and spreads moved tighter, but only to the October 1999 levels. As a result, the best performing sector during this period was the Treasury market as it benefited the most from the yield curve inversion.

The capital markets have probably seen the last of the Federal Reserve interest rate hikes, as signs appear that the economy is finally slowing. While valuation risks remain relatively low given current inflationary trends, the effect of a slowing economy on corporate earnings is uncertain. On the equity side, we will be closely monitoring the trend in corporate earnings in the period ahead, attempting to avoid the inevitable disappointments arising from a slowing economy. On the fixed income side, the combination of slower growth and continued under-control inflation should ultimately lead to a better overall interest rate environment and lower yield premiums for non-Treasury securities over the next 12 months.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


ASSET ALLOCATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR   10 YEAR
CLASS A*                     +15.68%  +13.78%  +13.58%
CLASS A**                    +21.45%  +14.89%  +14.13%

            LEHMAN BROTHERS                   ASSET ALLOCATION PORTFOLIO
        AGGREGATE BOND INDEX***  S&P 500****           CLASS A
9/1/90                  $10,000      $10,000                      $9,525
91                      $11,463      $12,688                     $11,596
92                      $13,009      $13,697                     $12,966
93                      $14,436      $15,770                     $14,435
94                      $14,218      $16,630                     $14,976
95                      $15,825      $20,198                     $17,846
96                      $16,475      $23,976                     $18,690
97                      $18,123      $33,729                     $23,293
98                      $20,038      $36,461                     $23,923
99                      $20,198      $50,980                     $29,415
00                      $21,503      $59,298                     $35,724

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
****  This is an unmanaged index of 500 common stocks.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2000

ADDITIONS:                                          ELIMINATIONS:
ALZA Corp.                                          Bristol-Myers Squibb Co.
Baxter International, Inc. (with rights)            Cabletron Systems, Inc.
Calpine Corp.                                       Forest Laboratories, Inc.
Coastal Corp.                                       Masco Corp.
Corning, Inc.                                       Merrill Lynch & Co., Inc.
Lehman Brothers Holdings, Inc.                      NCR Corp.
Morgan Stanley Dean Witter & Co.                    Potomac Electric Power Co.
Nabisco Holdings Corp. Class A                      Royal Dutch Petroleum Co. NY Shares
Pharmacia Corp.                                     Tandy Corp. (with rights)
Qwest Communications International, Inc.            Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                        41.1%
Finance-Depository Credit Banking                            11.0%
Petroleum and Coal-Mining Support Activities                  8.5%
Paper (Converted) Product Manufacturing                       5.7%
Finance-Insurance Carriers                                    4.9%
Cash Equivalents/Receivables                                  4.7%
Health Care-General Medical and Surgical Hospitals            4.6%
Entertainment-Data Processing, Hosting and Related Services   4.4%
Information-Wired Telecommunications Carriers                 4.2%
Professional Services-Computer Sys Design & Related           4.2%
Finance-Nondepository Credit Banking                          3.5%
Paper, Pulp, and Paperboard Mills                             3.2%

TOP 10 HOLDINGS AS OF 8/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Citigroup, Inc.                                         5.6%
 2.  Diamond Offshore Drilling, Inc.                         3.7%
 3.  AT&T Corp.                                              3.4%
 4.  J.P. Morgan & Co., Inc.                                 3.4%
 5.  International Paper Co.                                 3.2%
 6.  Honeywell International, Inc.                           3.2%
 7.  Sensormatic Electronics Corp.                           3.2%
 8.  Kimberly-Clark Corp.                                    3.0%
 9.  Waste Management, Inc.                                  2.7%
10.  Interpublic Group of Companies, Inc.                    2.7%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B sharesDiamond                             +14.90%           +14.37%
Class B sharesDiamond Diamond                     +11.30%           +14.14%
Class C sharesDiamond                             +14.90%           +14.39%
Class C sharesDiamond Diamond                     +13.90%           +14.39%
Class H sharesDiamond                             +14.90%           +14.39%
Class H sharesDiamond Diamond                     +11.30%           +14.15%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2000.
              +  Shares were first offered to the public January 2, 1996.

FORTIS VALUE FUND

QUALITY STOCKS, INEXPENSIVELY PRICED

For the fiscal year ended August 31, 2000, the Fortis Value Fund advanced 15.76% for Class A before sales charge while the S&P Barra Value Index returned 9.33%. The portfolio outperformed the index due to its relative underexposure in the technology and telecommunications sectors, and its timely investments in undervalued stocks with accelerating earnings growth.

The fund's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find undervalued companies with accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Coastal Corporation, UnitedHealth Group, and HCA -- The Healthcare Company were among the fund's better performing stocks during the past year. Recently we have added companies like Waste Management Incorporated and UnumProvident Corporation, while exiting names such as CIGNA Corporation that no longer fit our investment criteria. We also have a substantial position in oilfield services. It is our belief that the oilfield services stocks have excellent opportunities for earnings acceleration in the coming months due to the high price of oil. Their customer, the oil industry, now finds it profitable to drill for oil after a prolonged spell of relatively low oil prices.

Looking ahead, we see the economy continuing to expand but at a slower rate. In this environment we believe that the health care sector is a logical place for us to invest because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand. We are maintaining a below-average exposure to financial stocks because we believe that the business environment will become more challenging for them in the coming years. Rising interest rates or slowing global growth could negatively affect the fund's performance. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings.

We remain focused on investing in undervalued companies with accelerating growth or inexpensively valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        VALUE FUND
AVERAGE ANNUAL TOTAL RETURN
                                           SINCE
                             1 YEAR   JANUARY 2, 1996@
CLASS A*                     +10.26%           +14.03%
CLASS A**                    +15.76%           +15.23%

         BARRA    VALUE FUND
        VALUE***   CLASS A
1/2/96   $10,000      $9,525
96       $10,686     $10,239
97       $14,946     $13,174
98       $14,889     $12,843
99       $19,957     $15,938
00       $21,825     $18,450

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** The Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2000

ADDITIONS:                                          ELIMINATIONS:
AT&T Corp.                                          American International Group, Inc.
Diamond Offshore Drilling, Inc.                     Bank of America Corp.
HCA -- The Healthcare Co.                           Baxter International, Inc. (with rights)
Honeywell International, Inc.                       Exxon Corp.
International Paper Co.                             Ford Motor Co.
Interpublic Group of Companies, Inc.                Hewlett-Packard Co.
Kimberly-Clark Corp.                                MCI WorldCom, Inc.
Sensormatic Electronics Corp.                       Phillips Petroleum Co.
UnumProvident Corp.                                 Pitney Bowes, Inc.
Waste Management, Inc.                              Raytheon Co. Class B

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         39.6%
Health Care - Pharmaceutical & Medicine Manufacturing         10.2%
Information - Other Telecommunications                         6.8%
Computer Manufacturing - Semiconductor, Electronic
Components                                                     6.2%
Finance - Insurance Carriers                                   5.3%
Petroleum and Coal - Products Manufacturing                    4.9%
Entertainment - Newspaper, Periodical, Book and Database
Publishers                                                     6.4%
Finance - Depository Credit Banking                            4.2%
Utilities - Electric Generation, Transmission and
Distribution                                                   5.0%
Cash Equivalents/Receivables                                   3.9%
Petroleum and Coal - Mining Support Activities                 3.9%
Beverage Manufacturing                                         3.6%

TOP 10 HOLDINGS AS OF 8/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Dynegy, Inc. Class A                                    3.6%
 2.  Qwest Communications International, Inc.                3.1%
 3.  Biovail Corp., Conv. 6.75%                              3.1%
 4.  AES Corp.                                               3.0%
 5.  Enron Corp.                                             2.7%
 6.  BP Amoco plc ADR                                        2.7%
 7.  SBC Communications, Inc.                                2.5%
 8.  Echostar Communications Corp., 4.875% Conv. 2007        2.3%
 9.  HCA -- The Healthcare Co.                               2.2%
10.  Tyco International Ltd.                                 2.2%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B sharesDiamond                             +15.79%           +13.69%
Class B sharesDiamond Diamond                     +12.19%           +13.45%
Class C sharesDiamond                             +15.87%           +13.69%
Class C sharesDiamond Diamond                     +14.87%           +13.69%
Class H sharesDiamond                             +15.87%           +13.69%
Class H sharesDiamond Diamond                     +12.27%           +13.45%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2000.
              +  Shares were first offered to the public January 2, 1996.

FORTIS GROWTH & INCOME FUND

CONSERVATIVE GROWTH WITH PERIODIC DIVIDENDS

The fiscal year ended August 31, 2000, proved to be another strong period for equities, as the market continued to embrace strong corporate earnings growth stemming from the robust economy. However, the period was marked by increased volatility, and therefore, market direction was choppy. Strength late last year and early this year, particularly in technology stocks, gave way to the uncertainty over the effect on the economy of continued interest rate increases by the Federal Reserve. Late in the period, some signs of a weaker economy signaled a possible end to further interest rate increases. In fact, the Fed did indeed pass on rate increases in each of its last two policy meetings in June and August. However, further evidence of a slower economy seems necessary to validate the end of rising interest rates.

For the fiscal year ended August 31, 2000, the Fortis Growth & Income Fund advanced 16.73% for Class A before sales charge, while the S&P 500 index returned 16.31%. This portfolio is generally less volatile than the S&P 500. The fund's overweight position in energy contributed positively to performance results, benefiting nicely from a surge in oil and gas prices during the period. The fund's largest position, Dynegy Incorporated, an oil and gas pipeline company, was among the portfolio's top performers. Also aiding performance results was the fund's relative underweight in consumer cyclicals, a sector that really felt the brunt of the Federal Reserve's interest rate hikes. Meanwhile, an overexposure in the telecommunications and services sectors relative to the market hurt comparative performance. Technology stocks have been somewhat underweighted in the portfolio because they generally pay little or no dividends.

The pace of ongoing economic expansion is still the main question facing investors going forward. Looking ahead, we see the economy continuing to expand but at a slower rate. While the economy still remains robust and earnings prospects bright, higher interest rates could affect the valuation levels of equities. Going forward, the investment approach for the fund continues to shift toward a greater emphasis on growth versus current income. In this period of high valuation of equities, great attention is being paid to growth prospects and relative valuations.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH & INCOME FUND
AVERAGE ANNUAL TOTAL RETURN
                                           SINCE
                             1 YEAR   JANUARY 2, 1996@
CLASS A*                     +11.19%           +13.35%
CLASS A**                    +16.73%           +14.54%

                    GROWTH & INCOME FUND
        S&P 500***        CLASS A
1/2/96     $10,000                $9,525
96         $10,752                $9,916
97         $15,126               $12,792
98         $16,352               $13,151
99         $22,863               $15,366
00         $26,593               $17,937

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2000

ADDITIONS:                                          ELIMINATIONS:
Avon Products, Inc.                                 Alltel Corp.
Biovail Corp., Conv. 6.75%                          AT&T Corp.
Lehman Brothers Holdings, Inc.                      Baker Hughes, Inc.
MediaOne Group, Inc., Conv. 7.00%                   Conoco, Inc. Class B
MetLife, Inc.                                       Potomac Electric Power Co.
Microsoft Corp.                                     Quaker Oats Co.
Northern Trust Corp.                                Qwest Trends Trust, Conv. 5.75%
Pfizer, Inc. (with rights)                          Texaco, Inc.
Texas Instruments, Inc.                             United Technologies Corp.
Tyco International Ltd.                             Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         45.1%
Health Care-Pharmaceutical & Medicine Manufacturing            9.7%
Computer Manufacturing-Semiconductor, Electronic Components    8.5%
Entertainment-Motion Picture and Video Industries              6.4%
Utilities-Electric Generation, Transmission and Distribution   5.5%
Information-Other Telecommunications                           5.0%
Petroleum and Coal-Mining Support Activities                   4.5%
Finance-Insurance Carriers                                     4.2%
Information-Software Publishers                                4.1%
Computer Manufacturing-Communications Equipment                3.2%
Petroleum and Coal-Products Manufacturing                      3.0%
Cash Equivalents/Receivables                                   0.8%

TOP 10 HOLDINGS AS OF 8/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  AES Corp.                                               3.1%
 2.  Enron Corp.                                             2.7%
 3.  Dynegy, Inc. Class A                                    2.5%
 4.  Viacom, Inc. Class B                                    2.4%
 5.  Tyco International Ltd.                                 2.3%
 6.  HCA -- The Healthcare Co.                               2.2%
 7.  General Electric Co.                                    2.0%
 8.  PE Corp. -- PE Biosystems Group                         1.9%
 9.  American International Group, Inc.                      1.8%
10.  Texas Instruments, Inc.                                 1.7%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                               1 Year           5 Year         Inception+
--------------------------------------------------------------------------------------------
Class B sharesDiamond                             +31.59%          +20.01%           +20.91%
Class B sharesDiamond Diamond                     +27.99%          +19.83%           +20.85%
Class C sharesDiamond                             +31.66%          +20.02%           +20.91%
Class C sharesDiamond Diamond                     +30.66%          +20.02%           +20.91%
Class H sharesDiamond                             +31.68%          +20.03%           +20.93%
Class H sharesDiamond Diamond                     +28.08%          +19.85%           +20.87%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year fiive and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2000.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL FUND

LONG-TERM GROWTH THROUGH LARGER, ESTABLISHED COMPANIES

The fiscal year ended August 31, 2000, proved to be another strong period for the equity market. The potent combination of strong earnings growth fueled by a robust economy and benign core inflation provided good overall market strength. However, the market's path was choppy, mostly due to the uncertainty caused by the Federal Reserve's efforts to slow down the economy and prevent inflation from resurfacing. Indeed, the Fed raised interest rates several times during the period. These interest rate hikes had the effect of keeping a lid on equity market performance for some time, because it was suspected that corporate earnings growth would begin to slow. The market's advance was not broad, however, as the higher growth sectors of the economy received most attention from investors. At the same time, the broader market, comprising many of the slower growing sectors of the economy, had to contend with effects of several Federal Reserve rate hikes during the period. The divergence between these market sectors was quite pronounced, especially last fall, but much less so in more recent months.

The Capital Fund has been well positioned in the more rapidly growing sectors of the economy which has measurably helped performance during this period. For the fiscal year ended August 31, 2000, the fund reported an increase of 32.70% for Class A before sales charge compared very favorably to a gain of 16.31% for the S&P 500 index. An overweight position in technology and telecommunications early in the period helped comparative performance results. Later in the period, technology and telecommunications holdings were pared back in favor of greater energy and healthcare exposure. The energy and healthcare sectors are now overweighted versus the market while basic materials and consumer-related sectors are underweighted. Our relative underexposure in the basic materials sector, in the face of Federal Reserve interest rate hikes, contributed positively to performance while our holdings in the services sector generally detracted from overall performance.

Looking forward, investors continue to embrace the "new" economy emerging from breakthroughs in technology, communications and biotechnology. While it is normal to expect some corrective periods in these sectors, it appears that these areas of the economy will continue to be in the forefront of market leadership for an extended period of time. The capital markets have probably seen the end of Federal Reserve interest rate hikes, as signs appear that the economy is finally slowing. While valuation risks remain relatively low given current inflationary trends, the effect of a slowing economy on corporate earnings is uncertain. We will be closely monitoring the trend in corporate earnings in the period ahead, attempting to avoid the inevitable disappointments arising from a slowing economy. Our task is to continue to be well represented in the faster growing sectors of the economy by focusing on the best companies in their respective industries.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1975

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


       CAPITAL FUND
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR   10 YEAR  25 YEARS
CLASS A*                     +26.39%  +19.74%  +17.64%   +16.86%
CLASS A**                    +32.70%  +20.92%  +18.21%   +17.09%

        S&P 500 ***  CAPITAL FUND CLASS A
9/2/75       10,000                 9,525
76           12,314                11,056
77           12,094                10,622
78           13,604                13,453
79           15,185                14,869
80           17,938                21,191
81           18,886                23,917
82           19,511                28,323
83           28,072                43,897
84           29,810                42,425
85           35,354                48,983
86           49,105                70,300
87           66,064                89,417
88           54,330                68,333
89           75,529                98,299
90           71,766                92,557
91           91,060               118,883
92           98,298               131,679
93          113,176               142,056
94          119,348               157,052
95          144,951               190,809
96          172,065               197,222
97          242,059               265,414
98          261,670               269,559
99          365,867               371,663
00          425,560               493,189

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2000

ADDITIONS:                                          ELIMINATIONS:
ALZA Corp.                                          Cabletron Systems, Inc.
Baxter International, Inc. (with rights)            Forest Laboratories, Inc.
Calpine Corp.                                       Masco Corp.
Clear Channel Communications, Inc.                  Merrill Lynch & Co., Inc.
Coastal Corp.                                       Minnesota Mining and Manufacturing Co.
Corning, Inc.                                       NCR Corp.
Morgan Stanley Dean Witter & Co.                    Potomac Electric Power Co.
Pfizer, Inc. (with rights)                          Royal Dutch Petroleum Co. NY Shares
Pharmacia Corp.                                     Tandy Corp. (with rights)
Qwest Communications International, Inc.            Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         22.8%
Computer Manufacturing-Semiconductor, Electronic Component    14.8%
Health Care-Pharmaceutical & Medicine Manufacturing           10.1%
Information-Software Publishers                                9.6%
Computer Manufacturing-Communications Equipment                9.2%
Petroleum and Coal-Mining Support Activities                   8.6%
Cash Equivalents/Receivables                                   5.4%
Computer Manufacturing-Navigational, Measuring and Control
Instruments                                                    5.7%
Utilities-Electric Generation, Transmission and Distribution   3.9%
Electrical Equipment Manufacturing-Component Other             3.3%
Information-Wired Telecommunications Carriers                  3.3%
Professional Service-Computer Systems Design and Related
Services                                                       3.3%

TOP 10 HOLDINGS AS OF 8/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Calpine Corp.                                           3.1%
 2.  CIENA Corp.                                             2.3%
 3.  SDL, Inc.                                               2.2%
 4.  Extreme Networks, Inc.                                  2.2%
 5.  Mercury Interactive Corp.                               2.1%
 6.  Check Point Software Technologies Ltd.                  2.0%
 7.  Waters Corp.                                            1.8%
 8.  BEA Systems, Inc.                                       1.8%
 9.  Biovail Corp.                                           1.7%
10.  Celestica, Inc.                                         1.6%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                           Since
                                               1 Year           5 Year                   Inception
--------------------------------------------------------------------------------------------------------------
Class B sharesDiamond                             +80.70%          +23.78%           +25.47%+
Class B sharesDiamond Diamond                     +77.10%          +23.62%           +25.41%+
Class C SharesDiamond                             +80.74%          +23.78%           +25.47%+
Class C SharesDiamond Diamond                     +79.74%          +23.78%           +25.47%+
Class H sharesDiamond                             +80.72%          +23.78%           +25.48%+
Class H sharesDiamond Diamond                     +77.12%          +23.63%           +25.43%+
Class Z shares                                    +82.51%              --            +27.46%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2000.
              + Since November 14, 1994 -- Date shares were first offered to the public
             ++ Since March 1, 1996 -- Date shares were first offered to the public

FORTIS GROWTH FUND

MEDIUM-SIZED COMPANIES POISED TO BE TOMORROW'S LEADER

During the 12 month period ended August 31, 2000, the Fortis Growth Fund posted a 82.06% return for Class A before sales charge versus the S&P Mid Cap 400 which posted a 39.74% return. This index is the most relevant comparison for the Growth Fund, as the Fund's primary investment focus is mid capitalization stocks, typically those with a market capitalization between $2 billion and $10 billion.

During the period under review, the fund's outperformance was attributable to its overweight position in technology and energy stocks which significantly outperformed during the year. During the past 12 months the fund benefited from holdings such as Siebel Systems +473%, PE Biosystems +186%, and BEA Systems +1,021%. The fund currently has a slight overweight position in technology, where we continue to find new and innovative companies especially in telecommunications and business-to-business e-commerce. Stocks such as SDL, Inc., which supplies optical components for telecommunication networks and Peregrine Systems, which offers infrastructure management software are two stocks we currently favor. Additionally, we see the recent rebound in energy prices as a positive catalyst for many of the mid cap energy stocks. Within energy we favor BJ Services, which is a global oil service company and Nabors Industries, which is engaged in land drilling for oil and gas. We continue to maintain a market weighting in health care favoring generic pharmaceutical names such as Andrx and genomic equipment suppliers such as Waters Corp. Lastly, we continue to be underweight in consumer cyclical stocks.

Looking forward, we expect a slowing of U.S. domestic economic growth, moderate inflation, and low interest rates. This "soft landing" scenario for the economy would provide a positive background for U.S. stock prices, providing corporate earnings hold up. The fund will continue to look for high growth companies with well positioned products and superior services.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR   10 YEAR
CLASS A*                     +73.41%  +23.47%  +20.35%
CLASS A**                    +82.06%  +24.68%  +20.94%

                           GROWTH FUND
        S&P 400 MIDCAP***    CLASS A
9/1/90            $10,000       $9,525
91                $13,788      $13,484
92                $14,914      $14,121
93                $18,423      $17,324
94                $19,270      $16,671
95                $23,222      $21,159
96                $25,982      $22,025
97                $35,664      $27,973
98                $32,318      $25,011
99                $45,736      $34,993
00                $63,912      $63,750

                        Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2000

ADDITIONS:                                          ELIMINATIONS:
ALZA Corp.                                          Cypress Semiconductor Corp.
Biovail Corp.                                       Electronics for Imaging, Inc.
Extreme Networks, Inc.                              Exodus Communications, Inc.
Flextronics International Ltd.                      Home Depot, Inc.
Intersil Holding Corp.                              Integrated Device Technology, Inc.
Interwoven, Inc.                                    LSI Logic Corp.
Nabors Industries, Inc.                             MiniMed, Inc.
PerkinElmer, Inc.                                   Royal Caribbean Cruises Ltd.
Smith International, Inc.                           Valassis Communications, Inc.
Weatherford International, Inc.                     Xilinx, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 8/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         32.9%
Computer Manufacturing - Semiconductor, Electronic
Components                                                    19.5%
Health Care - Pharmaceutical & Medicine Manufacturing          9.0%
Information - Software Publishers                              6.5%
Professional Services - Computer Systems Design and Related    5.9%
Computer Manufacturing - Communications Equipment              5.7%
Information - Other Information Services                       4.4%
Computer Manufacturing - Navigational, Measuring and Control
Instruments                                                    3.7%
Cash Equivalents/Receivables                                   3.7%
Health Care - Scientific Research and Development Services     3.1%
Health Care - Health and Personal Care Stores                  2.9%
Machinery Manufacturing - Industrial Machinery                 2.7%

TOP 10 HOLDINGS AS OF 8/31/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  TriQuint Semiconductor, Inc.                            2.7%
 2.  Macrovision Corp.                                       2.0%
 3.  ArthroCare Corp.                                        1.8%
 4.  Medarex, Inc.                                           1.7%
 5.  Elantec Semiconductor, Inc.                             1.7%
 6.  Plexus Corp.                                            1.7%
 7.  Newport Corp.                                           1.7%
 8.  Art Technology Group, Inc.                              1.6%
 9.  Adept Technology, Inc.                                  1.6%
10.  Accredo Health, Inc.                                    1.6%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                   Since
                                               1 Year            5 Year         Inception+
---------------------------------------------------------------------------------------------
Class B sharesDiamond                             +114.66%          +28.04%           +30.54%
Class B sharesDiamond Diamond                     +111.06%          +27.90%           +30.49%
Class C sharesDiamond                             +114.60%          +28.04%           +30.55%
Class C sharesDiamond Diamond                     +113.60%          +28.04%           +30.55%
Class H sharesDiamond                             +114.64%          +28.04%           +30.55%
Class H sharesDiamond Diamond                     +111.04%          +27.91%           +30.51%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 2000.
              + Since November 14, 1994 -- Date shares were first offered to the public

FORTIS CAPITAL APPRECIATION PORTFOLIO

OPPORTUNITY THROUGH AMERICA'S ENTREPRENEURS

During the 12-month period ended August 31, 2000, the Fortis Capital Appreciation Portfolio significantly outperformed both the Russell 2000 and the Russell 2000 growth indices-the widely used benchmark for small capitalization portfolios. The Fund posted a 115.84% return for Class A before sales charge during the period versus a 27.39% return for the Russell 2000 Index. The fund was ranked in the top 5th percentile of all small cap growth funds for the trailing 12-month period as determined by Lipper.

The outperformance in the fund versus its benchmark is attributable to superior stock selection in several sectors including health care and technology. Accredo Health, up 87% during the 12-month period, Silicon Valley Bancshares up 184%, Noven Pharmaceuticals up 224% and Triquent Semiconductor up 318%, are just a handful of stocks that contributed to the strong performance. Going forward, we continue to focus on technology in particular, semiconductor companies who supply components to the wireless and telecommunications equipment companies such as Triquent Semiconductor, Alpha Industries and Transwitch. We are also investing in companies involved with bandwith management and buildout such as Packeteer, Netro, Vyyo and Turnstone. In healthcare, we are investing in genomics, which is an industry that we believe will revolutionize the drug discovery process. Companies that have proprietary technology that are benefiting from this trend are Orchid Biosciences, Variagenics and Biosource. The portfolio's performance was also enhanced by its investment in Initial Public Offerings.

Given the current economic backdrop of moderate economic growth, low inflation and stabilizing interest rates we would expect small cap stocks (typically those with a market capitalization up to $2 billion) to perform well over the next 12 months. Small cap stocks are still displaying superior revenue and earnings growth rates and are trading at more reasonable valuations than large cap. However, over the past 6 months, the valuation disparity between large and small cap stocks has narrowed, therefore we do not expect the same type of outperformance over the next 12 months. We continue to emphasize that the small cap market is extremely volatile and investors need to take a longer-term perspective while investing in this fund. We are confident the fund is well positioned and invested in companies with very strong fundamentals and management teams.

As of October 9, 2000, Lucinda S. Mezey, Diane M. Gotham and Michael J. Romanowski are primarily responsible for the day-to-day management of Capital Appreciation Fund.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CAPITAL APPRECIATION PORTFOLIO
 AVERAGE ANNUAL TOTAL RETURN     1 YEAR   5 YEAR   10 YEAR
CLASS A*                        +105.59%  +27.47%  +22.84%
CLASS A**                       +115.84%  +28.72%  +23.43%

                             CAPITAL
        RUSSELL 2000  APPRECIATION PORTFOLIO
          INDEX***           CLASS A
9/1/90        10,000                   9,525
91            12,486                  12,387
92            13,912                  12,420
93            18,375                  16,894
94            20,725                  15,774
95            25,316                  22,131
96            28,065                  25,275
97            36,180                  23,280
98            29,225                  20,100
99            37,517                  36,234
00            47,792                  78,207

                         Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 index, which represents approximately 11% of the Russell 3000 Index.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/2000

ADDITIONS:                                          ELIMINATIONS:
Adept Technology, Inc.                              Advanced Digital Information Corp.
Art Technology Group, Inc.                          Eagle USA Airfreight, Inc.
AudioCodes Ltd.                                     Emulex Corp.
Elantec Semiconductor, Inc.                         Galileo Technology Ltd.
Medarex, Inc.                                       Harmonic, Inc.
Merix Corp.                                         Insight Enterprises, Inc.
Newport Corp.                                       MiniMed, Inc.
Plexus Corp.                                        RF Micro Devices, Inc.
Silicon Valley Bancshares                           VeriSign, Inc.
Tanox, Inc.                                         Young Broadcasting, Inc.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO
Schedule of Investments
August 31, 2000

COMMON STOCKS-60.85%
--------------------------------------------------------------------------------

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                BEVERAGE MANUFACTURING-1.69%
        64,000  Panamerican Beverages, Inc. Class A..........   $  1,139,441   $  1,188,000
        46,000  PepsiCo, Inc.................................      1,955,071      1,960,750
        30,000  Seagram Co. Ltd..............................      1,838,891      1,805,625
                                                                ------------   ------------
                                                                   4,933,403      4,954,375
                                                                ------------   ------------
                COMPUTER MANUFACTURING-AUDIO AND VIDEO
                EQUIPMENT-0.53%
        17,300  Gemstar-TV Guide International, Inc. (a).....      1,108,164      1,561,325
                                                                ------------   ------------
                COMPUTER MANUFACTURING- COMMUNICATIONS
                EQUIPMENT - 1.90%
        19,000  ADC Telecommunications,
                  Inc. (with rights) (a).....................        699,638        777,812
        22,000  Cisco Systems, Inc. (a)......................        909,638      1,507,000
        14,800  Extreme Networks, Inc. (a)...................        817,236      1,377,325
        33,500  Lucent Technologies, Inc.....................      2,027,775      1,400,719
        14,000  Motorola, Inc................................        510,965        504,875
                                                                ------------   ------------
                                                                   4,965,252      5,567,731
                                                                ------------   ------------
                COMPUTER MANUFACTURING- COMPUTER AND
                PERIPHERAL EQUIPMENT-1.36%
         7,000  EMC Corp. (a)................................        649,159        686,000
         9,000  Hewlett-Packard Co...........................      1,008,822      1,086,750
        11,400  Sun Microsystems, Inc. (a)...................        814,059      1,447,087
         6,500  VERITAS Software Corp. (a)...................        880,846        783,656
                                                                ------------   ------------
                                                                   3,352,886      4,003,493
                                                                ------------   ------------
                COMPUTER MANUFACTURING- NAVIGATIONAL,
                MEASURING AND CONTROL INSTRUMENTS-0.95%
        28,300  PE Corp. - PE Biosystems Group                       745,575      2,784,012
                                                                ------------   ------------
                COMPUTER MANUFACTURING- SEMICONDUCTOR,
                ELECTRONIC COMPONENT-5.01%
         2,800  Applied Micro Circuits Corp. (a).............        494,479        568,225
         9,200  Celestica, Inc. (a)..........................        652,303        718,750
        29,500  Intel Corp...................................      1,853,581      2,208,812
        21,000  JDS Uniphase Corp. (a).......................      1,400,830      2,617,125
        20,000  Micron Technology, Inc. (a)..................      1,758,313      1,635,000
        44,400  Texas Instruments, Inc.......................      1,902,844      2,972,025
        69,700  Tyco International Ltd.......................      3,741,200      3,972,900
                                                                ------------   ------------
                                                                  11,803,550     14,692,837
                                                                ------------   ------------
                ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
                OTHER-1.38%
         3,500  CIENA Corp. (a)..............................        303,432        775,906
        10,000  Corning, Inc.................................      1,044,817      3,279,375
                                                                ------------   ------------
                                                                   1,348,249      4,055,281
                                                                ------------   ------------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING - 0.30%
        37,000  USA Networks, Inc. (a).......................        861,515        890,312
                                                                ------------   ------------
                ENTERTAINMENT-MOTION PICTURE AND VIDEO
                INDUSTRIES-4.23%
        96,000  AT&T Corp. - Liberty Media Corp. (a).........      1,581,396      2,052,000
        58,380  Clear Channel Communications, Inc. (a).......      3,939,898      4,225,252

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
        64,065  Viacom, Inc. Class B (a).....................   $  2,374,957   $  4,312,375
        46,900  Walt Disney Co...............................      1,467,728      1,826,169
                                                                ------------   ------------
                                                                   9,363,979     12,415,796
                                                                ------------   ------------
                ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
                DATABASE PUBLISHERS-1.35%
        30,000  PRIMEDIA, Inc. (a)...........................        838,730        536,250
        62,600  Reader's Digest Association, Inc. Class A....      1,921,530      2,410,100
        11,800  Time Warner, Inc.............................        910,364      1,008,900
                                                                ------------   ------------
                                                                   3,670,624      3,955,250
                                                                ------------   ------------
                FINANCE-AGENCIES, BROKERAGE AND OTHER
                INSURANCE ACTIVITIES - 1.14%
        26,400  Aon Corp.....................................        940,251        985,050
        19,800  Marsh & McLennan Companies, Inc..............      1,915,550      2,351,250
                                                                ------------   ------------
                                                                   2,855,801      3,336,300
                                                                ------------   ------------
                FINANCE-DEPOSITORY CREDIT BANKING-1.04%
        19,000  Bank of New York Company, Inc................        892,953        996,312
        35,333  Citigroup, Inc...............................      1,378,160      2,062,583
                                                                ------------   ------------
                                                                   2,271,113      3,058,895
                                                                ------------   ------------
                FINANCE-INSURANCE CARRIERS - 3.12%
        85,000  ACE Ltd......................................      1,926,521      2,985,625
        35,100  American International Group, Inc.                 2,081,132      3,128,287
        16,500  Hartford Financial Services Group, Inc.......        916,740      1,099,312
        42,000  MetLife, Inc. (a)............................        674,520      1,021,125
        42,000  UnumProvident Corp...........................        939,979        910,875
                                                                ------------   ------------
                                                                   6,538,892      9,145,224
                                                                ------------   ------------
                FINANCE-NONDEPOSITORY CREDIT BANKING-0.85%
        23,400  American Express Co..........................        985,458      1,383,525
        40,000  Associates First Capital Corp. Class A.......      1,024,356      1,125,000
                                                                ------------   ------------
                                                                   2,009,814      2,508,525
                                                                ------------   ------------
                FINANCE-SECURITIES AND COMMODITY CONTRACTS
                AND BROKERAGE-1.66%
        14,400  Lehman Brothers Holdings, Inc................      1,701,852      2,088,000
        25,800  Morgan Stanley Dean Witter & Co.                   1,777,359      2,775,112
                                                                ------------   ------------
                                                                   3,479,211      4,863,112
                                                                ------------   ------------
                FOOD MANUFACTURING- OTHER - 0.73%
        40,000  Nabisco Holdings Corp. Class A...............      1,851,632      2,137,500
                                                                ------------   ------------
                HEALTH CARE-GENERAL MEDICAL AND SURGICAL
                HOSPITALS-1.33%
       113,500  HCA - The Healthcare Co......................      3,064,727      3,915,750
                                                                ------------   ------------
                HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
                MANUFACTURING - 1.40%
        28,000  Baxter International, Inc. (with rights).....      2,126,188      2,331,000
        34,400  Medtronic, Inc. (with rights)................      1,091,842      1,763,000
                                                                ------------   ------------
                                                                   3,218,030      4,094,000
                                                                ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                HEALTH CARE-PHARMACEUTICAL AND MEDICINE
                MANUFACTURING-5.37%
        22,000  Abbott Laboratories..........................   $    951,444   $    962,500
        34,300  ALZA Corp. (a)...............................      1,488,380      2,593,937
        50,800  American Home Products Corp..................      2,549,363      2,752,725
        17,200  Amgen, Inc. (with rights) (a)................        899,720      1,303,975
        20,000  AstraZeneca Group plc ADR....................        941,539        911,250
        39,000  Biovail Corp. (a)............................      2,019,889      2,498,438
        46,950  Pfizer, Inc. (with rights)...................      1,501,041      2,030,588
        46,000  Pharmacia Corp. (with rights)................      2,558,473      2,693,875
                                                                ------------   ------------
                                                                  12,909,849     15,747,288
                                                                ------------   ------------
                HEALTH CARE-SCIENTIFIC RESEARCH AND
                DEVELOPMENT SERVICES - 1.07%
        10,700  Genentech, Inc. (a)..........................      1,068,058      2,038,350
        22,000  Immunex Corp. (a)............................      1,034,735      1,105,500
                                                                ------------   ------------
                                                                   2,102,793      3,143,850
                                                                ------------   ------------
                INFORMATION-OTHER INFORMATION SERVICES-1.13%
        16,000  America Online, Inc. (a).....................        920,026        938,000
         7,400  Juniper Networks, Inc. (a)...................      1,135,746      1,581,750
         6,500  Yahoo!, Inc. (a).............................        843,907        789,750
                                                                ------------   ------------
                                                                   2,899,679      3,309,500
                                                                ------------   ------------
                INFORMATION-OTHER TELECOMMUNICATIONS-3.04%
           250  @Track Communications,
                  Inc. (Warrants) (a)(e).....................          4,547          2,500
        25,200  Nextel Communications, Inc. (a)..............        772,780      1,397,025
        21,800  Nortel Networks Corp.........................        943,161      1,778,063
        53,900  Qwest Communications International,
                  Inc. (a)...................................      2,703,119      2,782,588
        38,700  Sprint Corp..................................      1,334,095      1,296,450
        14,900  VoiceStream Wireless Corp. (a)...............        796,715      1,677,181
                                                                ------------   ------------
                                                                   6,554,417      8,933,807
                                                                ------------   ------------
                INFORMATION-SOFTWARE PUBLISHERS-2.53%
        12,000  Adobe Systems, Inc...........................      1,409,277      1,560,000
        21,000  Equant N.V. NY Shares (a)....................        891,219        807,188
        34,700  Microsoft Corp. (a)..........................      3,463,127      2,422,494
         6,000  Phone.com, Inc. (with rights) (a)............        599,702        554,625
        10,500  Siebel Systems, Inc. (a).....................      1,815,428      2,068,500
                                                                ------------   ------------
                                                                   8,178,753      7,412,807
                                                                ------------   ------------
                MACHINERY MANUFACTURING- AGRICULTURE,
                CONSTRUCTION AND MINING-0.28%
        24,000  National-Oilwell, Inc. (a)...................        863,020        832,500
                                                                ------------   ------------
                MANUFACTURING- MISCELLANEOUS - 1.20%
        60,200  General Electric Co..........................      2,939,742      3,532,988
                                                                ------------   ------------
                MANUFACTURING-SOAP, CLEANING COMPOUND,
                TOILET-0.43%
        25,000  Colgate-Palmolive Co.........................      1,119,226      1,273,438
                                                                ------------   ------------
                PETROLEUM AND COAL-MINING SUPPORT
                ACTIVITIES-2.84%
         9,000  BJ Services Co. (a)..........................        445,353        603,000
        22,000  Cooper Cameron Corp. (a).....................      1,630,164      1,711,875
        32,000  ENSCO International, Inc.....................      1,076,300      1,276,000
        29,000  Global Marine, Inc. (a)......................        807,116        937,063
        27,000  Halliburton Co...............................      1,292,542      1,431,000

                                                                                  Market
     Shares                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
        28,000  Schlumberger Ltd.............................   $  1,951,142   $  2,388,750
                                                                ------------   ------------
                                                                   7,202,617      8,347,688
                                                                ------------   ------------
                PETROLEUM AND COAL-NATURAL GAS
                DISTRIBUTION-1.65%
        57,000  Enron Corp...................................      1,783,350      4,837,875
                                                                ------------   ------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-0.96%
        43,000  EOG Resources, Inc...........................      1,191,908      1,644,750
        78,000  Ocean Energy, Inc. (a).......................      1,144,492      1,184,625
                                                                ------------   ------------
                                                                   2,336,400      2,829,375
                                                                ------------   ------------
                PETROLEUM AND COAL-PRODUCTS
                MANUFACTURING-1.88%
        31,000  BP Amoco plc ADR.............................      1,575,813      1,712,750
        35,000  Coastal Corp.................................      1,940,085      2,410,625
        17,000  Exxon Mobil Corp.............................      1,239,126      1,387,625
                                                                ------------   ------------
                                                                   4,755,024      5,511,000
                                                                ------------   ------------
                PIPELINE-TRANSPORTATION OF NATURAL GAS-1.50%
        98,000  Dynegy, Inc. Class A.........................      1,644,721      4,410,000
                                                                ------------   ------------
                PROFESSIONAL SERVICES- ADVERTISING AND
                RELATED SERVICES-0.59%
        45,000  Interpublic Group of Companies, Inc..........      1,718,891      1,721,250
                                                                ------------   ------------
                PROFESSIONAL SERVICES- COMPUTER SYSTEMS
                DESIGN AND RELATED-1.19%
         5,900  Ariba, Inc. (a)..............................        882,632        928,513
        32,000  Automatic Data Processing, Inc...............      1,678,478      1,908,000
         6,300  Corvis Corp. (a).............................        263,630        654,019
                                                                ------------   ------------
                                                                   2,824,740      3,490,532
                                                                ------------   ------------
                RETAIL-DEPARTMENT STORES - 0.28%
        14,600  Kohl's Corp. (a).............................         71,509        817,600
                                                                ------------   ------------
                RETAIL-GROCERY STORES-0.43%
        25,500  Safeway, Inc. (a)............................        976,984      1,257,469
                                                                ------------   ------------
                RETAIL-OTHER GENERAL MERCHANDISE STORES-0.38%
        23,600  Wal-Mart Stores, Inc.........................        934,685      1,119,525
                                                                ------------   ------------
                TOBACCO MANUFACTURING-0.51%
        50,500  Philip Morris Companies, Inc.................      1,274,606      1,496,063
                                                                ------------   ------------
                TRANSPORTATION-AIR SCHEDULED - 0.40%
        16,000  Continental Airlines, Inc. Class B (a).......        820,200        770,000
        13,000  Northwest Airlines Corp. (a).................        469,433        407,063
                                                                ------------   ------------
                                                                   1,289,633      1,177,063
                                                                ------------   ------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION - 3.22%
        82,000  AES Corp. (a)................................      2,045,808      5,227,500
        28,000  Calpine Corp. (a)............................      1,946,000      2,772,000
        19,500  Duke Energy Corp.............................      1,320,920      1,458,844
                                                                ------------   ------------
                                                                   5,312,728      9,458,344
                                                                ------------   ------------
                TOTAL COMMON STOCKS..........................   $137,135,784   $178,599,680
                                                                ============   ============

ASSET BACKED SECURITIES-2.99%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                CAPTIVE RETAIL FINANCE-1.54%
   $1,000,000   Citibank Credit Card Master Trust I, 6.90%
                  Ser 1999-7 Class B 11-15-2006..............   A             $    985,235   $    988,000
    2,000,000   Sears Credit Account Master Trust, 6.40% Ser
                  1997-1 Class B 7-16-2007...................   A                1,944,571      1,964,540
    1,500,000   Standard Credit Card Master Trust, 8.45% Ser
                  1995-1 Class B 1-7-2007....................   A                1,581,993      1,563,357
                                                                              ------------   ------------
                                                                                 4,511,799      4,515,897
                                                                              ------------   ------------
                FINANCE-COMMERCIAL BANKING-0.86%
      700,000   Midland Realty Acceptance Corp., 7.73%
                  Variable Rate Ser 1996-C1 Class B
                  8-25-2028..................................   AA                 706,764        712,115
    1,750,000   Mortgage Capital Funding, Inc., 7.90% Ser
                  1996-MC1 Class B 2-15-2006.................   AA+              1,761,856      1,799,262
                                                                              ------------   ------------
                                                                                 2,468,620      2,511,377
                                                                              ------------   ------------
                HOME IMPROVEMENT FINANCE-0.25%
      750,000   Money Store Home Improvement Trust, 7.41% Ser
                  1997-1 Class M1 5-15-2017..................   AA                 752,806        746,828
                                                                              ------------   ------------
                MULTI-FAMILY LOANS-0.34%
    1,000,000   DLJ Mortgage Acceptance Corp., 8.80%
                  Multifamily Mtg Pass Thru Certificate Ser
                  1993-12 Class B1 9-18-2003.................   NR                 982,500        996,688
                                                                              ------------   ------------
                TOTAL ASSET BACKED SECURITIES................                 $  8,715,725   $  8,770,790
                                                                              ============   ============

CORPORATE BONDS-INVESTMENT GRADE-17.37%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                ACCOMMODATION AND FOOD SERVICE-TRAVELER-0.17%
   $  500,000   Park Place Entertainment Corp., 8.50% Sr Note
                  11-15-2006.................................   BBB-          $    495,517   $    504,347
                                                                              ------------   ------------
                BEVERAGE MANUFACTURING-0.31%
      500,000   Coca-Cola Bottling Co., 6.375% Deb
                  5-1-2009...................................   BBB                497,058        453,053
      500,000   Pepsi Bottling Group, Inc., 7.00% Sr Note Ser
                  B 3-1-2029.................................   A-                 496,653        454,849
                                                                              ------------   ------------
                                                                                   993,711        907,902
                                                                              ------------   ------------
                CAPTIVE AUTO FINANCE-0.72%
    1,000,000   DaimlerChrysler N.A. Holding Corp., 7.40%
                  Global Note 1-20-2005......................   A+                 999,337      1,004,520
      500,000   Ford Motor Co., 6.375% Deb 2-1-2029..........   A                  464,509        411,038
      500,000   General Motors Acceptance Corp., 6.15% Global
                  Bond 4-5-2007..............................   A                  498,554        465,560
      250,000   Toyota Motor Credit Corp., 5.625% Global Note
                  11-13-2003.................................   AAA                249,726        240,717
                                                                              ------------   ------------
                                                                                 2,212,126      2,121,835
                                                                              ------------   ------------
                CHEMICAL MANUFACTURING-BASIC CHEMICAL
                MANUFACTURING-0.08%
      250,000   Equistar Chemicals, L.P., 8.75% Sr Note
                  2-15-2009..................................   BBB-               261,302        246,752
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-COMMUNICATIONS
                EQUIPMENT-0.15%
      500,000   Lucent Technologies, Inc., 6.45% Global Bond
                  3-15-2029..................................   A                  497,351        431,168
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-COMPUTER AND
                PERIPHERAL EQUIPMENT-0.17%
      500,000   Hewlett-Packard Co., 7.15% Global Note
                  6-15-2005..................................   AA-                498,396        505,732
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-NAVIGATIONAL,
                MEASURING AND CONTROL INSTRUMENTS-0.29%
      500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-               502,638        483,328
      400,000   Raytheon Co., 7.20% Deb 8-15-2027............   BBB-               352,830        364,150
                                                                              ------------   ------------
                                                                                   855,468        847,478
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-0.22%
      750,000   Tyco International Group S.A., 6.875% Yankee
                  Bond 1-15-2029.............................   A-                 756,630        657,622
                                                                              ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-0.25%
   $  250,000   Comcast Cable Communications, 8.375% Note
                  5-1-2007...................................   BBB           $    277,949   $    259,500
      500,000   Cox Communications, Inc., 6.40% Note
                  8-1-2008...................................   BBB+               510,824        465,785
                                                                              ------------   ------------
                                                                                   788,773        725,285
                                                                              ------------   ------------
                ENTERTAINMENT-MOTION PICTURE AND VIDEO
                INDUSTRIES-0.33%
      500,000   Seagram (Joseph) & Sons, Inc., 6.625% Sr Note
                  12-15-2005.................................   BBB-               474,005        486,069
      500,000   Viacom, Inc., 7.625% Sr Deb 1-15-2016........   BBB+               541,229        497,475
                                                                              ------------   ------------
                                                                                 1,015,234        983,544
                                                                              ------------   ------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.08%
      250,000   AT&T Corp. - Liberty Media, 8.25% Deb
                  2-1-2030...................................   BBB-               248,007        235,739
                                                                              ------------   ------------
                FINANCE-COMMERCIAL BANKING-0.95%
      500,000   BankAmerica Corp., 6.20% Sub Note
                  2-15-2006..................................   A                  477,439        476,519
      255,000   Citicorp Capital I, 7.933% 2-15-2027.........   A                  238,525        240,998
      250,000   Keycorp Capital II, 6.875% Bond 3-17-2029....   BBB                247,381        199,235
      500,000   Mellon Financial Co., 6.375% Sub Note
                  2-15-2010..................................   A                  501,881        463,439
      500,000   National City Corp., 6.875% Sub Note
                  5-15-2019..................................   A-                 499,149        442,577
      500,000   NBD Bancorp, 7.125% Sub Note 5-15-2007.......   A-                 494,988        488,734
      500,000   St. Paul Bancorp, Inc., 7.125% Sr Note
                  2-15-2004..................................   BBB                498,717        488,660
                                                                              ------------   ------------
                                                                                 2,958,080      2,800,162
                                                                              ------------   ------------
                FINANCE-CONSUMER LENDING-0.75%
      500,000   Aristar, Inc., 7.25% Sr Note 6-15-2006.......   A-                 498,319        485,511
      750,000   CIT Group, Inc., 7.375% Global Note
                  3-15-2003..................................   A+                 749,316        750,778
    1,000,000   Household Finance Corp., 6.00% Global Note
                  5-1-2004...................................   A                  999,833        954,401
                                                                              ------------   ------------
                                                                                 2,247,468      2,190,690
                                                                              ------------   ------------
                FINANCE-CREDIT CARD ISSUING-0.17%
      500,000   Providian National Bank, 6.75% Sr Note
                  3-15-2002..................................   BBB-               499,823        494,442
                                                                              ------------   ------------
                FINANCE-DEPOSITORY CREDIT BANKING-0.44%
      750,000   Bank One Corp., 7.625% Global Note
                  8-1-2005...................................   A                  748,520        757,541
      600,000   Republic NY Capital I, 7.75% Deb
                  11-15-2026.................................   A-                 529,988        531,098
                                                                              ------------   ------------
                                                                                 1,278,508      1,288,639
                                                                              ------------   ------------
                FINANCE-INSURANCE CARRIERS-0.66%
      250,000   American General Corp., 6.625% Sr Note
                  2-15-2029..................................   AA-                238,465        218,082
      500,000   Prudential Insurance Co., 6.375% Sr Note
                  7-23-2006 (e)..............................   A+                 498,265        469,598
      500,000   ReliaStar Financial Corp., 6.625% Note
                  9-15-2003..................................   A                  511,314        489,981
      750,000   ReliaStar Financial Corp., 8.00% Note
                  10-30-2006.................................   A                  747,559        767,522
                                                                              ------------   ------------
                                                                                 1,995,603      1,945,183
                                                                              ------------   ------------
                FINANCE-INTERNATIONAL TRADE FINANCING-0.34%
      500,000   BSCH Issuance Ltd., 7.625% 11-3-2009.........   A                  487,312        501,765
      250,000   LB Baden-Wuerttemberg, 7.625% Yankee Sub Note
                  2-1-2023...................................   AAA                281,474        251,849
      250,000   Swiss Bank Corp. New York, 7.00% Sub Deb
                  10-15-2015.................................   AA                 235,135        235,226
                                                                              ------------   ------------
                                                                                 1,003,921        988,840
                                                                              ------------   ------------
                FINANCE-SALES FINANCING-0.46%
      500,000   Finova Capital Corp., 7.625% Sr Note
                  9-21-2009..................................   BBB+               496,945        328,868
      500,000   General Electric Capital Corp., 7.375% Medium
                  Term Note 1-19-2010........................   AAA                496,435        512,480
      500,000   Textron Financial Corp., 7.125% Global Note
                  12-9-2004..................................   A-                 497,794        499,640
                                                                              ------------   ------------
                                                                                 1,491,174      1,340,988
                                                                              ------------   ------------
                FINANCE-SECURITIES AND COMMODITY CONTRACTS
                AND BROKERAGE-0.84%
      500,000   Bear Stearns Capital Trust I, 7.00% Variable
                  Rate Note 1-15-2027........................   BBB                499,721        488,009
      250,000   Goldman Sachs Group, Inc., 6.50% Medium Term
                  Note Ser A 2-25-2009 (e)...................   A+                 250,000        230,741
      500,000   Goldman Sachs Group, Inc., 6.65% Note
                  5-15-2009..................................   A+                 499,090        470,345
      500,000   Lehman Brothers Holdings, Inc., 7.875% Note
                  11-1-2009..................................   A                  510,462        500,454

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $  750,000   Morgan Stanley Dean Witter & Co., 7.75%
                  Global Note 6-15-2005......................   AA-           $    757,481   $    766,097
                                                                              ------------   ------------
                                                                                 2,516,754      2,455,646
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-0.89%
      250,000   British Columbia (Province of), 6.50% Yankee
                  Bond Ser BCUSD-2 1-15-2026.................   AA-                255,747        230,116
      250,000   Korea (Republic of), 8.875% Global Bond
                  4-15-2008..................................   BBB                262,122        265,000
      340,000   Novia Scotia, 9.50% Yankee Deb 2-1-2019......   A-                 404,989        409,666
      500,000   Ontario (Province of), 5.50% Sr Global Bond
                  10-1-2008..................................   AA-                497,489        455,273
      500,000   Ontario (Province of), 7.375% Sr Global Bond
                  1-27-2003..................................   AA-                522,607        505,376
      250,000   Poland (Republic of), 7.125% Yankee Note
                  7-1-2004...................................   BBB+               249,226        247,500
      500,000   Quebec (Province of), 7.50% Deb 9-15-2029....   A+                 499,001        506,821
                                                                              ------------   ------------
                                                                                 2,691,181      2,619,752
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-AGENCIES-0.08%
      250,000   Korea Development Bank, 7.125% Global Note
                  4-22-2004..................................   BBB                248,609        244,417
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-SUPRA-NATIONAL-0.60%
      750,000   Corp Andina de Fomento, 7.10% Yankee Bond
                  2-1-2003...................................   A                  749,801        737,417
      500,000   Inter-American Development Bank, 7.375% Bond
                  1-15-2010..................................   AAA                498,180        515,995
      500,000   International Bank for Reconstruction &
                  Development, 7.00% Global Note 1-27-2005...   AAA                497,728        503,991
                                                                              ------------   ------------
                                                                                 1,745,709      1,757,403
                                                                              ------------   ------------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-0.33%
      500,000   Time Warner, Inc., 6.875% Sr Deb 6-15-2018...   BBB                506,305        449,666
      500,000   Time Warner, Inc., 8.11% Note 8-15-2006......   BBB                507,196        517,075
                                                                              ------------   ------------
                                                                                 1,013,501        966,741
                                                                              ------------   ------------
                INFORMATION-OTHER TELECOMMUNICATIONS-0.44%
      375,000   Impsat Fiber Networks, Inc., 13.75% Sr Note
                  2-15-2005..................................   B                  375,000        322,500
      250,000   Telecomunicaciones de Puerto Rico, 6.65% Sr
                  Sub Note 5-15-2006.........................   BBB                249,922        237,091
      750,000   WorldCom, Inc., 6.125% 4-15-2002.............   A-                 736,309        736,837
                                                                              ------------   ------------
                                                                                 1,361,231      1,296,428
                                                                              ------------   ------------
                INFORMATION-TELECOMMUNICATIONS CARRIERS-0.32%
      250,000   AirTouch Communications, 6.65% Note
                  5-1-2008...................................   A-                 253,738        235,610
      500,000   Century Telephone Enterprises, Inc., 6.15% Sr
                  Note 1-15-2005.............................   BBB+               499,488        462,386
      250,000   Vodafone Airtouch plc, 7.875% Deb
                  2-15-2030 (e)..............................   A-                 246,755        248,944
                                                                              ------------   ------------
                                                                                   999,981        946,940
                                                                              ------------   ------------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-1.12%
      500,000   360 Communications Co., 7.50% Sr Note
                  3-1-2006...................................   A                  499,261        499,290
      500,000   ALLTEL Corp., 6.80% Deb 5-1-2029.............   A-                 496,935        420,355
      750,000   AT&T Corp., 6.00% Note 3-15-2009.............   AA-                748,431        666,103
      500,000   GTE Corp., 7.51% Note 4-1-2009...............   A+                 496,754        497,365
      500,000   Sprint Capital Corp., 5.875% Global Note
                  5-1-2004...................................   BBB+               498,104        475,566
      750,000   US West Communications, 7.20% Note
                  11-1-2004..................................   A                  749,667        743,231
                                                                              ------------   ------------
                                                                                 3,489,152      3,301,910
                                                                              ------------   ------------
                MACHINERY MANUFACTURING-AGRICULTURE,
                CONSTRUCTION AND MINING-0.25%
      750,000   Caterpillar, Inc., 7.25% Deb 9-15-2009.......   A+                 748,679        735,614
                                                                              ------------   ------------
                MANUFACTURING-MOTOR VEHICLE-0.16%
      500,000   Ford Motor Co., 7.45% Global Note
                  7-16-2031..................................   A                  471,903        464,750
                                                                              ------------   ------------
                MANUFACTURING-MOTOR VEHICLE PARTS-0.17%
      500,000   TRW, Inc., 6.50% Sr Note 6-1-2002............   BBB                496,733        491,164
                                                                              ------------   ------------
                MANUFACTURING-SOAP, CLEANING COMPOUND,
                TOILET-0.59%
    1,750,000   Proctor & Gamble Co., 6.875% Global Bond
                  9-15-2009..................................   AA               1,752,266      1,729,275
                                                                              ------------   ------------
                PAPER, PULP AND PAPERBOARD MILLS-0.17%
      500,000   Fort James Corp., 6.50% Sr Note 9-15-2002....   BBB-               499,726        489,399
                                                                              ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                PETROLEUM AND COAL-MINING SUPPORT
                ACTIVITIES-0.16%
   $  500,000   Petroleum Geo-Services ASA, 6.25% Yankee Bond
                  11-19-2003.................................   BBB           $    498,513   $    477,655
                                                                              ------------   ------------
                PETROLEUM AND COAL-NATURAL GAS
                DISTRIBUTION-0.08%
      250,000   Enron Corp., 6.95% Note 7-15-2028............   BBB+               226,065        226,185
                                                                              ------------   ------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-0.16%
      500,000   Conoco, Inc., 6.95% Sr Note 4-15-2029........   A-                 467,278        460,536
                                                                              ------------   ------------
                PETROLEUM AND COAL-PRODUCTS
                MANUFACTURING-0.36%
      500,000   Chevron Corp., 6.625% Note 10-1-2004.........   AA                 498,450        495,837
      500,000   Texaco Capital, Inc., 8.625% Deb 6-30-2010...   A+                 549,573        549,504
                                                                              ------------   ------------
                                                                                 1,048,023      1,045,341
                                                                              ------------   ------------
                PIPELINE-TRANSPORTATION OF NATURAL GAS-0.82%
      500,000   CMS Panhandle Holding Co., 7.00% Sr Note
                  7-15-2029..................................   BBB-               495,787        431,998
      500,000   NGC Corp. Capital Trust I, 8.316% Sub Deb Ser
                  B 6-1-2027.................................   BBB-               500,000        428,580
      600,000   PG&E Gas Transmission, 7.10% Sr Note
                  6-1-2005...................................   A-                 588,894        601,304
      750,000   Tennessee Gas Pipeline Co., 7.50% Deb
                  4-1-2017...................................   BBB+               739,027        721,866
      250,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                  Bond 1-21-2009.............................   A-                 251,579        231,958
                                                                              ------------   ------------
                                                                                 2,575,287      2,415,706
                                                                              ------------   ------------
                PUBLIC-EXECUTIVE, LEGISLATIVE AND GOVERNMENT
                SUPPORT-0.18%
      400,000   New York (City of), 10.00% General Obligation
                  Taxable Bond Ser D 8-1-2005................   Aaa*               404,666        422,780
      100,000   New York (City of), 10.00% General Obligation
                  Taxable Bond Ser D 8-1-2005................   A2*                 96,456        105,695
                                                                              ------------   ------------
                                                                                   501,122        528,475
                                                                              ------------   ------------
                REAL ESTATE, RENTAL AND LEASING-AUTOMOTIVE
                EQUIPMENT RENTAL AND LEASING-0.16%
      500,000   Ryder System, Inc., 6.60% Note Ser P
                  11-15-2005.................................   BBB+               499,867        466,881
                                                                              ------------   ------------
                REAL ESTATE, RENTAL AND LEASING-INDUSTRIAL
                MACHINERY AND EQUIPMENT-0.17%
      500,000   Comdisco, Inc., 9.50% Sr Note 8-15-2003......   BBB+               498,906        501,759
                                                                              ------------   ------------
                RETAIL-DEPARTMENT STORES-0.46%
    1,000,000   Dayton Hudson Corp., 5.875% Note 11-1-2008...   A-                 974,429        911,410
      500,000   Federated Department Stores, 6.30% Note
                  4-1-2009...................................   BBB+               498,784        440,555
                                                                              ------------   ------------
                                                                                 1,473,213      1,351,965
                                                                              ------------   ------------
                RETAIL-GROCERY STORES-0.23%
      750,000   Ahold Finance USA, Inc., 6.25% Sr Deb
                  5-1-2009...................................   A-                 744,468        665,210
                                                                              ------------   ------------
                RETAIL-OTHER GENERAL MERCHANDISE STORES-0.26%
      750,000   Wal-Mart Stores, Inc., 6.875% Global Note
                  8-1-2002...................................   AA                 749,697        751,829
                                                                              ------------   ------------
                TRANSPORTATION-AIR SCHEDULED-0.08%
      250,000   Delta Air Lines, Inc., 6.65% Medium Term Note
                  3-15-2004..................................   BBB-               249,860        235,545
                                                                              ------------   ------------
                TRANSPORTATION-RAIL-0.25%
      750,000   CSX Corp., 7.90% Deb 5-1-2017................   BBB                732,787        733,533
                                                                              ------------   ------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-0.96%
      500,000   Alabama Power Co., 7.125% Sr Note
                  10-1-2007..................................   A                  498,386        489,024
      500,000   Detroit Edison Co., 7.50% First Mtg Ser A
                  2-1-2005...................................   A-                 499,285        502,142
      500,000   Duke Energy Corp., 6.00% Sr Note Ser A
                  12-1-2028..................................   A+                 488,312        405,379
      500,000   Madison Gas & Electric Co., 6.02% Sr Note
                  9-15-2008..................................   AA-                500,000        455,934
      189,024   Niagara Mohawk Power Co., 7.625% Sr Note Ser
                  F 10-1-2005................................   BBB-               185,337        188,555
      750,000   TXU Electric Capital V, 8.175% Deb
                  1-30-2037..................................   BBB-               750,000        775,838
                                                                              ------------   ------------
                                                                                 2,921,320      2,816,872
                                                                              ------------   ------------
                WHOLESALERS-GROCERY AND RELATED
                PRODUCTS-0.07%
      250,000   Sysco Corp., 6.50% Deb 8-1-2028..............   AA-                251,228        222,126
                                                                              ------------   ------------
                WHOLESALERS-LUMBER AND OTHER CONSTRUCTION
                MATERIALS-0.21%
      600,000   Georgia-Pacific Corp., 9.625% Deb
                  3-15-2022..................................   BBB-               616,932        613,889
                                                                              ------------   ------------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                WHOLESALERS-PAPER AND PAPER PRODUCT-0.26%
   $  750,000   Kimberly Clark Corp., 7.10% Note 8-1-2007....   AA            $    749,993   $    760,292
                                                                              ------------   ------------
                TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $ 52,937,076   $ 50,989,586
                                                                              ============   ============

CORPORATE BONDS-NON-INVESTMENT GRADE-7.16%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                CHEMICAL MANUFACTURING-BASIC CHEMICAL
                MANUFACTURING-0.17%
   $  500,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                  Ser B 5-1-2007.............................   BB            $    500,000   $    508,125
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-0.18%
      500,000   Fairchild Semiconductor Corp., 10.375% Sr Sub
                  Note 10-1-2007.............................   B                  507,499        515,000
                                                                              ------------   ------------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-0.51%
      500,000   Adelphia Communications Corp., 9.375% Sr Note
                  11-15-2009.................................   B+                 496,219        465,000
      500,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                  5-15-2016..................................   BB-                506,940        537,500
      500,000   Ekabel Hessen GMBH, 14.50% Sr Note
                  9-1-2010 (e)...............................   B-                 493,464        498,750
                                                                              ------------   ------------
                                                                                 1,496,623      1,501,250
                                                                              ------------   ------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.33%
      250,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                  1-15-2009..................................   B                  232,918        236,250
      504,088   Australis Media Ltd. Sr Disc Note
                  5-15-2003 (Zero coupon through 5-15-2000,
                  thereafter
                  15.75%) (with warrants) (a)(e).............   D                  401,365              5
      500,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                  Note 9-30-2005.............................   B                  493,188        491,250
      250,000   Spanish Broadcasting System, Inc., 9.625% Sr
                  Sub 11-1-2009..............................   B-                 245,495        248,750
                                                                              ------------   ------------
                                                                                 1,372,966        976,255
                                                                              ------------   ------------
                FINANCE-INSURANCE CARRIERS-0.05%
      250,000   Conseco, Inc., 8.75% Note 2-9-2004...........   BB-                249,881        155,000
                                                                              ------------   ------------
                FOOD SERVICE-LIMITED-SERVICE EATING
                PLACES-0.18%
      500,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-                493,909        521,250
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-0.14%
      400,000   Brazil (Republic of), 11.625% Global Bond
                  4-15-2004..................................   B+                 397,085        416,600
                                                                              ------------   ------------
                HEALTH CARE-GENERAL MEDICAL AND SURGICAL
                HOSPITALS-0.17%
      250,000   HCA-The Healthcare Co., 8.75% Note
                  9-1-2010...................................   BB+                248,827        251,537
      250,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                  Note Ser B 5-15-2009.......................   B-                 251,422        261,250
                                                                              ------------   ------------
                                                                                   500,249        512,787
                                                                              ------------   ------------
                HEALTH CARE-MEDICAL AND DIAGNOSTIC
                LABORATORIES-0.04%
      100,000   Unilab Finance Corp., 12.75% Sr Sub Note
                  10-1-2009..................................   B-                  97,402        108,000
                                                                              ------------   ------------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-0.71%
      600,000   Charter Communications Holdings LLC, 9.92% Sr
                  Disc Note 4-1-2011 (Zero coupon through
                  4-1-2004, thereafter 9.92%) (g)............   B+                 428,308        360,000
      500,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                  2-15-2011..................................   B+                 493,535        437,500
      500,000   NTL Communications Corp., 12.57% Sr Note Ser
                  B 10-1-2008 (Zero coupon through 10-1-2003,
                  thereafter 12.375%) (g)....................   B-                 342,182        323,125
      750,000   United International Holdings, Inc., 12.42%
                  Sr Disc Note Ser B 2-15-2008 (Zero coupon
                  through 2-15-2003, thereafter
                  10.75%) (g)................................   B-                 536,333        525,000
      500,000   United Pan-Europe Communications N.V., 11.25%
                  Sr Note Ser B 11-1-2009....................   B                  496,490        433,750
                                                                              ------------   ------------
                                                                                 2,296,848      2,079,375
                                                                              ------------   ------------
                INFORMATION-OTHER INFORMATION SERVICES-0.55%
      750,000   Exodus Communications, Inc., 11.625% Sr Note
                  7-15-2010 (e)..............................   B                  753,214        763,125
      250,000   Globix Corp., 12.50% Sr Note 2-1-2010........   B-                 251,793        190,000

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $  750,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   B-            $    714,820   $    647,812
                                                                              ------------   ------------
                                                                                 1,719,827      1,600,937
                                                                              ------------   ------------
                INFORMATION-OTHER TELECOMMUNICATIONS-0.77%
      250,000   Flag Telecom Holdings Ltd., 11.625% Sr Note
                  3-30-2010..................................   B                  250,000        226,875
      500,000   Global Crossing Holdings Ltd., 9.50% Sr
                  Yankee Note 11-15-2009.....................   BB                 489,181        501,250
      250,000   Level 3 Communications, Inc., 12.875% Sr Disc
                  Note 3-15-2010 (Zero coupon through
                  3-15-2005, thereafter 12.875%) (g).........   B                  143,035        141,875
      750,000   Level 3 Communications, Inc., 9.125% Sr Note
                  5-1-2008...................................   B                  728,578        672,187
      250,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note 12-15-2009............................   B+                 248,097        246,875
      500,000   Williams Communications Group, Inc., 10.875%
                  Sr Note 10-1-2009..........................   B+                 496,445        481,875
                                                                              ------------   ------------
                                                                                 2,355,336      2,270,937
                                                                              ------------   ------------
                INFORMATION-TELECOMMUNICATIONS CARRIERS-0.51%
      500,000   Dobson Communications, 10.875% Sr Note
                  7-1-2010 (e)...............................   NR                 496,264        496,875
      250,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Yankee
                  Note 12-1-2006.............................   B+                 259,946        270,313
      250,000   Nextel Communications, Inc., 11.65% Sr Disc
                  Note 9-15-2007 (Zero coupon through
                  9-15-2002, thereafter 10.65%) (g)..........   B                  192,265        203,750
      750,000   Telecorp PCS, Inc., 11.41% Sr Sub Note
                  4-15-2009 (Zero coupon through 4-15-2004,
                  thereafter 11.625%) (g)....................   B3*                506,465        517,500
                                                                              ------------   ------------
                                                                                 1,454,940      1,488,438
                                                                              ------------   ------------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-1.02%
      500,000   Alaska Communications SY, 9.375% Sr Sub Note
                  5-15-2009..................................   B+                 500,000        457,500
      250,000   Focal Communications, Corp., 11.875% Sr Note
                  1-15-2010..................................   B-                 244,455        227,500
      500,000   Hyperion Telecommunications, 12.25% Sr Note
                  Ser B 9-1-2004.............................   BB-                532,583        480,000
      500,000   Intermedia Communications, Inc., 8.50% Sr
                  Note Ser B 1-15-2008.......................   B                  474,501        412,500
      500,000   Madison River Capital LLC/Madison River
                  Finance Corp., 13.25% Sr Note 3-1-2010.....   CCC+               493,341        415,000
      500,000   NEXTLINK Communications, 10.50% Sr Disc Note
                  12-1-2009 (Zero coupon through 12-1-2004,
                  thereafter 12.125%) (g)....................   B                  304,783        278,750
      750,000   Nextlink Communications, 10.50% Sr Note
                  12-1-2009..................................   B                  750,000        712,500
                                                                              ------------   ------------
                                                                                 3,299,663      2,983,750
                                                                              ------------   ------------
                MACHINERY MANUFACTURING-INDUSTRIAL
                MACHINERY-0.07%
      200,000   Better Minerals & Aggregates, 13.00% Sr Sub
                  Note 9-15-2009.............................   B-                 200,000        194,000
                                                                              ------------   ------------
                MANUFACTURING-MOTOR VEHICLE PARTS-0.15%
      400,000   Holley Performance Products, 12.25% Sr Sub
                  Note Ser B 9-15-2007.......................   B+                 386,467        240,000
      250,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                  Ser B 10-15-2009...........................   B+                 250,000        215,000
                                                                              ------------   ------------
                                                                                   636,467        455,000
                                                                              ------------   ------------
                PAPER, PULP AND PAPERBOARD MILLS-0.17%
      500,000   Packaging Corp. of America, 9.625% Sr Sub
                  Note 4-1-2009..............................   B+                 511,970        512,500
                                                                              ------------   ------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-0.27%
      250,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser B
                  7-15-2007..................................   BB-                253,081        255,000
      250,000   Pioneer Natural Resources Co., 9.625% Sr Note
                  4-1-2010...................................   BB+                249,139        266,379
      250,000   Swift Energy Co., 10.25% Sr Sub Note
                  8-1-2009...................................   B-                 250,798        258,438
                                                                              ------------   ------------
                                                                                   753,018        779,817
                                                                              ------------   ------------
                PRIMARY METAL MANUFACTURING-PRODUCT FROM
                PURCHASED STEEL-0.09%
      250,000   AK Steel Corp., 9.125% Sr Note 12-15-2006....   BB                 249,428        250,625
                                                                              ------------   ------------
                RECEATION-AMUSEMENT PARKS AND ARCADES-0.11%
      500,000   Six Flags, Inc., 11.67% Sr Disc Note
                  4-1-2008 (Zero coupon through 4-1-2003,
                  thereafter 10.00%) (g).....................   B-                 352,456        336,250
                                                                              ------------   ------------
                RECREATION-GAMBLING INDUSTRIES-0.65%
      250,000   Isle of Capri Casinos, Inc., 8.75% Sub Note
                  4-15-2009..................................   B                  224,804        234,375
      500,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                  7-15-2013..................................   BB-                432,146        412,500
      750,000   Park Place Entertainment Corp., 9.375% Sr Sub
                  Note 2-15-2007.............................   BB+                763,031        769,688
      250,000   Station Casinos, Inc., 8.875% Sr Sub Note
                  12-1-2008..................................   B+                 235,003        238,125

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $  250,000   Station Casinos, Inc., 9.875% Sr Sub Note
                  7-1-2010 (e)...............................   B+            $    249,024   $    248,750
                                                                              ------------   ------------
                                                                                 1,904,008      1,903,438
                                                                              ------------   ------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-0.17%
      500,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB                 502,072        508,125
                                                                              ------------   ------------
                UTILITIES-WATER, SEWAGE AND OTHER
                SYSTEMS-0.06%
      250,000   Azurix Corp., 10.75% Sr Note
                  2-15-2010 (f)..............................   BB                 250,896        191,250
                                                                              ------------   ------------
                WOOD PRODUCT MANUFACTURING-ENGINEERED
                WOOD-0.09%
      250,000   Doman Industries, 12.00% Yankee Note
                  7-1-2004...................................   B+                 258,653        255,000
                                                                              ------------   ------------
                TOTAL CORPORATE BONDS - NON-INVESTMENT
                  GRADE......................................                 $ 22,361,196   $ 21,023,709
                                                                              ============   ============

U.S. GOVERNMENT SECURITIES-10.00%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION -
                0.33%
                MORTGAGE BACKED SECURITIES:
   $  999,900   7.00% 2030...................................   $    967,260   $    975,527
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.50%
                MORTGAGE BACKED SECURITIES:
    2,863,383   6.00% 2013-2014..............................      2,772,826      2,738,076
      269,597   6.30% 2008...................................        269,888        258,878
    2,830,324   6.50% 2015...................................      2,777,408      2,757,355
      237,255   7.50% 2027...................................        243,620        235,661
      422,777   8.00% 2025...................................        429,184        426,674
       83,809   9.00% 2016-2021..............................         82,299         86,271
                                                                ------------   ------------
                                                                   6,575,225      6,502,915
                                                                ------------   ------------
                NOTES:
      500,000   7.125% 2030..................................        520,233        516,260
    3,125,000   7.25% 2010-2030..............................      3,243,124      3,246,405
                                                                ------------   ------------
                                                                   3,763,357      3,762,665
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     10,338,582     10,265,580
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                0.69%
                MORTGAGE BACKED SECURITIES:
    1,250,000   7.00% 2028...................................      1,217,587      1,226,953
      757,641   9.00% 2023...................................        782,264        783,447
       15,983   9.50% 2019...................................         15,853         16,602
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................      2,015,704      2,027,002
                                                                ------------   ------------
                OTHER DIRECT FEDERAL OBLIGATIONS - 0.40%
                TENNESSEE VALLEY AUTHORITY:
    1,300,000   5.375% 2008..................................      1,171,644      1,176,975
                                                                ------------   ------------
                U.S. TREASURY SECURITIES - 5.08%
                BONDS:
    6,100,000   6.16% 2019 Zero Coupon (g)...................      1,714,203      2,067,406
   11,500,000   6.40% 2021 Zero Coupon (g)...................      3,051,828      3,344,649
    2,000,000   10.375% 2012.................................      2,403,210      2,488,126
                                                                ------------   ------------
                                                                   7,169,241      7,900,181
                                                                ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2000

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                NOTES:
   $  800,000   4.75% 2008...................................   $    701,410   $    739,500
      365,000   5.75% 2010...................................        362,833        365,342
    5,000,000   6.50% 2010...................................      5,156,183      5,218,750
      670,000   6.75% 2005...................................        687,313        690,728
                                                                ------------   ------------
                                                                   6,907,739      7,014,320
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     14,076,980     14,914,501
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............     28,570,170     29,359,585
                                                                ------------   ------------
                TOTAL LONG-TERM INVESTMENTS..................   $249,719,951   $288,743,350
                                                                ============   ============

SHORT-TERM INVESTMENTS-0.95%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                FINANCE-DEPOSITORY CREDIT BANKING-0.95%
   $    7,234   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate - 6.42%.........   $      7,234
    1,749,000   Wells Fargo Associates Corp., Master Variable
                  Rate Note, Current rate - 6.49%............      1,749,000
    1,040,470   Wells Fargo Cash Investment Money Market
                  Fund, Current rate - 6.27%.................      1,040,470
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................      2,796,704
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST: $252,516,655) (b)...................   $291,540,054
                                                                ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At August 31, 2000, the cost of securities for federal income tax purposes was $252,579,508 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 46,143,741
Unrealized depreciation.....................................    (7,183,195)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 38,960,546
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.36% of total net assets as of August 31, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid secirities:

Period Acquired  Shares/Par  Security                                  Cost Basis
---------------  ----------  --------                                  ----------
1997                  250    @Track Communications, Inc. (Warrants) -
                               144A                                     $  4,547
1997              504,088    Australis Media Ltd. due 2003               401,365
2000              500,000    Dobson Communications due 2010 - 144A       496,264
2000              500,000    Ekabel Hessen GMBN due 2010 - 144A          493,464
2000              750,000    Exodus Communications, Inc. due 2010 -
                               144A                                      753,214
1999              250,000    Goldman Sachs Group, Inc., due 2009 -
                               144A                                      250,000
1998              500,000    Prudential Insurance Co. due 2006 - 144A    498,265
2000              250,000    Station Casinos, Inc. due 2010 - 144A       249,024
2000              250,000    Vodafone Airtouch plc due 2030 - 144A       246,755

        The aggregate value of these securities at August 31, 2000, was $2,959,288, which represents 1.01% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security at August 31, 2000, was $191,250, which represents .07% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS STOCK FUNDS
VALUE FUND
Schedule of Investments
August 31, 2000

COMMON STOCKS-95.33%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               AEROSPACE PRODUCT AND PARTS
               MANUFACTURING-3.21%
       49,200  Honeywell International, Inc.................   $ 2,389,892   $ 1,897,275
                                                               -----------   -----------
               BEVERAGE MANUFACTURING-0.04%
        1,300  Panamerican Beverages, Inc. Class A                  22,417        24,131
                                                               -----------   -----------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-2.09%
       34,000  Air Products and Chemicals, Inc..............     1,104,641     1,234,625
                                                               -----------   -----------
               COMPUTER MANUFACTURING-COMPUTER AND
               PERIPHERAL EQUIPMENT-0.62%
        6,000  Apple Computer, Inc. (a).....................       272,312       365,625
                                                               -----------   -----------
               COMPUTER MANUFACTURING- SEMICONDUCTOR,
               ELECTRONIC COMPONENT - 1.06%
       11,000  Tyco International Ltd.......................       585,850       627,000
                                                               -----------   -----------
               COURIERS-2.39%
       35,000  FedEx Corp. (a)..............................     1,402,982     1,412,250
                                                               -----------   -----------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-2.40%
       59,000  USA Networks, Inc. (a).......................     1,360,972     1,419,687
                                                               -----------   -----------
               ENTERTAINMENT-DATA PROCESSING, HOSTING AND
               RELATED SERVICES - 4.42%
       23,500  Affiliated Computer Services, Inc. (a).......       835,961     1,094,219
       31,800  First Data Corp..............................     1,424,261     1,516,462
                                                               -----------   -----------
                                                                 2,260,222     2,610,681
                                                               -----------   -----------
               FINANCE-CONSUMER LENDING - 1.14%
       14,000  Household International, Inc.................       495,155       672,000
                                                               -----------   -----------
               FINANCE-DEPOSITORY CREDIT BANKING-11.03%
       22,000  Chase Manhattan Corp.........................     1,127,245     1,229,250
       56,167  Citigroup, Inc...............................     1,619,112     3,278,729
       12,000  J.P. Morgan & Co., Inc.......................     1,576,098     2,006,250
                                                               -----------   -----------
                                                                 4,322,455     6,514,229
                                                               -----------   -----------
               FINANCE-INSURANCE CARRIERS-4.94%
       19,000  ACE Ltd......................................       420,582       667,375
       11,000  MGIC Investment Corp.........................       386,184       646,937
       74,000  UnumProvident Corp...........................     1,493,369     1,604,875
                                                               -----------   -----------
                                                                 2,300,135     2,919,187
                                                               -----------   -----------
               FINANCE-NONDEPOSITORY CREDIT BANKING-3.50%
       15,000  Fannie Mae...................................       807,298       806,250
       30,000  Freddie Mac..................................     1,294,059     1,263,750
                                                               -----------   -----------
                                                                 2,101,357     2,070,000
                                                               -----------   -----------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-4.62%
       44,000  HCA - The Healthcare Co......................       991,571     1,518,000
       39,000  Tenet Healthcare Corp. (a)...................       881,809     1,209,000
                                                               -----------   -----------
                                                                 1,873,380     2,727,000
                                                               -----------   -----------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               INFORMATION-SOFTWARE PUBLISHERS - 1.07%
       20,000  Computer Associates International, Inc.......   $ 1,050,682   $   635,000
                                                               -----------   -----------
               INFORMATION-WIRED TELECOMMUNICATIONS
               CARRIERS - 4.25%
       64,400  AT&T Corp....................................     2,218,886     2,028,600
       11,000  Verizon Communications.......................       614,724       479,875
                                                               -----------   -----------
                                                                 2,833,610     2,508,475
                                                               -----------   -----------
               MACHINERY MANUFACTURING-OTHER GENERAL
               PURPOSE-1.25%
       21,200  Parker-Hannifin Corp.........................       919,265       738,025
                                                               -----------   -----------
               MANUFACTURING-MOTOR VEHICLE - 0.98%
        8,000  General Motors Corp..........................       566,393       577,500
                                                               -----------   -----------
               MANUFACTURING-MOTOR VEHICLE PARTS-1.39%
       50,000  Delphi Automotive Systems Corp...............       832,826       821,875
                                                               -----------   -----------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-1.06%
       16,000  Avon Products, Inc...........................       592,680       627,000
                                                               -----------   -----------
               PAPER (CONVERTED) PRODUCT MANUFACTURING-5.70%
       14,800  Abitibi-Consolidated, Inc....................       160,398       165,575
       54,000  Georgia-Pacific Group........................     1,596,713     1,444,500
       30,000  Kimberly-Clark Corp..........................     1,730,435     1,755,000
                                                               -----------   -----------
                                                                 3,487,546     3,365,075
                                                               -----------   -----------
               PAPER, PULP AND PAPERBOARD MILLS - 3.24%
       60,000  International Paper Co.......................     2,206,815     1,912,500
                                                               -----------   -----------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-8.45%
       49,000  Diamond Offshore Drilling, Inc...............     1,625,420     2,195,812
       23,000  Halliburton Co...............................       849,888     1,219,000
       39,000  Tidewater, Inc...............................     1,303,388     1,574,625
                                                               -----------   -----------
                                                                 3,778,696     4,989,437
                                                               -----------   -----------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-1.24%
       29,000  Conoco, Inc. Class A.........................       648,918       730,438
                                                               -----------   -----------
               PRIMARY METAL MANUFACTURING- ALUMINA AND
               ALUMINUM PRODUCTION - 2.65%
       47,000  Alcoa, Inc...................................     1,461,307     1,562,750
                                                               -----------   -----------
               PROFESSIONAL SERVICES-ACCOUNTING, TAX
               PREPARATION AND PAYROLL-0.47%
       15,000  American Management Systems, Inc. (a)........       585,064       280,313
                                                               -----------   -----------
               PROFESSIONAL SERVICES-ADVERTISING AND RELATED
               SERVICES-2.72%
       42,000  Interpublic Group of Companies, Inc..........     1,719,871     1,606,500
                                                               -----------   -----------

FORTIS STOCK FUNDS
VALUE FUND (CONTINUED)
Schedule of Investments
August 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               PROFESSIONAL SERVICES- ARCHITECTURAL,
               ENGINEERING AND RELATED-1.16%
       22,800  Fluor Corp...................................   $   934,126   $   682,575
                                                               -----------   -----------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED-4.18%
       30,000  Convergys Corp. (a)..........................     1,220,187     1,173,750
       26,000  Electronic Data Systems Corp.................     1,652,564     1,295,125
                                                               -----------   -----------
                                                                 2,872,751     2,468,875
                                                               -----------   -----------
               PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
               QUALITY PROGRAMS - 2.72%
       85,000  Waste Management, Inc........................     1,543,635     1,609,688
                                                               -----------   -----------
               RETAIL-DEPARTMENT STORES-2.41%
       51,500  Federated Department Stores, Inc. (a)             2,043,703     1,422,688
                                                               -----------   -----------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               RETAIL-ELECTRONICS AND APPLIANCE STORES-1.40%
       14,000  RadioShack Corp. (with rights)...............   $   591,944   $   826,000
                                                               -----------   -----------
               TOBACCO MANUFACTURING-1.15%
       23,000  Philip Morris Companies, Inc.................       943,714       681,375
                                                               -----------   -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION - 3.23%
       10,000  Duke Energy Corp.............................       579,957       748,125
       56,000  Edison International.........................     1,198,367     1,158,500
                                                               -----------   -----------
                                                                 1,778,324     1,906,625
                                                               -----------   -----------
               WASTE MANAGEMENT,
               ADMINISTRATIVE-INVESTIGATION AND SECURITY
               SERVICES-3.15%
      112,000  Sensormatic Electronics Corp. (a)............     1,662,340     1,862,000
                                                               -----------   -----------
               TOTAL COMMON STOCKS..........................   $53,545,980   $56,308,404
                                                               ===========   ===========

SHORT-TERM INVESTMENTS-5.68%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-2.54%
   $1,500,000  Federal Home Loan Mortgage Corp., 6.55%,
                 8-12-2000..................................   $ 1,496,780
                                                               -----------
               FINANCE-DEPOSITORY CREDIT BANKING-2.57%
       1,158   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 6.42%.........         1,158
     876,000   Wells Fargo Associates Corp., Master Variable
                 Rate Note, Current rate - 6.49%............       876,000
     641,991   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 6.27%.................       641,992
                                                               -----------
                                                                 1,519,150
                                                               -----------
               U.S. TREASURY BILLS-0.57%
     240,000   U.S. Treasury Bill, 6.01%, 10-5-2000 (e).....       238,635
     100,000   U.S. Treasury Bill, 6.17%, 10-12-2000........        99,302
                                                               -----------
                                                                   337,937
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     3,353,867
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $56,899,847) (b)....................   $59,662,271
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At August 31, 2000, the cost of securities for federal income tax purposes was $57,234,954 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  6,473,256
Unrealized depreciation.....................................    (4,045,939)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  2,427,317
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.45% of total net assets as of August 31, 2000.
 (e) Security pledged as initial margin deposit for open long financial futures position detailed below:

                              Market Value                   Unrealized
                  Number of    Covered by                   Appreciation
Issuer           Contract(s)  Contract(s)     Expiration     at 8/31/00
------           -----------  ------------    ----------    ------------
Standard &            1         $380,300    September 2000     $2,300
Poor's 500

FORTIS STOCK FUNDS
GROWTH & INCOME FUND
Schedule of Investments
August 31, 2000

COMMON STOCKS-82.66%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             BEVERAGE MANUFACTURING-3.64%
      4,700  Anheuser-Busch Companies, Inc................   $   327,501   $   370,419
     19,000  Panamerican Beverages, Inc. Class A..........       336,573       352,687
     10,000  PepsiCo, Inc.................................       421,572       426,250
      7,600  Seagram Co. Ltd..............................       469,062       457,425
                                                             -----------   -----------
                                                               1,554,708     1,606,781
                                                             -----------   -----------
             COMPUTER MANUFACTURING- COMMUNICATIONS
             EQUIPMENT-1.62%
      3,600  Cisco Systems, Inc. (a)......................       176,738       246,600
      8,200  Lucent Technologies, Inc.....................       494,994       342,862
      3,500  Motorola, Inc................................       127,741       126,219
                                                             -----------   -----------
                                                                 799,473       715,681
                                                             -----------   -----------
             COMPUTER MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT-1.51%
      1,800  EMC Corp. (a)................................       166,927       176,400
      1,600  International Business Machines Corp.........       203,196       211,200
      2,200  Sun Microsystems, Inc. (a)...................       227,579       279,262
                                                             -----------   -----------
                                                                 597,702       666,862
                                                             -----------   -----------
             COMPUTER MANUFACTURING- SEMICONDUCTOR,
             ELECTRONIC COMPONENT-5.45%
      3,200  Celestica, Inc. (a)..........................       218,232       250,000
      5,800  Intel Corp...................................       412,177       434,275
     11,000  Texas Instruments, Inc.......................       574,236       736,312
     17,200  Tyco International Ltd.......................       925,655       980,400
                                                             -----------   -----------
                                                               2,130,300     2,400,987
                                                             -----------   -----------
             ELECTRICAL EQUIPMENT MANUFACTURING - 2.00%
     15,000  General Electric Co..........................       699,867       880,312
                                                             -----------   -----------
             ELECTRICAL EQUIPMENT MANUFACTURING- COMPONENT
             OTHER-1.15%
      1,550  Corning, Inc.................................       161,998       508,303
                                                             -----------   -----------
             ENTERTAINMENT-MOTION PICTURE AND VIDEO
             INDUSTRIES-2.02%
      6,835  Viacom, Inc. Class B (a).....................       310,936       460,081
     11,000  Walt Disney Co...............................       330,566       428,312
                                                             -----------   -----------
                                                                 641,502       888,393
                                                             -----------   -----------
             ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
             DATABASE PUBLISHERS-4.58%
     14,500  McGraw-Hill Companies, Inc...................       562,569       898,094
      5,300  PRIMEDIA, Inc. (a)...........................       168,624        94,737
     20,700  Reader's Digest Association, Inc. Class A....       663,218       796,950
      2,700  Time Warner, Inc.............................       208,304       230,850
                                                             -----------   -----------
                                                               1,602,715     2,020,631
                                                             -----------   -----------
             FINANCE-AGENCIES, BROKERAGE AND OTHER
             INSURANCE ACTIVITIES-2.23%
      5,700  Aon Corp.....................................       202,128       212,681
      6,500  Marsh & McLennan Companies, Inc..............       452,462       771,875
                                                             -----------   -----------
                                                                 654,590       984,556
                                                             -----------   -----------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             FINANCE-DEPOSITORY CREDIT BANKING - 4.20%
      8,667  Citigroup, Inc...............................   $   333,782   $   505,917
      3,500  J.P. Morgan & Co., Inc.......................       501,413       585,156
      9,000  Northern Trust Corp..........................       451,085       758,812
                                                             -----------   -----------
                                                               1,286,280     1,849,885
                                                             -----------   -----------
             FINANCE-INSURANCE CARRIERS-5.35%
      8,700  American International Group, Inc............       383,449       775,387
      4,500  Hartford Financial Services Group, Inc.......       250,020       299,812
     16,800  John Hancock Financial Services, Inc. (a)....       285,600       424,200
     26,000  MetLife, Inc. (a)............................       370,500       632,125
     10,500  UnumProvident Corp...........................       218,382       227,719
                                                             -----------   -----------
                                                               1,507,951     2,359,243
                                                             -----------   -----------
             FINANCE-NONDEPOSITORY CREDIT BANKING-0.57%
      9,000  Associates First Capital Corp. Class A.......       228,920       253,125
                                                             -----------   -----------
             FINANCE-SECURITIES AND COMMODITY CONTRACTS
             AND BROKERAGE-1.18%
      3,600  Lehman Brothers Holdings, Inc................       425,480       522,000
                                                             -----------   -----------
             FOOD MANUFACTURING-OTHER FOOD - 1.21%
     10,000  Nabisco Holdings Corp. Class A...............       463,315       534,375
                                                             -----------   -----------
             HEALTH CARE-GENERAL MEDICAL AND SURGICAL
             HOSPITALS-2.23%
     28,500  HCA - The Healthcare Co......................       744,174       983,250
                                                             -----------   -----------
             HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
             MANUFACTURING-1.30%
      6,900  Baxter International, Inc. (with rights).....       523,448       574,425
                                                             -----------   -----------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-5.98%
      5,000  Abbott Laboratories..........................       218,529       218,750
     17,900  American Home Products Corp..................       963,848       969,956
      4,500  AstraZeneca Group plc ADR....................       212,730       205,031
     12,350  Pfizer, Inc. (with rights)...................       422,318       534,138
     12,100  Pharmacia Corp. (with rights)................       434,495       708,606
                                                             -----------   -----------
                                                               2,251,920     2,636,481
                                                             -----------   -----------
             INFORMATION-OTHER INFORMATION SERVICES-0.49%
      3,700  America Online, Inc. (a).....................       213,944       216,913
                                                             -----------   -----------
             INFORMATION-OTHER TELECOMMUNICATIONS-6.84%
      2,500  Nortel Networks Corp.........................       196,626       203,906
     26,856  Qwest Communications International,
               Inc. (a)...................................       889,676     1,386,421
     26,500  SBC Communications, Inc......................       965,374     1,106,375
      9,500  Sprint Corp..................................       328,141       318,250
                                                             -----------   -----------
                                                               2,379,817     3,014,952
                                                             -----------   -----------
             INFORMATION-SOFTWARE PUBLISHERS - 2.77%
      2,100  Adobe Systems, Inc...........................       240,725       273,000
      4,000  Equant N.V. NY Shares (a)....................       171,086       153,750

FORTIS STOCK FUNDS
GROWTH & INCOME FUND (CONTINUED)
Schedule of Investments
August 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
     11,400  Microsoft Corp. (a)..........................   $ 1,034,250   $   795,863
                                                             -----------   -----------
                                                               1,446,061     1,222,613
                                                             -----------   -----------
             MANUFACTURING-SOAP, CLEANING COMPOUND,
             TOILET-2.31%
     18,000  Avon Products, Inc...........................       580,716       705,375
      6,100  Colgate-Palmolive Co.........................       335,687       310,719
                                                             -----------   -----------
                                                                 916,403     1,016,094
                                                             -----------   -----------
             PETROLEUM AND COAL-MINING SUPPORT
             ACTIVITIES-3.87%
      6,800  ENSCO International, Inc.....................       216,547       271,150
     14,500  Halliburton Co...............................       585,432       768,500
      7,800  Schlumberger Ltd.............................       526,850       665,438
                                                             -----------   -----------
                                                               1,328,829     1,705,088
                                                             -----------   -----------
             PETROLEUM AND COAL-NATURAL GAS
             DISTRIBUTION-2.70%
     14,000  Enron Corp...................................       415,579     1,188,250
                                                             -----------   -----------
             PETROLEUM AND COAL-PRODUCTS
             MANUFACTURING-4.93%
     21,178  BP Amoco plc ADR.............................     1,012,280     1,170,085
      6,600  Coastal Corp.................................       368,042       454,575
      6,700  Exxon Mobil Corp.............................       397,150       546,888
                                                             -----------   -----------
                                                               1,777,472     2,171,548
                                                             -----------   -----------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             PIPELINE-TRANSPORTATION OF NATURAL GAS-3.59%
     35,200  Dynegy, Inc. Class A.........................   $   570,553   $ 1,584,000
                                                             -----------   -----------
             PROFESSIONAL SERVICES-ADVERTISING AND RELATED
             SERVICES-1.88%
     11,000  Interpublic Group of Companies, Inc..........       425,739       420,750
      4,900  Omnicom Group, Inc...........................       217,398       408,844
                                                             -----------   -----------
                                                                 643,137       829,594
                                                             -----------   -----------
             PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
             AND RELATED-1.69%
     12,500  Automatic Data Processing, Inc...............       585,513       745,313
                                                             -----------   -----------
             RETAIL-OTHER GENERAL MERCHANDISE STORES-0.59%
      5,500  Wal-Mart Stores, Inc.........................       323,111       260,906
                                                             -----------   -----------
             TOBACCO MANUFACTURING-0.77%
     11,500  Philip Morris Companies, Inc.................       307,253       340,688
                                                             -----------   -----------
             UTILITIES-ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION-4.01%
     20,718  AES Corp. (a)................................       425,599     1,320,773
      6,000  Duke Energy Corp.............................       402,933       448,875
                                                             -----------   -----------
                                                                 828,532     1,769,648
                                                             -----------   -----------
             TOTAL COMMON STOCKS..........................   $28,010,547   $36,450,897
                                                             ===========   ===========

PREFERRED STOCKS-6.01%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
             PROGRAMMING-1.24%
    13,500   MediaOne Group, Inc., Conv. 7.00%............   $  586,406    $   546,750
                                                             -----------   -----------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-3.11%
    22,000   Biovail Corp., Conv. 6.75%...................    1,100,000      1,372,250
                                                             -----------   -----------
             INFORMATION-SOFTWARE PUBLISHERS-0.71%
    12,000   PSInet Inc., Conv. 7.00% (f).................      600,000        312,000
                                                             -----------   -----------
             UTILITIES-ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION-0.95%
     6,500   Calpine Capital Trust III, Conv.
               5.00% (e)..................................      325,000        419,250
                                                             -----------   -----------
             TOTAL PREFERRED STOCKS.......................   $2,611,406    $ 2,650,250
                                                             ===========   ===========

CORPORATE BONDS-INVESTMENT GRADE-1.78%
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (b)      Value (c)
   ---------                                                  -----------   -----------   -----------
              ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
              DATABASE PUBLISHERS-1.78%
   $600,000   Tribune Co., 2.00% Conv. (PHONES - America
                Online) 5-15-2029 (g)......................   A-            $  942,000    $   783,000
                                                                            -----------   -----------

CORPORATE BONDS-NON-INVESTMENT GRADE-5.68%
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (b)      Value (c)
   ---------                                                  -----------   -----------   -----------
              COMPUTER MANUFACTURING-SEMICONDUCTOR,
              ELECTRONIC COMPONENT-0.72%
   $150,000   Cypress Semiconductor Corp., 6.00% Conv.
                10-1-2002 (f)..............................   B             $  150,000    $   315,938
                                                                            -----------   -----------
              ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
              PROGRAMMING-2.25%
    800,000   Echostar Communications Corp., 4.875% Conv.
                1-1-2007 (f)...............................   NR               805,389        994,000
                                                                            -----------   -----------
              HEALTH CARE-COMMUNITY CARE FACILITIES FOR THE
              ELDERLY-0.31%
    300,000   Assisted Living Concepts, Inc., 5.625% Conv.
                5-1-2003 (f)...............................   NR               300,000        135,375
                                                                            -----------   -----------
              HEALTH CARE-PHARMACEUTICAL AND MEDICINE
              MANUFACTURING-1.06%
    500,000   Invitrogen Corp., 5.50% Conv.
                3-1-2007 (f)...............................   NR               500,000        466,250
                                                                            -----------   -----------
              INFORMATION-WIRED TELECOMMUNICATIONS
              CARRIERS-1.03%
    350,000   Telefonos de Mexico, S.A., 4.25% Conv.
                6-15-2004..................................   BB+              350,000        453,250
                                                                            -----------   -----------
              WHOLESALERS-ELECTRICAL GOODS-0.31%
    200,000   Efficient Networks, Inc., 5.00% Conv.
                3-15-2005 (f)..............................   NR               200,411        139,250
                                                                            -----------   -----------
              TOTAL CORPORATE BONDS - NON-INVESTMENT
                GRADE......................................                  2,305,800      2,504,063
                                                                            -----------   -----------
              TOTAL LONG-TERM INVESTMENTS..................                 $33,869,753   $42,388,210
                                                                            ===========   ===========

SHORT-TERM INVESTMENTS-2.50%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                     Value (c)
   ---------                                                  -----------
              FINANCE-DEPOSITORY CREDIT BANKING-2.50%
   $  1,028   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate - 6.42%.........   $     1,028
    671,000   Wells Fargo Associates Corp., Master Variable
                Rate Note, Current rate - 6.49%............       671,000
    432,023   Wells Fargo Cash Investment Money Market
                Fund, Current rate - 6.27%.................       432,023
                                                              -----------
              TOTAL SHORT-TERM INVESTMENTS.................     1,104,051
                                                              -----------
              TOTAL INVESTMENTS IN SECURITIES
                (COST: $34,973,804) (b)....................   $43,492,261
                                                              ===========

 (a) Presently not paying dividend income.
 (b) At August 31, 2000, the cost of securities for federal income tax purposes was $34,973,804 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 10,048,969
Unrealized depreciation.....................................    (1,530,512)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  8,518,457
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.47% of total net assets as of August 31, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par  Security                                  Cost Basis
---------------  ----------  --------                                  ----------
2000                 6,500   Calpine Capital Trust III, Conv. - 144A   $  325,000

        The aggregate value of these securities at August 31, 2000, was $419,250, which represents 0.95% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at August 31, 2000, was $2,362,813, which represents 5.36% of total net assets.
 (g) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.

FORTIS STOCK FUNDS
CAPITAL FUND
Schedule of Investments
August 31, 2000

COMMON STOCKS-99.23%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               BEVERAGE MANUFACTURING-2.88%
      306,000  Panamerican Beverages, Inc. Class A..........   $  5,420,914   $  5,680,125
      183,000  PepsiCo, Inc.................................      7,762,288      7,800,375
      121,000  Seagram Co. Ltd..............................      7,466,683      7,282,687
                                                               ------------   ------------
                                                                 20,649,885     20,763,187
                                                               ------------   ------------
               COMPUTER MANUFACTURING-AUDIO AND VIDEO
               EQUIPMENT-0.86%
       69,000  Gemstar-TV Guide International, Inc. (a).....      4,420,430      6,227,250
                                                               ------------   ------------
               COMPUTER MANUFACTURING- COMMUNICATIONS
               EQUIPMENT - 3.15%
       72,000  ADC Telecommunications,
                 Inc. (with rights) (a).....................      2,547,623      2,947,500
       90,600  Cisco Systems, Inc. (a)......................      5,721,320      6,206,100
       60,000  Extreme Networks, Inc. (a)...................      3,313,500      5,583,750
      137,000  Lucent Technologies, Inc.....................      8,288,750      5,728,312
       63,000  Motorola, Inc................................      2,299,342      2,271,937
                                                               ------------   ------------
                                                                 22,170,535     22,737,599
                                                               ------------   ------------
               COMPUTER MANUFACTURING- COMPUTER AND
               PERIPHERAL EQUIPMENT-1.60%
       30,000  EMC Corp. (a)................................      2,782,110      2,940,000
       43,000  Sun Microsystems, Inc. (a)...................      4,370,258      5,458,312
       26,000  VERITAS Software Corp. (a)...................      3,523,382      3,134,625
                                                               ------------   ------------
                                                                 10,675,750     11,532,937
                                                               ------------   ------------
               COMPUTER MANUFACTURING- NAVIGATIONAL,
               MEASURING AND CONTROL INSTRUMENTS-1.91%
      140,000  PE Corp. - PE Biosystems Group...............      5,198,000     13,772,500
                                                               ------------   ------------
               COMPUTER MANUFACTURING- SEMICONDUCTOR,
               ELECTRONIC COMPONENT-8.50%
       12,000  Applied Micro Circuits Corp. (a).............      2,119,194      2,435,250
       50,000  Celestica, Inc. (a)..........................      3,409,880      3,906,250
      128,000  Intel Corp...................................      8,077,606      9,584,000
       85,000  JDS Uniphase Corp. (a).......................      6,095,182     10,593,125
       80,000  Micron Technology, Inc. (a)..................      7,033,252      6,540,000
      180,000  Texas Instruments, Inc.......................      8,479,517     12,048,750
      285,000  Tyco International Ltd.......................     15,335,361     16,245,000
                                                               ------------   ------------
                                                                 50,549,992     61,352,375
                                                               ------------   ------------
               ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
               OTHER-1.98%
       14,000  CIENA Corp. (a)..............................      1,213,727      3,103,625
       34,000  Corning, Inc.................................      3,553,062     11,149,875
                                                               ------------   ------------
                                                                  4,766,789     14,253,500
                                                               ------------   ------------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING - 0.50%
      150,000  USA Networks, Inc. (a).......................      3,492,630      3,609,375
                                                               ------------   ------------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-6.37%
      460,000  AT&T Corp. - Liberty Media Corp. (a).........      7,998,839      9,832,500
      156,520  Clear Channel Communications, Inc. (a).......      9,894,324     11,328,135
      256,479  Viacom, Inc. Class B (a).....................     10,019,602     17,264,243

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      192,600  Walt Disney Co...............................   $  6,094,949   $  7,499,362
                                                               ------------   ------------
                                                                 34,007,714     45,924,240
                                                               ------------   ------------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-2.25%
      125,300  PRIMEDIA, Inc. (a)...........................      3,520,734      2,239,737
      253,000  Reader's Digest Association, Inc. Class A....      7,975,862      9,740,500
       50,000  Time Warner, Inc.............................      3,857,475      4,275,000
                                                               ------------   ------------
                                                                 15,354,071     16,255,237
                                                               ------------   ------------
               FINANCE-AGENCIES, BROKERAGE AND OTHER
               INSURANCE ACTIVITIES - 1.83%
      100,000  Aon Corp.....................................      3,546,549      3,731,250
       80,000  Marsh & McLennan Companies, Inc.                   7,616,362      9,500,000
                                                               ------------   ------------
                                                                 11,162,911     13,231,250
                                                               ------------   ------------
               FINANCE-DEPOSITORY CREDIT BANKING-1.17%
      144,533  Citigroup, Inc...............................      5,684,200      8,437,133
                                                               ------------   ------------
               FINANCE-INSURANCE CARRIERS - 4.15%
      150,000  ACE Ltd......................................      3,593,958      5,268,750
      144,000  American International Group, Inc............      9,337,873     12,834,000
       61,000  Hartford Financial Services Group, Inc.......      3,389,160      4,064,125
      168,000  MetLife, Inc. (a)............................      2,698,080      4,084,500
      171,000  UnumProvident Corp...........................      3,776,282      3,708,562
                                                               ------------   ------------
                                                                 22,795,353     29,959,937
                                                               ------------   ------------
               FINANCE-NONDEPOSITORY CREDIT BANKING-1.42%
      102,000  American Express Co..........................      4,442,777      6,030,750
      150,000  Associates First Capital Corp. Class A.......      3,815,325      4,218,750
                                                               ------------   ------------
                                                                  8,258,102     10,249,500
                                                               ------------   ------------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-2.66%
       58,000  Lehman Brothers Holdings, Inc................      6,854,677      8,410,000
      100,000  Morgan Stanley Dean Witter & Co..............      6,607,870     10,756,250
                                                               ------------   ------------
                                                                 13,462,547     19,166,250
                                                               ------------   ------------
               FOOD MANUFACTURING-OTHER FOOD-1.24%
      167,000  Nabisco Holdings Corp. Class A...............      7,668,924      8,924,062
                                                               ------------   ------------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-2.21%
      463,000  HCA - The Healthcare Co......................     12,562,362     15,973,500
                                                               ------------   ------------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING - 1.30%
      113,000  Baxter International, Inc. (with rights).....      8,573,941      9,407,250
                                                               ------------   ------------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-9.71%
       83,000  Abbott Laboratories..........................      3,627,581      3,631,250
      139,900  ALZA Corp. (a)...............................      6,071,130     10,579,937
      215,200  American Home Products Corp..................     10,676,697     11,661,150
       75,000  Amgen, Inc. (with rights) (a)................      4,006,482      5,685,938

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       75,000  AstraZeneca Group plc ADR....................   $  3,545,498   $  3,417,188
      168,000  Biovail Corp. (a)............................      8,728,137     10,762,500
       34,000  MedImmune, Inc. (a)..........................      2,827,124      2,860,250
      247,500  Pfizer, Inc. (with rights)...................      8,463,465     10,704,375
      183,000  Pharmacia Corp. (with rights)................     10,193,686     10,716,938
                                                               ------------   ------------
                                                                 58,139,800     70,019,526
                                                               ------------   ------------
               HEALTH CARE-SCIENTIFIC RESEARCH AND
               DEVELOPMENT SERVICES-2.17%
       43,500  Genentech, Inc. (a)..........................      4,053,444      8,286,750
       90,000  Immunex Corp. (a)............................      3,777,615      4,522,500
       20,000  Millennium Pharmaceuticals, Inc. (a)               2,853,126      2,862,500
                                                               ------------   ------------
                                                                 10,684,185     15,671,750
                                                               ------------   ------------
               INFORMATION-OTHER INFORMATION SERVICES-1.81%
       60,000  America Online, Inc. (a).....................      3,469,362      3,517,500
       30,000  Juniper Networks, Inc. (a)...................      4,611,084      6,412,500
       26,000  Yahoo!, Inc. (a).............................      3,375,627      3,159,000
                                                               ------------   ------------
                                                                 11,456,073     13,089,000
                                                               ------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-5.00%
       99,000  Nextel Communications, Inc. (a)..............      3,052,238      5,488,313
       90,000  Nortel Networks Corp.........................      5,221,303      7,340,625
      220,000  Qwest Communications International,
                 Inc. (a)...................................     11,026,167     11,357,500
      150,000  Sprint Corp..................................      5,181,180      5,025,000
       61,000  VoiceStream Wireless Corp. (a)...............      3,650,720      6,866,313
                                                               ------------   ------------
                                                                 28,131,608     36,077,751
                                                               ------------   ------------
               INFORMATION-SOFTWARE PUBLISHERS-4.14%
       45,000  Adobe Systems, Inc...........................      5,238,705      5,850,000
       85,500  Equant N.V. NY Shares (a)....................      3,628,373      3,286,406
      142,300  Microsoft Corp. (a)..........................     13,850,354      9,934,319
       25,000  Phone.com, Inc. (with rights) (a)............      2,498,758      2,310,938
       43,000  Siebel Systems, Inc. (a).....................      7,436,869      8,471,000
                                                               ------------   ------------
                                                                 32,653,059     29,852,663
                                                               ------------   ------------
               MACHINERY MANUFACTURING- AGRICULTURE,
               CONSTRUCTION AND MINING-0.48%
       99,900  National-Oilwell, Inc. (a)...................      3,592,327      3,465,281
                                                               ------------   ------------
               MANUFACTURING- ELECTROMEDICAL - 1.05%
      148,000  Medtronic, Inc. (with rights)................      3,812,641      7,585,000
                                                               ------------   ------------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-0.61%
       87,000  Colgate-Palmolive Co.........................      4,801,077      4,431,563
                                                               ------------   ------------
               MISCELLANEOUS MANUFACTURING - 1.99%
      245,000  General Electric Co..........................     11,827,642     14,378,438
                                                               ------------   ------------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-4.52%
       38,000  BJ Services Co. (a)..........................      1,880,381      2,546,000
       72,000  Cooper Cameron Corp. (a).....................      5,393,326      5,602,500
      132,000  ENSCO International, Inc.....................      4,442,415      5,263,500
      118,000  Global Marine, Inc. (a)......................      3,284,129      3,812,875
      108,000  Halliburton Co...............................      5,076,743      5,724,000
      113,000  Schlumberger Ltd.............................      7,824,206      9,640,313
                                                               ------------   ------------
                                                                 27,901,200     32,589,188
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               PETROLEUM AND COAL-NATURAL GAS
               DISTRIBUTION-2.71%
      230,000  Enron Corp...................................   $  8,670,077   $ 19,521,250
                                                               ------------   ------------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-1.55%
      173,000  EOG Resources, Inc...........................      4,651,973      6,617,250
      300,000  Ocean Energy, Inc............................      4,546,177      4,556,250
                                                               ------------   ------------
                                                                  9,198,150     11,173,500
                                                               ------------   ------------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-2.99%
      114,800  BP Amoco plc ADR.............................      6,020,490      6,342,700
      141,000  Coastal Corp.................................      8,057,615      9,711,375
       68,000  Exxon Mobil Corp.............................      4,874,779      5,550,500
                                                               ------------   ------------
                                                                 18,952,884     21,604,575
                                                               ------------   ------------
               PIPELINE-TRANSPORTATION OF NATURAL GAS-2.50%
      400,000  Dynegy, Inc. Class A.........................      6,638,837     18,000,000
                                                               ------------   ------------
               PROFESSIONAL SERVICES- ADVERTISING AND
               RELATED SERVICES-0.98%
      184,000  Interpublic Group of Companies, Inc..........      7,531,740      7,038,000
                                                               ------------   ------------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED - 2.11%
       25,000  Ariba, Inc. (a)..............................      3,739,968      3,934,375
      132,000  Automatic Data Processing, Inc...............      6,253,644      7,870,500
       33,100  Corvis Corp. (a).............................      1,334,259      3,436,194
                                                               ------------   ------------
                                                                 11,327,871     15,241,069
                                                               ------------   ------------
               RETAIL-DEPARTMENT STORES-0.47%
       60,000  Kohl's Corp. (a).............................        293,781      3,360,000
                                                               ------------   ------------
               RETAIL-GROCERY STORES-0.71%
      104,500  Safeway, Inc. (a)............................      4,003,719      5,153,156
                                                               ------------   ------------
               RETAIL-OTHER GENERAL MERCHANDISE STORES-0.63%
       95,000  Wal-Mart Stores, Inc.........................      3,858,696      4,506,563
                                                               ------------   ------------
               TOBACCO MANUFACTURING-0.77%
      188,000  Philip Morris Companies, Inc.................      4,564,259      5,569,500
                                                               ------------   ------------
               TRANSPORTATION-AIR SCHEDULED - 0.87%
       65,000  Continental Airlines, Inc. Class B (a)             3,332,063      3,128,125
      100,000  Northwest Airlines Corp. (a).................      3,611,434      3,131,250
                                                               ------------   ------------
                                                                  6,943,497      6,259,375
                                                               ------------   ------------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION - 5.48%
      348,000  AES Corp. (a)................................      8,781,160     22,185,000
      118,000  Calpine Corp. (a)............................      8,201,000     11,682,000
       76,000  Duke Energy Corp.............................      5,103,818      5,685,750
                                                               ------------   ------------
                                                                 22,085,978     39,552,750
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $558,523,237   $715,916,980
                                                               ============   ============

FORTIS STOCK FUNDS
CAPITAL FUND (CONTINUED)
Schedule of Investments
August 31, 2000

SHORT-TERM INVESTMENTS-0.94%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-DEPOSITORY CREDIT BANKING-0.94%
   $  16,975   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 6.42%.........   $     16,975
   4,347,000   Wells Fargo Associates Corp., Master Variable
                 Rate Note, Current rate - 6.49%............      4,347,000
   2,400,259   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 6.27%.................      2,400,259
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      6,764,234
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $565,287,471) (b)...................   $722,681,214
                                                               ============

 (a) Presently not paying dividend income.
 (b) At August 31, 2000, the cost of securities for federal income tax purposes was $565,356,904 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $170,471,660
Unrealized depreciation.....................................   (13,147,350)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $157,324,310
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.39% of total net assets as of August 31, 2000.

FORTIS STOCK FUNDS
GROWTH FUND, INC.
Schedule of Investments
August 31, 2000

COMMON STOCKS-94.58%
--------------------------------------------------------------------------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
                ACCOMMODATION AND FOOD SERVICE-TRAVELER-0.66%
       715,000  Park Place Entertainment Corp. (a)...........   $  8,132,204   $   10,501,562
                                                                ------------   --------------
                COMPUTER MANUFACTURING- COMMUNICATIONS
                EQUIPMENT - 9.23%
       220,000  Comverse Technology, Inc. (a)................      5,343,514       20,226,250
       122,900  Digital Lightwave, Inc. (a)..................     11,395,079       10,784,475
       302,700  Efficient Networks, Inc. (a).................     17,751,169       16,265,395
       379,600  Extreme Networks, Inc. (a)...................     14,403,939       35,326,525
       206,100  MRV Communications, Inc. (a).................     12,897,886       15,882,581
       222,800  Netro Corp. (a)..............................     13,346,793       18,408,850
       137,400  Polycom, Inc. (a)............................     14,319,076       15,440,325
       275,000  Western Wireless Corp. (a)...................     16,376,041       14,059,375
                                                                ------------   --------------
                                                                 105,833,497      146,393,776
                                                                ------------   --------------
                COMPUTER MANUFACTURING- COMPUTER AND
                PERIPHERAL EQUIPMENT-1.14%
        63,900  Emulex Corp. (a).............................      6,052,832        6,689,531
       274,400  Symbol Technologies, Inc.....................     15,239,296       11,353,300
                                                                ------------   --------------
                                                                  21,292,128       18,042,831
                                                                ------------   --------------
                COMPUTER MANUFACTURING- NAVIGATIONAL,
                MEASURING AND CONTROL INSTRUMENTS-5.70%
        44,000  Bruker Daltonics, Inc. (a)...................        572,000        2,211,000
       210,000  L-3 Communications Holdings, Inc. (a)........     12,265,261       12,416,250
       440,000  National Instruments Corp. (a)...............      8,531,228       19,002,500
        96,800  Newport Corp.................................     10,841,600       15,391,200
       228,200  PE Corp. - PE Biosystem Group                      7,244,766       22,449,175
       210,400  PerkinElmer, Inc.............................     14,626,169       18,922,850
                                                                ------------   --------------
                                                                  54,081,024       90,392,975
                                                                ------------   --------------
                COMPUTER MANUFACTURING- SEMICONDUCTOR,
                ELECTRONIC COMPONENT-14.82%
       165,000  Amphenol Corp. Class A (a)...................      8,105,625       10,560,000
       330,000  Celestica, Inc. (a)..........................      6,722,418       25,781,250
        61,300  EMCORE Corp. (a).............................      8,336,800        6,834,950
       385,000  Finisar Corp. (a)............................     16,011,534       17,854,375
       247,600  Flextronics International Ltd. (a)                 8,379,712       20,628,175
       110,000  GlobeSpan, Inc. (a)..........................     11,000,000       13,248,125
       385,000  Intersil Holding Corp. (a)...................     18,243,257       20,790,000
        73,900  Jabil Circuit, Inc. (a)......................      3,578,901        4,715,744
       137,400  Micrel, Inc. (a).............................      8,629,326       10,502,512
        55,000  QLogic Corp. (a).............................      5,490,722        6,242,500
        89,250  SDL, Inc. (a)................................      3,088,682       35,460,141
       145,800  Semtech Corp. (a)............................     13,638,329       17,268,187
       220,000  TranSwitch Corp. (a).........................     11,285,566       13,241,250
       330,000  TriQuint Semiconductor, Inc. (a)                  15,157,698       18,253,125
       198,600  Virata Corp. (a).............................     10,914,244       13,653,750
                                                                ------------   --------------
                                                                 148,582,814      235,034,084
                                                                ------------   --------------
                CONSTRUCTION-UTILITY SYSTEM - 0.76%
       256,800  Quanta Services, Inc. (a)....................      8,423,517       12,005,400
                                                                ------------   --------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
                ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
                OTHER-3.33%
       308,000  Advanced Fibre Communications, Inc. (a)......   $ 10,335,427   $   16,280,687
       165,000  CIENA Corp. (a)..............................      7,845,571       36,578,437
                                                                ------------   --------------
                                                                  18,180,998       52,859,124
                                                                ------------   --------------
                ENTERTAINMENT-DATA PROCESSING, HOSTING AND
                RELATED SERVICES-0.31%
       550,000  Divine InterVentures, Inc. (a)...............      4,950,000        4,984,375
                                                                ------------   --------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING - 2.30%
       203,500  Cox Radio, Inc. (a)..........................      2,938,049        4,235,344
       523,100  Entravision Communications Corp. (a).........      8,905,395       10,363,919
       495,000  Univision Communications, Inc.
                  Class A (a)................................      7,646,221       21,841,875
                                                                ------------   --------------
                                                                  19,489,665       36,441,138
                                                                ------------   --------------
                FINANCE-ACTIVITIES RELATED TO CREDIT
                BANKING-1.34%
       660,000  Concord EFS, Inc. (a)........................     14,606,300       21,202,500
                                                                ------------   --------------
                FINANCE-AGENCIES, BROKERAGE AND OTHER
                INSURANCE ACTIVITIES-0.65%
       275,000  Aon Corp.....................................      9,987,912       10,260,938
                                                                ------------   --------------
                FINANCE-DEPOSITORY CREDIT BANKING-1.75%
       316,300  Silicon Valley Bancshares (a)................     11,122,929       18,226,787
       211,700  Zions Bancorporation.........................      9,681,654        9,473,575
                                                                ------------   --------------
                                                                  20,804,583       27,700,362
                                                                ------------   --------------
                FINANCE-INSURANCE CARRIERS - 2.09%
       440,000  ACE Ltd......................................     11,194,673       15,455,000
       275,000  Ambac Financial Group, Inc...................     14,546,183       17,771,875
                                                                ------------   --------------
                                                                  25,740,856       33,226,875
                                                                ------------   --------------
                FREIGHT TRUCKING- GENERAL - 1.02%
       330,000  Expeditors International of Washington,
                  Inc........................................     10,336,303       16,170,000
                                                                ------------   --------------
                HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
                MANUFACTURING-1.71%
       556,800  Biomet, Inc..................................     14,627,927       18,826,800
        55,000  Fresenius Medical Care AG ADR                        728,750          838,750
       165,000  Stryker Corp.................................      6,389,786        7,394,062
                                                                ------------   --------------
                                                                  21,746,463       27,059,612
                                                                ------------   --------------
                HEALTH CARE-PHARMACEUTICAL AND MEDICINE
                MANUFACTURING - 10.11%
       220,000  Alpharma, Inc................................      8,360,000       12,457,500
       330,000  ALZA Corp. (a)...............................     14,533,389       24,956,250
       154,100  Andrx Corp. (a)..............................     12,961,396       13,406,700
       429,200  Biovail Corp. (a)............................     12,740,922       27,495,625

FORTIS STOCK FUNDS
GROWTH FUND, INC. (CONTINUED)
Schedule of Investments
August 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
       454,500  IVAX Corp. (a)...............................   $ 15,679,291   $   15,737,062
       363,000  Jones Pharma, Inc............................      8,939,969       12,977,250
       377,475  King Pharmaceuticals, Inc. (a)...............     10,553,927       12,126,384
        82,500  Medarex, Inc. (a)............................      6,753,655        9,116,250
       206,100  MedImmune, Inc. (a)..........................      3,086,838       17,338,163
       199,800  QLT PhotoTherapeutics, Inc. (a)                   13,140,475       14,797,688
                                                                ------------   --------------
                                                                 106,749,862      160,408,872
                                                                ------------   --------------
                HEALTH CARE-SCIENTIFIC RESEARCH AND
                DEVELOPMENT SERVICES-0.55%
       110,000  Affymetrix, Inc. (a).........................      8,494,580        8,690,000
                                                                ------------   --------------
                INFORMATION-OTHER INFORMATION SERVICES-0.71%
       110,000  Art Technology Group, Inc. (a)...............      9,877,390       11,213,125
                                                                ------------   --------------
                INFORMATION-OTHER TELECOMMUNICATIONS-0.13%
       220,000  ViaSource Communications, Inc. (a)...........      1,760,000        2,090,000
                                                                ------------   --------------
                INFORMATION-SOFTWARE PUBLISHERS-9.62%
       412,400  BEA Systems, Inc. (a)........................      2,494,358       28,068,975
       110,000  Informatica Corp. (a)........................      9,442,037       11,000,000
       220,000  Interwoven, Inc. (a).........................     16,426,937       21,120,000
       275,000  Mercury Interactive Corp. (a)................      4,896,288       33,601,563
       608,000  Peregrine Systems, Inc. (a)..................     12,646,364       19,418,000
        68,750  Siebel Systems, Inc. (a).....................      1,757,477       13,543,750
       129,400  VeriSign, Inc. (a)...........................      8,057,245       25,734,425
                                                                ------------   --------------
                                                                  55,720,706      152,486,713
                                                                ------------   --------------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS - 3.28%
       303,600  Amdocs Ltd. (a)..............................      7,226,607       21,688,425
       110,000  Copper Mountain Networks, Inc. (a)...........      9,464,301        6,593,125
       199,800  Inet Technologies, Inc. (a)..................      8,845,701        8,066,925
       104,450  Redback Networks, Inc. (a)...................      7,573,425       15,602,219
                                                                ------------   --------------
                                                                  33,110,034       51,950,694
                                                                ------------   --------------
                MACHINERY MANUFACTURING- AGRICULTURE,
                CONSTRUCTION AND MINING-0.60%
       274,700  National Oilwell, Inc. (a)...................      9,779,973        9,528,656
                                                                ------------   --------------
                MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
                SERVICES - 0.96%
       220,000  TMP Worldwide, Inc. (a)......................     10,388,321       15,221,250
                                                                ------------   --------------
                MANUFACTURING- ELECTROMEDICAL-1.82%
       362,600  Waters Corp. (a).............................      5,538,986       28,849,363
                                                                ------------   --------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
                PETROLEUM AND COAL-MINING SUPPORT
                ACTIVITIES-8.61%
       126,500  BJ Services Co. (a)..........................   $  5,045,951   $    8,475,500
       385,000  ENSCO International, Inc.....................      8,608,313       15,351,875
       605,000  Grant Prideco, Inc. (a)......................     10,185,431       14,217,500
       495,000  Nabors Industries, Inc. (a)..................     12,277,892       23,543,438
       357,500  Noble Drilling Corp. (a).....................      9,093,337       17,338,750
       385,000  Santa Fe International Corp..................     11,388,845       15,135,313
       275,000  Smith International, Inc. (a)................     20,459,783       21,862,500
       440,000  Weatherford International, Inc. (a)..........     12,386,749       20,652,500
                                                                ------------   --------------
                                                                  89,446,301      136,577,376
                                                                ------------   --------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-0.93%
       385,000  EOG Resources, Inc...........................     11,478,833       14,726,250
                                                                ------------   --------------
                PROFESSIONAL SERVICES- ADVERTISING AND
                RELATED SERVICES-1.32%
       357,500  Young & Rubicam, Inc.........................     11,762,745       20,913,750
                                                                ------------   --------------
                PROFESSIONAL SERVICES- COMPUTER SYSTEMS
                DESIGN AND RELATED-3.26%
       220,000  Check Point Software Technologies
                  Ltd. (a)...................................      2,933,045       32,078,750
       165,000  EXE Technologies, Inc. (a)...................      1,320,000        2,959,688
       275,000  Lantronix, Inc. (a)..........................      2,750,000        2,801,563
       385,000  SunGard Data Systems, Inc. (a)                    13,914,501       13,860,000
                                                                ------------   --------------
                                                                  20,917,546       51,700,001
                                                                ------------   --------------
                RETAIL-OTHER GENERAL MERCHANDISE STORES-1.45%
       335,000  BJ's Wholesale Club, Inc. (a)................     11,550,136       11,348,125
       288,750  Dollar Tree Stores, Inc. (a).................      9,500,389       11,712,422
                                                                ------------   --------------
                                                                  21,050,525       23,060,547
                                                                ------------   --------------
                RETAIL-SHOE STORES-0.53%
       605,000  Venator Group, Inc. (a)......................      8,511,333        8,470,000
                                                                ------------   --------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION - 3.89%
       495,000  Calpine Corp. (a)............................      9,883,327       49,005,000
       486,300  NRG Energy, Inc. (a).........................     10,005,382       12,765,375
                                                                ------------   --------------
                                                                  19,888,709       61,770,375
                                                                ------------   --------------
                TOTAL COMMON STOCKS..........................   $916,664,108   $1,499,932,524
                                                                ============   ==============

SHORT-TERM INVESTMENTS-5.71%
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-0.95%
   $15,000,000  Federal Home Loan Mortgage Corp., 6.53%
                  9-5-2000...................................   $   14,986,635
                                                                --------------
                FINANCE-DEPOSITORY CREDIT BANKING-4.76%
       32,512   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate - 6.42%.........           32,512
   69,314,000   Wells Fargo Associates Corp., Master Variable
                  Rate Note, Current rate - 6.49%............       69,314,000
    6,206,761   Wells Fargo Cash Investment Money Market
                  Fund, Current rate - 6.27%.................        6,206,761
                                                                --------------
                                                                    75,553,273
                                                                --------------
                TOTAL SHORT-TERM INVESTMENTS.................       90,539,908
                                                                --------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST: $1,007,204,016) (b).................   $1,590,472,432
                                                                ==============

 (a) Presently not paying dividend income.
 (b) At August 31, 2000, the cost of securities for federal income tax purposes was $1,008,022,697 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $605,135,518
Unrealized depreciation.....................................   (22,685,783)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $582,449,735
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.34% of total net assets as of August 31, 2000.

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments
August 31, 2000

COMMON STOCKS-96.26%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               COMPUTER MANUFACTURING- COMMUNICATIONS
               EQUIPMENT - 5.68%
       53,600  AudioCodes Ltd. (a)..........................   $  4,133,063   $  6,023,300
       65,000  Celeritek, Inc. (a)..........................      3,323,717      2,916,875
       53,500  Netro Corp. (a)..............................      2,100,067      4,420,437
       50,500  Polycom, Inc. (a)............................      3,444,908      5,674,937
      163,850  REMEC, Inc. (a)..............................      4,263,293      4,669,725
                                                               ------------   ------------
                                                                 17,265,048     23,705,274
                                                               ------------   ------------
               COMPUTER MANUFACTURING- COMPUTER AND
               PERIPHERAL EQUIPMENT-1.52%
       76,000  SanDisk Corp. (a)............................      3,154,000      6,346,000
                                                               ------------   ------------
               COMPUTER MANUFACTURING- NAVIGATIONAL,
               MEASURING AND CONTROL INSTRUMENTS-3.71%
       66,000  Electro Scientific Industries, Inc. (a)            2,502,781      2,718,375
       43,500  Newport Corp.................................        815,539      6,916,500
      110,000  PhotoMedex, Inc. (a).........................      1,711,719      1,430,000
       90,000  Signal Technology Corp. (a)..................      1,687,500      1,710,000
       65,000  Trimble Navigation Ltd. (a)..................      3,400,669      2,701,562
                                                               ------------   ------------
                                                                 10,118,208     15,476,437
                                                               ------------   ------------
               COMPUTER MANUFACTURING- SEMICONDUCTOR,
               ELECTRONIC COMPONENT-19.47%
       85,000  Actel Corp. (a)..............................      2,553,713      3,740,000
      112,500  Aeroflex, Inc. (a)...........................      3,145,926      4,134,375
      117,300  Alpha Industries, Inc. (a)...................      2,708,260      5,916,319
      158,700  ASM International N.V. (a)...................      4,252,828      3,987,337
       63,000  Caliper Technologies Corp. (a)...............      4,105,584      3,913,875
       85,500  DDi Corp. (a)................................      2,760,094      3,259,687
       80,000  Elantec Semiconductor, Inc. (a)..............      3,435,175      7,080,000
       55,900  Exar Corp. (a)...............................      2,703,429      6,742,937
      120,000  Kopin Corp. (a)..............................        653,315      4,012,500
       68,000  Micrel, Inc. (a).............................      1,171,375      5,197,750
      100,000  Microsemi Corp. (a)..........................      4,723,279      4,225,000
       45,000  Pericom Semiconductor Corp. (a)..............      2,763,346      3,330,000
        9,534  PMC-Sierra, Inc. (a).........................      1,446,772      2,249,965
      125,000  Silicon Image, Inc. (a)......................      3,656,844      4,593,750
       54,000  SMTC Corp. (a)...............................      1,149,318      1,296,000
      108,000  TranSwitch Corp. (a).........................      1,446,155      6,500,250
      200,800  TriQuint Semiconductor, Inc. (a).............      4,251,177     11,106,750
                                                               ------------   ------------
                                                                 46,926,590     81,286,495
                                                               ------------   ------------
               EDUCATION-COLLEGES, UNIVERSITIES AND
               PROFESSIONAL SCHOOLS-1.49%
      155,400  Career Education Corp. (a)...................      2,505,498      6,206,287
                                                               ------------   ------------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-1.97%
       77,200  Macrovision Corp. (a)........................      1,274,256      8,231,450
                                                               ------------   ------------
               ENTERTAINMENT-RADIO AND TELEVISION
               BROADCASTING-1.85%
      120,000  Emmis Communications Corp. Class A (a).......      4,279,200      3,937,500
       67,550  Radio One, Inc. Class A (a)..................      1,784,277      1,422,772

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      135,100  Radio One, Inc. Class D (a)..................   $  3,348,693   $  2,372,694
                                                               ------------   ------------
                                                                  9,412,170      7,732,966
                                                               ------------   ------------
               FINANCE-DEPOSITORY CREDIT BANKING-2.33%
       60,000  Investors Financial Services Corp............      2,775,024      3,693,750
      104,400  Silicon Valley Bancshares (a)................      2,193,009      6,016,050
                                                               ------------   ------------
                                                                  4,968,033      9,709,800
                                                               ------------   ------------
               FINANCE-OTHER FINANCIAL INVESTMENT
               ACTIVITIES-0.94%
       81,000  Eaton Vance Corp.............................      2,995,636      3,923,437
                                                               ------------   ------------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-1.49%
      157,500  Allied Capital Corp..........................      2,677,500      3,189,375
      127,800  American Capital Strategies Ltd..............      2,405,941      3,051,225
                                                               ------------   ------------
                                                                  5,083,441      6,240,600
                                                               ------------   ------------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-0.73%
       38,000  Dain Rauscher Corp...........................      2,706,819      3,056,625
                                                               ------------   ------------
               FREIGHT TRUCKING-GENERAL-0.67%
       60,750  Forward Air Corp. (a)........................        868,783      2,786,906
                                                               ------------   ------------
               HEALTH CARE-HEALTH AND PERSONAL CARE
               STORES-2.90%
      157,100  Accredo Health, Inc. (a).....................      3,258,330      6,804,394
      149,200  PolyMedica Corp. (a).........................      4,226,412      5,296,600
                                                               ------------   ------------
                                                                  7,484,742     12,100,994
                                                               ------------   ------------
               HEALTH CARE-MEDICAL AND DIAGNOSTIC
               LABORATORIES-1.13%
       40,000  Laboratory Corporation of America
                 Holdings (a)...............................      3,484,712      4,732,500
                                                               ------------   ------------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING - 2.50%
      166,000  ArthroCare Corp. (a).........................      4,787,158      7,387,000
       65,000  Cytyc Corp. (a)..............................      3,197,021      3,030,625
                                                               ------------   ------------
                                                                  7,984,179     10,417,625
                                                               ------------   ------------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-9.04%
       58,800  Abgenix, Inc. (a)............................        463,404      4,420,106
       24,500  CIMA Labs, Inc. (a)..........................        923,354      1,013,687
      120,000  DUSA Pharmaceuticals, Inc. (a)...............      2,933,201      3,517,500
       97,400  First Horizon Pharmaceutical Corp. (a).......      1,548,384      1,777,550
       60,000  Invitrogen Corp. (a).........................      2,547,610      3,787,500
       79,500  Jones Pharma, Inc............................      2,279,410      2,842,125
       65,200  Medarex, Inc. (a)............................      3,787,937      7,204,600
      122,500  Noven Pharmaceuticals, Inc. (a)..............      1,827,504      5,145,000
       64,000  PRAECIS Pharmaceuticals, Inc. (a)                  2,559,208      2,804,000
      112,500  Tanox, Inc. (a)..............................      3,223,827      5,231,250
                                                               ------------   ------------
                                                                 22,093,839     37,743,318
                                                               ------------   ------------

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               HEALTH CARE-SCIENTIFIC RESEARCH AND
               DEVELOPMENT SERVICES-3.13%
       22,500  Applied Molecular Evolution (a)..............   $    427,500   $    724,219
      113,200  Cell Genesys, Inc. (a).......................      1,566,170      3,487,975
       13,000  Discovery Partners International (a)                 234,000        271,375
       22,600  Gemini Genomics plc ADR (a)..................        316,400        395,500
       19,800  Myriad Genetics, Inc. (a)....................      2,905,434      2,769,525
       86,200  Orchid Biosciences, Inc. (a).................        689,600      3,873,612
       54,000  Variagenics, Inc. (a)........................        991,438      1,525,500
                                                               ------------   ------------
                                                                  7,130,542     13,047,706
                                                               ------------   ------------
               INFORMATION-INTERNET SERVICE PROVIDERS AND
               WEB SEARCH PORTALS-0.75%
       45,200  Blue Martini Software, Inc. (a)..............      2,464,718      3,141,400
                                                               ------------   ------------
               INFORMATION-OTHER INFORMATION SERVICES-4.36%
       67,400  Art Technology Group, Inc. (a)...............      2,336,956      6,870,587
       90,000  DigitalThink, Inc. (a).......................      3,668,841      3,065,625
       75,000  Tumbleweed Communications Corp. (a)..........      4,164,375      4,696,875
       72,500  WatchGuard Technologies, Inc. (a)                  4,255,478      3,561,562
                                                               ------------   ------------
                                                                 14,425,650     18,194,649
                                                               ------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-1.23%
       17,100  Exfo Electro-Optical Engineering,
                 Inc. (a)...................................        703,350        970,425
       56,000  Peco II, Inc. (a)............................      1,399,320      2,184,000
       33,800  WJ Communications, Inc. (a)..................        540,800      1,992,088
                                                               ------------   ------------
                                                                  2,643,470      5,146,513
                                                               ------------   ------------
               INFORMATION-SOFTWARE PUBLISHERS-6.49%
      137,000  Adept Technology, Inc. (a)...................      4,642,481      6,841,438
       44,000  Business Objects S.A. ADR (a)................        717,193      5,038,000
       40,000  Interwoven, Inc. (a).........................      1,694,118      3,840,000
       27,000  Mercury Interactive Corp. (a)................        420,552      3,299,063
       17,000  Micromuse, Inc. (a)..........................        543,341      2,581,875
      105,000  Packeteer, Inc. (a)..........................      3,922,598      5,053,125
       15,800  TeleCommunication Systems, Inc. (a)..........        268,600        453,263
                                                               ------------   ------------
                                                                 12,208,883     27,106,764
                                                               ------------   ------------
               INFORMATION-TELECOMMUNICATIONS CARRIERS-1.53%
       72,400  BreezeCom Ltd. (a)...........................      2,641,171      3,135,825
       90,000  o2wireless Solutions, Inc. (a)...............      1,080,000      1,957,500
       69,000  Triton Network Systems, Inc. (a).............      2,012,274      1,298,063
                                                               ------------   ------------
                                                                  5,733,445      6,391,388
                                                               ------------   ------------
               MACHINERY MANUFACTURING- COMMERCIAL AND
               SERVICE INDUSTRY-0.31%
      135,000  Camtek Ltd. (a)..............................        945,000      1,282,500
                                                               ------------   ------------
               MACHINERY MANUFACTURING- ENGINE, TURBINE AND
               POWER TRANSMISSION EQUIPMENT-0.05%
        2,500  Capstone Turbine Corp. (a)...................         40,000        230,781
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               MACHINERY MANUFACTURING- HEATING,
               AIR-CONDITIONING, COMMERCIAL
               REFRIGERATION-1.48%
      127,500  Merix Corp. (a)..............................   $  3,843,457   $  6,183,750
                                                               ------------   ------------
               MACHINERY MANUFACTURING- INDUSTRIAL
               MACHINERY-2.65%
      163,800  ChipPAC, Inc. (a)............................      1,990,832      2,989,350
       33,700  CoorsTek, Inc. (a)...........................      1,348,000      1,579,688
      128,000  GSI Lumonics, Inc. (a).......................      3,823,842      3,352,000
       55,000  Varian Semiconductor Equipment Associates,
                 Inc. (a)...................................      3,586,797      3,141,875
                                                               ------------   ------------
                                                                 10,749,471     11,062,913
                                                               ------------   ------------
               MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
               SERVICES-0.69%
       44,999  Diamond Technology Partners, Inc. (a)........      1,151,491      2,871,499
                                                               ------------   ------------
               NONMETALLIC MANUFACTURING-GLASS AND GLASS
               PRODUCT-1.12%
      135,000  Applied Films Corp. (a)......................      3,172,500      4,691,250
                                                               ------------   ------------
               PROFESSIONAL SERVICES- ARCHITECTURAL,
               ENGINEERING AND RELATED-1.67%
       45,000  Plexus Corp (a)..............................      3,994,661      6,963,750
                                                               ------------   ------------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED - 5.88%
        4,500  Avici Systems, Inc. (a)......................        139,500        674,156
       74,000  Cognizant Technology Solutions Corp. (a).....      1,302,969      3,163,500
       10,800  McDATA Corp. Class B (a).....................        302,400      1,161,675
       24,000  Network Engines, Inc. (a)....................        408,000        939,000
       15,000  ONI Systems, Corp. (a).......................        947,955      1,429,688
       43,000  Procom Technology, Inc. (a)..................      2,507,863      2,074,750
       13,500  SpeechWorks International, Inc. (a)                  270,000      1,034,438
       96,600  Titan Corp. (a)..............................      4,600,276      2,378,775
       63,100  Turnstone Systems, Inc. (a)..................      3,378,755      3,715,013
       93,800  Vyyo, Inc. (a)...............................      1,846,692      3,236,100
      125,600  WebTrends Corp. (a)..........................      4,481,246      4,731,588
                                                               ------------   ------------
                                                                 20,185,656     24,538,683
                                                               ------------   ------------
               REAL ESTATE, RENTAL AND LEASING- CONSUMER
               GOODS RENTAL-0.59%
       75,000  Rent-A-Center, Inc. (a)......................      2,424,098      2,470,313
                                                               ------------   ------------
               RETAIL-CLOTHING STORES-2.26%
      120,000  Abercrombie & Fitch Co. Class A (a)                2,441,148      2,782,500
      107,500  Charlotte Russe Holding, Inc. (a)............      1,374,152      1,343,750
       75,000  Children's Place Retail Stores, Inc. (a).....      2,412,218      2,212,500
      125,300  Too, Inc. (a)................................      2,667,383      3,085,513
                                                               ------------   ------------
                                                                  8,894,901      9,424,263
                                                               ------------   ------------
               RETAIL-ELECTRONICS AND APPLIANCE STORES-0.19%
       90,000  PeoplePC, Inc. (a)...........................        900,000        776,250
                                                               ------------   ------------
               TOY MANUFACTURING-1.18%
      278,500  JAKKS Pacific, Inc. (a)......................      5,315,471      4,943,375
                                                               ------------   ------------

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               WHOLESALERS-APPAREL, PIECE GOODS AND
               NOTIONS-0.68%
       64,050  Kenneth Cole Productions, Inc.
                 Class A (a)................................   $  1,133,627   $  2,822,203
                                                               ------------   ------------
               WHOLESALERS-DRUGS AND DRUGGISTS
               SUNDRIES-0.83%
       60,000  Priority Healthcare Corp. Class B (a)              2,811,751      3,465,000
                                                               ------------   ------------
               WHOLESALERS-ELECTRICAL GOODS - 0.26%
       41,000  Nu Horizons Electronics Corp. (a)............      1,150,038      1,076,250
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               WHOLESALERS-PROFESSIONAL AND COMMERCIAL
               EQUIPMENT-1.51%
       70,000  Bell Microproducts, Inc. (a).................   $  2,325,890   $  2,327,500
      181,600  BioSource International, Inc. (a)............      3,177,687      3,972,500
                                                               ------------   ------------
                                                                  5,503,577      6,300,000
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $265,148,361   $401,827,914
                                                               ============   ============

SHORT-TERM INVESTMENTS-2.33%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-DEPOSITORY CREDIT BANKING-2.33%
   $   4,876   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 6.42%.........   $      4,876
   3,292,000   Wells Fargo Associates Corp., Master Variable
                 Rate Note, Current rate - 6.49%............      3,292,000
   6,430,203   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 6.27%.................      6,430,203
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      9,727,079
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $274,875,440) (b)...................   $411,554,993
                                                               ============

 (a) Presently not paying dividend income.
 (b) At August 31, 2000, the cost of securities for federal income tax purposes was $275,552,254 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $149,806,826
Unrealized depreciation.....................................   (13,804,087)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $136,002,739
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.35% of total net assets as of August 31, 2000.

FORTIS STOCK FUNDS

Statements of Assets and Liabilities

August 31, 2000

--------------------------------------------------------------------------------

                                           ASSET                        GROWTH &                                       CAPITAL
                                         ALLOCATION       VALUE          INCOME        CAPITAL          GROWTH       APPRECIATION
                                         PORTFOLIO         FUND           FUND           FUND            FUND         PORTFOLIO
                                         ----------        ----         --------         ----            ----        ------------
ASSETS:
  Investments in securities, as
    detailed in the accompanying
    schedules, at market (cost
    $252,516,655; $56,899,847;
    $34,973,804; $565,287,471;
    $1,007,204,016; and $274,875,440
    respectively) (Note 1)............  $291,540,054   $59,662,271    $43,492,261    $722,681,214   $1,590,472,432   $411,554,993
  Collateral for securities lending
    transactions (Note 1).............   42,726,115      5,460,012      3,225,013    149,230,473                --     82,873,978
  Receivables:
    Investment securities sold........    3,537,598             --        553,186     11,252,390         4,700,882      7,692,984
    Interest and dividends............    1,952,646         69,769         85,419        460,096           711,896         89,080
    Subscriptions of capital stock....       53,622             --         10,974         16,048           180,429        164,115
  Deferred registration costs
    (Note 1)..........................       27,739         17,581         16,337         44,472            42,388         30,003
                                        ------------   -----------    -----------    ------------   --------------   ------------
TOTAL ASSETS..........................  339,837,774     65,209,633     47,383,190    883,684,693     1,596,108,027    502,405,153
                                        ------------   -----------    -----------    ------------   --------------   ------------
LIABILITIES:
  Payable upon return of securities
    loaned (Note 1)...................   42,726,115      5,460,012      3,225,013    149,230,473                --     82,873,978
  Payable for investment securities
    purchased.........................    3,325,629        602,083             --     12,469,308         8,959,692      1,792,774
  Redemptions of capital stock........       35,963          6,856            180          1,900           110,871            333
  Payable for investment advisory and
    management fees (Note 2)..........      208,112         48,894         36,283        453,360           909,947        254,635
  Payable for distribution fees
    (Note 2)..........................        4,830            785            668          7,027            12,088          6,511
  Accounts payable and accrued
    expenses..........................       44,935         25,407         21,469         82,821           317,794         47,145
                                        ------------   -----------    -----------    ------------   --------------   ------------
TOTAL LIABILITIES.....................   46,345,584      6,144,037      3,283,613    162,244,889        10,310,392     84,975,376
                                        ------------   -----------    -----------    ------------   --------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    100,000,000,000; 10,000,000,000
    shares; respectively..............  234,643,349     51,870,778     32,793,870    463,840,271       704,574,772    190,730,187
  Unrealized appreciation of
    investments.......................   39,023,399      2,764,724      8,518,457    157,393,743       583,268,416    136,679,553
  Undistributed net investment
    income............................      877,627             --         64,366             --                --             --
  Accumulated net realized gain from
    the sale of investments...........   18,947,815      4,430,094      2,722,884    100,205,790       297,954,447     90,020,037
                                        ------------   -----------    -----------    ------------   --------------   ------------
TOTAL NET ASSETS......................  $293,492,190   $59,065,596    $44,099,577    $721,439,804   $1,585,797,635   $417,429,777
                                        ============   ===========    ===========    ============   ==============   ============
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $205,677,542; $39,974,559;
  $25,902,590; $615,472,844;
  $1,203,376,074; and $314,325,965;
  respectively and 10,997,987;
  2,794,909; 1,527,320; 25,811,004;
  26,474,814; and, 5,200,705 shares
  outstanding; respectively)..........       $18.70         $14.30         $16.96         $23.85            $45.45         $60.44
                                        ------------   -----------    -----------    ------------   --------------   ------------
Class B shares (based on net assets of
  $26,356,478; $7,632,989; $8,375,644;
  $38,263,693; $43,249,972; and
  $38,245,589; respectively and
  1,421,079; 547,526; 498,093;
  1,717,966; 1,022,223; and, 663,336
  shares outstanding; respectively)...       $18.55         $13.94         $16.82         $22.27            $42.31         $57.66
                                        ------------   -----------    -----------    ------------   --------------   ------------
Class C shares (based on net assets of
  $14,939,719; $2,662,109; $2,582,694;
  $10,932,409; $10,352,328; and
  $14,300,362; respectively and
  809,630; 190,844; 153,574; 490,824;
  244,635; and, 247,779 shares
  outstanding; respectively)..........       $18.45         $13.95         $16.82         $22.27            $42.32         $57.71
                                        ------------   -----------    -----------    ------------   --------------   ------------
Class H shares (based on net assets of
  $44,165,134; $8,795,939; $7,238,649;
  $56,770,858; $97,409,761; and
  $50,557,861; respectively and
  2,383,612; 630,441; 430,452;
  2,546,061; 2,299,911; and, 875,989
  shares outstanding; respectively)...       $18.53         $13.95         $16.82         $22.30            $42.35         $57.72
                                        ------------   -----------    -----------    ------------   --------------   ------------
Class Z shares (based on net assets of
  $2,353,317; $0; $0; $0;
  $231,409,500; and $0; respectively
  and 125,804; 0; 0; 0; 4,992,229;
  and, 0 shares outstanding;
  respectively).......................       $18.71             --             --             --            $46.35             --
                                        ------------   -----------    -----------    ------------   --------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Operations

For the Year Ended August 31, 2000

--------------------------------------------------------------------------------

                                             ASSET                        GROWTH &                                     CAPITAL
                                           ALLOCATION       VALUE          INCOME        CAPITAL         GROWTH      APPRECIATION
                                           PORTFOLIO         FUND           FUND           FUND           FUND        PORTFOLIO
                                           ----------        ----         --------         ----           ----       ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $ 8,023,703     $  197,874     $  229,795    $  1,067,753   $  4,989,291   $    772,012
    Dividend income.....................    1,074,945        654,383        621,442       4,071,747      1,412,533        297,951
    Fee income (Note 1).................       59,084         10,699          6,782         205,156             --        210,869
                                          -----------     ----------     ----------    ------------   ------------   ------------
  Total income..........................    9,157,732        862,956        858,019       5,344,656      6,401,824      1,280,832
                                          -----------     ----------     ----------    ------------   ------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    2,343,084        554,153        427,823       5,277,095      9,414,124      2,640,661
    Distribution fees (Class A)
      (Note 2)..........................      876,087         94,490         63,710       1,493,359      2,482,240      1,098,715
    Distribution fees (Class B)
      (Note 2)..........................      218,867         69,490         76,528         325,352        312,182        241,714
    Distribution fees (Class C)
      (Note 2)..........................      129,087         24,942         25,496          91,629         74,224         86,015
    Distribution fees (Class H)
      (Note 2)..........................      395,069         81,762         70,958         504,835        751,560        372,975
    Registration fees...................       65,381         43,876         42,015         111,327         99,901         50,917
    Shareholders' notices and reports...       43,498          5,500          5,517          89,000        276,000         36,700
    Legal and auditing fees (Note 2)....       28,800         19,428         17,950          53,600         82,500         29,000
    Custodian fees......................       32,300         15,000         10,000          43,500         65,500         43,500
    Directors' fees and expenses........       12,450          5,350          6,545          35,200         45,300         15,400
    Other...............................       14,650          4,213          2,572          37,233         60,004         12,827
                                          -----------     ----------     ----------    ------------   ------------   ------------
  Total expenses........................    4,159,273        918,204        749,114       8,062,130     13,663,535      4,628,424
                                          -----------     ----------     ----------    ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)............    4,998,459        (55,248)       108,905      (2,717,474)    (7,261,711)    (3,347,592)
                                          -----------     ----------     ----------    ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS: (NOTE 1)
  Net realized gain from security
    transactions........................   21,790,069      5,346,236      3,026,489     114,430,011    329,645,180    106,755,209
  Futures contracts.....................           --       (182,760)            --              --             --             --
                                          -----------     ----------     ----------    ------------   ------------   ------------
NET REALIZED GAIN ON INVESTMENTS........   21,790,069      5,163,476      3,026,489     114,430,011    329,645,180    106,755,209
NET CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS...........................   24,145,234      2,288,455      3,415,939      78,996,803    404,353,903    106,092,605
                                          -----------     ----------     ----------    ------------   ------------   ------------
NET GAIN ON INVESTMENTS.................   45,935,303      7,451,931      6,442,428     193,426,814    733,999,083    212,847,814
                                          -----------     ----------     ----------    ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $50,933,762     $7,396,683     $6,551,333    $190,709,340   $726,737,372   $209,500,222
                                          ===========     ==========     ==========    ============   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2000   AUGUST 31, 1999
                                                              ---------------   ---------------
OPERATIONS:
  Net investment income.....................................   $  4,998,459      $  3,351,119
  Net realized gain on investments..........................     21,790,069        39,010,869
  Net change in unrealized appreciation on investments......     24,145,234           694,492
                                                               ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     50,933,762        43,056,480
                                                               ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................     (3,800,459)       (2,706,452)
    Class B.................................................       (307,326)         (134,831)
    Class C.................................................       (183,907)          (80,197)
    Class H.................................................       (562,477)         (295,334)
    Class Z.................................................        (36,886)               --
  From net realized gains on investments
    Class A.................................................    (28,765,666)      (17,281,875)
    Class B.................................................     (2,989,221)       (1,236,960)
    Class C.................................................     (1,826,079)         (718,270)
    Class H.................................................     (5,604,557)       (2,773,052)
    Class Z.................................................       (166,650)               --
                                                               ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (44,243,228)      (25,226,971)
                                                               ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,709,624 and 1,577,016 shares)................     31,414,506        29,377,979
    Class B (480,559 and 399,109 shares)....................      8,741,124         7,397,117
    Class C (314,472 and 279,948 shares)....................      5,707,969         5,089,730
    Class H (741,888 and 668,742 shares)....................     13,470,043        12,347,244
    Class Z (118,503 and 44,279 shares).....................      2,138,112           825,685
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (1,766,633 and 1,057,067 shares)................     30,955,039        18,789,494
    Class B (185,526 and 75,874 shares).....................      3,223,195         1,338,956
    Class C (113,942 and 44,382 shares).....................      1,969,213           780,177
    Class H (344,468 and 168,973 shares)....................      5,980,036         2,980,951
    Class Z (11,580 and 0 shares)...........................        203,505                --
  Less cost of repurchase of shares
    Class A (2,124,754 and 1,971,301 shares)................    (39,245,402)      (36,665,720)
    Class B (196,333 and 114,596 shares)....................     (3,578,176)       (2,123,372)
    Class C (181,819 and 103,696 shares)....................     (3,292,139)       (1,910,835)
    Class H (572,891 and 335,905 shares)....................    (10,496,186)       (6,230,286)
    Class Z (48,558 and 0 shares)...........................       (874,110)               --
                                                               ------------      ------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     46,316,729        31,997,120
                                                               ------------      ------------
TOTAL INCREASE IN NET ASSETS................................     53,007,263        49,826,629
NET ASSETS:
  Beginning of year.........................................    240,484,927       190,658,298
                                                               ------------      ------------
  End of year (includes undistributed net investment income
    of $877,627 and $770,223, respectively).................   $293,492,190      $240,484,927
                                                               ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

VALUE FUND
--------------------------------------------------------------------------------

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2000   AUGUST 31, 1999
                                                              ---------------   ---------------
OPERATIONS:
  Net investment income (loss)..............................   $    (55,248)      $    22,715
  Net realized gain on investments..........................      5,163,476         4,641,417
  Net change in unrealized appreciation of investments......      2,288,455         3,785,706
                                                               ------------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      7,396,683         8,449,838
                                                               ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --           (90,265)
  From net realized gains on investments
    Class A.................................................     (2,711,156)       (2,398,431)
    Class B.................................................       (475,111)         (554,270)
    Class C.................................................       (173,230)         (228,122)
    Class H.................................................       (558,428)         (753,192)
                                                               ------------       -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................     (3,917,925)       (4,024,280)
                                                               ------------       -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (2,280,356 and 1,189,789 shares)................     29,790,191        15,808,648
    Class B (145,708 and 148,047 shares)....................      1,863,577         1,931,875
    Class C (43,191 and 59,026 shares)......................        556,468           769,872
    Class H (166,534 and 134,878 shares)....................      2,137,878         1,761,525
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (166,040 and 189,376 shares)....................      2,047,270         2,382,340
    Class B (38,026 and 43,123 shares)......................        459,735           536,455
    Class C (14,271 and 17,988 shares)......................        172,534           223,950
    Class H (45,843 and 59,339 shares)......................        554,237           738,771
  Less cost of repurchase of shares
    Class A (2,234,865 and 690,036 shares)..................    (28,397,043)       (9,083,209)
    Class B (146,187 and 90,451 shares).....................     (1,861,275)       (1,189,002)
    Class C (56,869 and 56,624 shares)......................       (726,966)         (743,072)
    Class H (197,431 and 177,439 shares)....................     (2,505,700)       (2,317,578)
                                                               ------------       -----------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      4,090,906        10,820,575
                                                               ------------       -----------
TOTAL INCREASE IN NET ASSETS................................      7,569,664        15,246,133
NET ASSETS:
  Beginning of year.........................................     51,495,932        36,249,799
                                                               ------------       -----------
  End of year...............................................   $ 59,065,596       $51,495,932
                                                               ============       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2000   AUGUST 31, 1999
                                                              ---------------   ---------------
OPERATIONS:
  Net investment income.....................................    $   108,905       $   372,261
  Net realized gain on investments..........................      3,026,489           697,531
  Net change in unrealized appreciation of investments......      3,415,939         4,739,460
                                                                -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      6,551,333         5,809,252
                                                                -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................       (118,784)         (303,045)
    Class B.................................................         (5,120)          (41,733)
    Class C.................................................         (1,709)          (17,399)
    Class H.................................................         (4,962)          (49,939)
  From net realized gains on investments
    Class A.................................................       (412,864)         (643,674)
    Class B.................................................       (121,067)         (159,781)
    Class C.................................................        (41,807)          (67,580)
    Class H.................................................       (115,665)         (193,318)
                                                                -----------       -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................       (821,978)       (1,476,469)
                                                                -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (326,487 and 566,946 shares)....................      5,144,510         8,501,033
    Class B (118,698 and 161,596 shares)....................      1,871,079         2,427,125
    Class C (27,702 and 48,678 shares)......................        429,027           718,618
    Class H (109,133 and 159,572 shares)....................      1,720,055         2,374,853
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (33,529 and 63,617 shares)......................        519,035           919,640
    Class B (7,966 and 13,800 shares).......................        124,468           198,917
    Class C (2,729 and 5,772 shares)........................         42,638            83,171
    Class H (7,390 and 16,192 shares).......................        115,458           233,312
  Less cost of repurchase of shares
    Class A (592,081 and 462,252 shares)....................     (9,321,415)       (6,967,771)
    Class B (114,019 and 81,905 shares).....................     (1,796,652)       (1,227,313)
    Class C (42,433 and 57,345 shares)......................       (668,686)         (853,460)
    Class H (176,808 and 164,161 shares)....................     (2,767,097)       (2,458,927)
                                                                -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................     (4,587,580)        3,949,198
                                                                -----------       -----------
TOTAL INCREASE IN NET ASSETS................................      1,141,775         8,281,981
NET ASSETS:
  Beginning of year.........................................     42,957,802        34,675,821
                                                                -----------       -----------
  End of year (includes undistributed net investment income
    of $64,366 and $86,036, respectively)...................    $44,099,577       $42,957,802
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL FUND
--------------------------------------------------------------------------------

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2000   AUGUST 31, 1999
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................  $   (2,717,474)   $     (902,629)
  Net realized gain on investments..........................     114,430,011       146,221,226
  Net change in unrealized appreciation of investments......      78,996,803         5,652,886
                                                              --------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     190,709,340       150,971,483
                                                              --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.................................................    (127,601,625)      (87,040,747)
    Class B.................................................      (6,184,590)       (2,796,230)
    Class C.................................................      (1,747,450)         (665,336)
    Class H.................................................      (9,997,297)       (5,017,579)
                                                              --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (145,530,962)      (95,519,892)
                                                              --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (3,116,868 and 10,587,633 shares)...............      70,937,477       236,382,465
    Class B (504,569 and 389,224 shares)....................      10,725,463         8,333,221
    Class C (204,551 and 90,310 shares).....................       4,384,826         1,911,035
    Class H (658,845 and 632,945 shares)....................      14,082,716        13,448,386
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (5,521,194 and 4,497,809 shares)................     109,761,564        79,971,053
    Class B (328,954 and 159,215 shares)....................       6,144,862         2,718,124
    Class C (93,012 and 38,657 shares)......................       1,737,472           659,875
    Class H (525,873 and 280,596 shares)....................       9,833,848         4,792,688
  Less cost of repurchase of shares
    Class A (7,002,235 and 9,187,334 shares)................    (156,163,722)     (203,714,963)
    Class B (257,162 and 134,973 shares)....................      (5,519,205)       (2,875,169)
    Class C (69,338 and 62,180 shares)......................      (1,472,555)       (1,330,943)
    Class H (510,063 and 410,031 shares)....................     (11,063,331)       (8,719,318)
  Issuance of shares in connection with fund merger
    Class A (0 and 4,303,728 shares)........................              --        77,701,653
    Class B (0 and 298,388 shares)..........................              --         5,171,124
    Class C (0 and 82,934 shares)...........................              --         1,437,049
    Class H (0 and 586,642 shares)..........................              --        10,173,846
                                                              --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      53,389,415       226,060,126
                                                              --------------    --------------
TOTAL INCREASE IN NET ASSETS................................      98,567,793       281,511,717
NET ASSETS:
  Beginning of year.........................................     622,872,011       341,360,294
                                                              --------------    --------------
  End of year...............................................  $  721,439,804    $  622,872,011
                                                              ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH FUND
--------------------------------------------------------------------------------

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2000   AUGUST 31, 1999
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................  $   (7,261,711)   $   (4,091,361)
  Net realized gain on investments..........................     329,645,180       246,700,072
  Net change in unrealized appreciation of investments......     404,353,903        43,202,949
                                                              --------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     726,737,372       285,811,660
                                                              --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................    (161,527,542)     (184,308,860)
    Class B.................................................      (4,775,505)       (4,328,601)
    Class C.................................................      (1,113,135)         (982,671)
    Class H.................................................     (11,826,752)      (11,797,065)
    Class Z.................................................     (23,575,253)      (29,609,385)
                                                              --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (202,818,187)     (231,026,582)
                                                              --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (2,190,248 and 20,454,621 shares)...............      81,678,696       608,315,710
    Class B (291,506 and 195,729 shares)....................      10,512,447         5,568,918
    Class C (95,125 and 51,195 shares)......................       3,396,384         1,488,735
    Class H (508,973 and 446,438 shares)....................      18,092,803        12,868,880
    Class Z (1,406,751 and 573,572 shares)..................      56,652,942        17,237,982
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (5,123,068 and 6,493,303 shares)................     150,002,846       175,708,779
    Class B (171,340 and 165,721 shares)....................       4,698,153         4,282,243
    Class C (40,027 and 37,976 shares)......................       1,097,537           981,304
    Class H (425,701 and 452,647 shares)....................      11,681,176        11,705,442
    Class Z (763,543 and 1,045,590 shares)..................      22,753,587        28,628,247
  Less cost of repurchase of shares
    Class A (4,675,256 and 22,649,562 shares)...............    (172,622,113)     (675,171,668)
    Class B (132,147 and 100,305 shares)....................      (4,627,149)       (2,869,629)
    Class C (48,720 and 25,873 shares)......................      (1,623,319)         (742,673)
    Class H (360,901 and 366,624 shares)....................     (12,695,963)      (10,603,511)
    Class Z (1,006,314 and 970,240 shares)..................     (36,361,483)      (29,737,905)
                                                              --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     132,636,544       147,660,854
                                                              --------------    --------------
TOTAL INCREASE IN NET ASSETS................................     656,555,729       202,445,932
NET ASSETS:
  Beginning of year.........................................     929,241,906       726,795,974
                                                              --------------    --------------
  End of year...............................................  $1,585,797,635    $  929,241,906
                                                              ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 2000   AUGUST 31, 1999
                                                              ---------------   ---------------
OPERATIONS:
  Net investment loss.......................................   $ (3,347,592)    $   (1,697,696)
  Net realized gain on investments..........................    106,755,209         64,284,638
  Net change in unrealized appreciation of investments......    106,092,605         20,500,923
                                                               ------------     --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    209,500,222         83,087,865
                                                               ------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................    (43,866,932)       (25,279,675)
    Class B.................................................     (3,478,903)        (1,974,092)
    Class C.................................................     (1,168,415)          (717,375)
    Class H.................................................     (6,295,778)        (3,822,075)
                                                               ------------     --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (54,810,028)       (31,793,217)
                                                               ------------     --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,707,007 and 4,148,860 shares)................     87,494,320        120,742,519
    Class B (337,973 and 94,645 shares).....................     16,971,885          2,801,141
    Class C (205,148 and 464,149 shares)....................      9,771,866         13,807,732
    Class H (274,933 and 156,855 shares)....................     13,692,953          4,661,652
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (1,155,915 shares)..............................     42,606,677         24,709,211
    Class B (97,519 shares).................................      3,443,402          1,953,810
    Class C (33,023 shares).................................      1,167,364            712,165
    Class H (174,093 shares)................................      6,154,196          3,796,302
  Less cost of repurchase of shares
    Class A (1,750,223 and 4,016,217 shares)................    (84,515,959)      (119,898,749)
    Class B (99,482 and 69,099 shares)......................     (4,957,119)        (2,024,359)
    Class C (93,762 and 457,661 shares).....................     (4,113,157)       (13,737,717)
    Class H (167,054 and 170,725 shares)....................     (8,114,751)        (5,069,238)
                                                               ------------     --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     79,601,677         32,454,469
                                                               ------------     --------------
TOTAL INCREASE IN NET ASSETS................................    234,291,871         83,749,117
NET ASSETS:
  Beginning of year.........................................    183,137,906         99,388,789
                                                               ------------     --------------
  End of year...............................................   $417,429,777     $  183,137,906
                                                               ============     ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds or portfolios (the funds) are open-end, diversified management investment companies, each of which have different investment objectives and their own investment portfolios and net asset values. Asset Allocation and Capital Appreciation Portfolios are funds within Fortis Advantage Portfolios, Inc. ("Fortis Advantage"), Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are funds within Fortis Equity Portfolios, Inc. ("Fortis Equity") and Fortis Growth Fund is a fund within Fortis Growth Fund, Inc. The investment objectives of each fund are as follows:

   - The objective of the Fortis Asset Allocation Portfolio is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

   - The objective of Fortis Value Fund is short and long-term capital appreciation. Current income is only a secondary objective. The portfolio invests primarily in equity securities and selects stocks based on a concept of fundamental value.

   - The objective of the Fortis Growth & Income Fund is capital appreciation and current income. The fund invests primarily in equity securities that provide an income component.

   - The objective of the Fortis Capital Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Growth Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Capital Appreciation Portfolio is maximum long-term capital appreciation. Dividend and interest income from investments, if any, is incidental.

   The Articles of Incorporation of Fortis Advantage and Fortis Equity permits the Board of Directors to create additional funds in the future.

   The Fortis Advantage Portfolios, Fortis Equity Portfolios and Fortis Growth Fund offer Class A, Class B, Class C and Class H shares. Fortis Growth Fund and Advantage Asset Allocation also issue Class Z shares.

   Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. Class Z shares are sold without a front-end sales charge or a contingent deferred sales charge and have no distribution fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Asset Allocation Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

   Consistent with its ability to purchase securities on a when-issued basis, the Asset Allocation Portfolio may enter into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the fund repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. The funds investing in fixed income securities amortize original issue discount, long-term bond premium, and market discount.

   For the year ended August 31, 2000, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                       Cost of           Proceeds
                                                      Purchases         from Sales
   ---------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $  407,431,994    $  398,611,916
   Value Fund...................................       119,269,722       121,136,128
   Growth & Income Fund.........................        45,960,722        51,628,486
   Capital Fund.................................     1,097,283,072     1,183,268,778
   Growth Fund..................................     1,672,075,567     1,769,841,540
   Capital Appreciation Portfolio...............       647,154,516       630,067,172

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

   LENDING OF PORTFOLIO SECURITIES: At August 31, 2000, securities were on loan to brokers from the funds. For collateral, the funds' custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the year ended August 31, 2000:

                                                     Securities
                                                      On Loan        Collateral     Fee Income
   -------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $ 41,331,706    $ 42,726,115     $ 59,084
   Value Fund...................................       5,249,350       5,460,012       10,699
   Growth & Income Fund.........................       3,142,606       3,225,013        6,782
   Capital Fund.................................     145,509,055     149,230,473      205,156
   Capital Appreciation Portfolio...............      81,738,288      82,873,978      210,869

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each fund is a single taxable entity.

   On a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of wash sale transactions. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, such as distributions upon and net operating losses, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to increase paid-in-capital by the following:

                                                    Undistributed
                                                    Net Investment                       Accumulated
                                                        Income        Paid-in-Capital       Gains
   --------------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................      $       --        $2,497,744       $ (2,497,744)
   Value Fund...................................          55,248           529,467           (584,715)
   Growth & Income Fund.........................              --           302,543           (302,543)
   Capital Fund.................................       2,717,474        10,884,575        (13,602,049)
   Growth Fund..................................       7,261,711        23,701,479        (30,963,190)
   Capital Appreciation Portfolio...............       3,347,592        10,077,428        (13,425,020)

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Fortis Asset Allocation Portfolio to pay quarterly distributions from net investment income and pay annual distributions from net investment income, if any, for Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Portfolio. Distributions of net realized capital gains, if any, are made annually by each fund. The distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the portfolio at net asset value without any charge to the shareholder.

   For federal income tax purposes the funds may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

   ILLIQUID SECURITIES: At August 31, 2000, investments in securities for the Asset Allocation Portfolio and the Growth & Income Fund included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets; at market value, at the date of purchase. The aggregate value of such securities at August 31, 2000, was $2,959,288 in the Asset Allocation Portfolio and; $2,362,813 in the Growth & Income Fund, which represents 1.01% and 5.36% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including Asset Allocation Portfolio, Value Fund, Growth & Income Fund, Capital Fund and Capital Appreciation Portfolio have a revolving credit agreement with Wells Fargo Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers' option of: 1) the Prime Index; 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or ; 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime Index is defined as the higher of:
   A) the rate that Wells Fargo Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each participating fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The funds had no borrowings during the year ended August 31, 2000.

--------------------------------------------------------------------------------

   FUTURES TRANSACTIONS: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Value Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of August 31, 2000, and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each fund. Investment advisory and management fees are computed for each of the funds at an annual rate of 1.00% of the first
   $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million.

   In addition to the investment advisory and management fee, Classes A, B, C, and H pay Fortis Investors, Inc. (the funds' principal underwriter) distribution fees equal to .45% of average daily net assets for Class A for each of Asset Allocation and Capital Appreciation Portfolios and .25% of average daily net assets for Class A for each of Value Fund, Growth & Income Fund, Capital Fund, and Growth Fund and 1.00% of average daily net assets for Classes B, C, and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the funds' shares) as follows:

                                                     Class A      Class B    Class C    Class H
   ---------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $  635,013    $36,661    $8,928     $112,949
   Value Fund...................................       112,071     17,178       621       24,718
   Growth & Income Fund.........................        97,721     19,739       317       27,112
   Capital Fund.................................       941,792     43,838     1,843      106,068
   Growth Fund..................................     1,234,877     40,004     2,173      115,520
   Capital Appreciation Portfolio...............     1,065,848     36,926     5,814       50,876

   For the year ended August 31, 2000, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

                                                    Amount
   --------------------------------------------------------
   Asset Allocation Portfolio...................    $ 7,600
   Value Fund...................................      1,500
   Growth & Income Fund.........................      1,300
   Capital Fund.................................     20,000
   Growth Fund..................................     45,000
   Capital Appreciation.........................      7,500

3. FUND MERGER: Effective with the close of business on October 23, 1998 the Fortis Fiduciary Fund was merged into Fortis Capital Fund. The merger was approved by the shareholders of the Fortis Fiduciary Fund. Fortis Capital Fund is the surviving entity for financial reporting and income tax purposes. The merger was accomplished by a tax free exchange as detailed below:

                                                      Net Assets of
                                                    Fiduciary Fund on     Fiduciary Fund     Capital Fund
                                                    October 23, 1998     Shares Exchanged    Shares Issued
   -------------------------------------------------------------------------------------------------------
   Class A......................................       $77,701,653           2,451,978         4,303,728
   Class B......................................         5,171,124             171,119           298,388
   Class C......................................         1,437,049              47,523            82,934
   Class H......................................        10,173,846             336,674           586,642

   Fortis Fiduciary Fund's net assets at October 23, 1998 included unrealized appreciation of $20,759,680, accumulated net realized losses of ($347,629) and capital stock of $74,071,621.

   The net assets of Fortis Capital Funds classes immediately before the merger were as follows:

                   Capital Fund                      Net Assets
   -------------------------------------------------------------
   Class A......................................    $332,341,920
   Class B......................................      10,427,170
   Class C......................................       2,509,913
   Class H......................................      18,726,666

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the funds was as follows:

                                                                 Class A
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
ASSET ALLOCATION PORTFOLIO                   2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  18.43   $  16.91   $  18.98   $  16.48   $  16.52
                                           --------   --------   --------   --------   --------

Operations:
  Investment income - net...............        .37        .30        .39        .39        .47
  Net realized and unrealized gain on
    investments.........................       3.30       3.47        .13       3.47        .29
                                           --------   --------   --------   --------   --------
Total from operations...................       3.67       3.77        .52       3.86        .76
                                           --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........       (.37)      (.29)      (.41)      (.41)      (.47)
  From net realized gains on
    investments.........................      (3.03)     (1.96)     (2.18)      (.95)      (.32)
  Excess distributions of net realized
    gains...............................         --         --         --         --       (.01)
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....      (3.40)     (2.25)     (2.59)     (1.36)      (.80)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  18.70   $  18.43   $  16.91   $  18.98   $  16.48
                                           --------   --------   --------   --------   --------
Total Return @..........................      21.45%     22.96%      2.71%     24.62%      4.73%
Net assets end of year (000s omitted)...   $205,678   $177,794   $151,920   $156,734   $136,656
Ratio of expenses to average daily net
  assets................................       1.39%      1.42%      1.44%      1.48%      1.50%
Ratio of net investment income to
  average daily net assets..............       2.00%      1.60%      2.07%      2.22%      2.85%
Portfolio turnover rate.................        153%       159%       104%       109%        89%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                             Class B
                                           --------------------------------------------
                                                      Year Ended August 31,
                                           --------------------------------------------
ASSET ALLOCATION PORTFOLIO                  2000      1999      1998     1997     1996
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 18.30   $ 16.80   $18.87   $16.40   $16.46
                                           -------   -------   ------   ------   ------

Operations:
  Investment income - net...............       .27       .19      .29      .27      .37
  Net realized and unrealized gain on
    investments.........................      3.28      3.46      .13     3.47      .29
                                           -------   -------   ------   ------   ------
Total from operations...................      3.55      3.65      .42     3.74      .66
                                           -------   -------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      (.27)     (.19)    (.31)    (.32)    (.39)
  From net realized gains on
    investments.........................     (3.03)    (1.96)   (2.18)    (.95)    (.32)
  Excess distributions of net realized
    gains...............................        --        --       --       --     (.01)
                                           -------   -------   ------   ------   ------
Total distributions to shareholders.....     (3.30)    (2.15)   (2.49)   (1.27)    (.72)
                                           -------   -------   ------   ------   ------
Net asset value, end of year............   $ 18.55   $ 18.30   $16.80   $18.87   $16.40
                                           -------   -------   ------   ------   ------
Total Return @..........................     20.84%    22.32%    2.14%   23.92%    4.12%
Net assets end of year (000s omitted)...   $26,356   $17,408   $9,928   $7,462   $4,411
Ratio of expenses to average daily net
  assets................................      1.94%     1.97%    1.99%    2.03%    2.05%
Ratio of net investment income to
  average daily net assets..............      1.45%     1.05%    1.50%    1.67%    2.34%
Portfolio turnover rate.................       153%      159%     104%     109%      89%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                             Class C
                                           --------------------------------------------
                                                      Year Ended August 31,
                                           --------------------------------------------
ASSET ALLOCATION PORTFOLIO                  2000      1999      1998     1997     1996
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 18.22   $ 16.74   $18.81   $16.35   $16.41
                                           -------   -------   ------   ------   ------

Operations:
  Investment income - net...............       .27       .19      .29      .26      .37
  Net realized and unrealized gain on
    investments.........................      3.26      3.44      .13     3.47      .29
                                           -------   -------   ------   ------   ------
Total from operations...................      3.53      3.63      .42     3.73      .66
                                           -------   -------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      (.27)     (.19)    (.31)    (.32)    (.39)
  From net realized gains on
    investments.........................     (3.03)    (1.96)   (2.18)    (.95)    (.32)
  Excess distributions of net realized
    gains...............................        --        --       --       --     (.01)
                                           -------   -------   ------   ------   ------
Total distributions to shareholders.....     (3.30)    (2.15)   (2.49)   (1.27)    (.72)
                                           -------   -------   ------   ------   ------
Net asset value, end of year............   $ 18.45   $ 18.22   $16.74   $18.81   $16.35
                                           -------   -------   ------   ------   ------
Total Return @..........................     20.81%    22.27%    2.15%   23.93%    4.13%
Net assets end of year (000s omitted)...   $14,940   $10,259   $5,831   $4,789   $2,641
Ratio of expenses to average daily net
  assets................................      1.94%     1.97%    1.99%    2.03%    2.05%
Ratio of net investment income to
  average daily net assets..............      1.45%     1.05%    1.51%    1.67%    2.33%
Portfolio turnover rate.................       153%      159%     104%     109%      89%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                                                 Class Z
                                                               Class H                       ---------------
                                           -----------------------------------------------     Year Ended
                                                        Year Ended August 31,                  August 31,
                                           -----------------------------------------------   ---------------
ASSET ALLOCATION PORTFOLIO                  2000      1999      1998      1997      1996      2000    1999+
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 18.29   $ 16.79   $ 18.86   $ 16.39   $ 16.44   $18.44   $19.05
                                           -------   -------   -------   -------   -------   ------   ------

Operations:
  Investment income - net...............       .27       .19       .29       .27       .38      .46      .07
  Net realized and unrealized gain on
    investments.........................      3.27      3.46       .13      3.47       .29     3.30     (.68)
                                           -------   -------   -------   -------   -------   ------   ------
Total from operations...................      3.54      3.65       .42      3.74       .67     3.76     (.61)
                                           -------   -------   -------   -------   -------   ------   ------

Distributions to shareholders:
  From investment income - net..........      (.27)     (.19)     (.31)     (.32)     (.39)    (.46)      --
  From net realized gains on
    investments.........................     (3.03)    (1.96)    (2.18)     (.95)     (.32)   (3.03)      --
  Excess distributions of net realized
    gains...............................        --        --        --        --      (.01)
                                           -------   -------   -------   -------   -------   ------   ------
Total distributions to shareholders.....     (3.30)    (2.15)    (2.49)    (1.27)     (.72)   (3.49)      --
                                           -------   -------   -------   -------   -------   ------   ------
Net asset value, end of year............   $ 18.53   $ 18.29   $ 16.79   $ 18.86   $ 16.39   $18.71   $18.44
                                           -------   -------   -------   -------   -------   ------   ------
Total Return @..........................     20.78%    22.32%     2.15%    23.93%     4.19%   21.99%   (3.20%)
Net assets end of year (000s omitted)...   $44,165   $34,207   $22,979   $17,142   $10,904   $2,353   $  817
Ratio of expenses to average daily net
  assets................................      1.94%     1.97%     1.99%     2.03%     2.05%     .94%     .97%*
Ratio of net investment income to
  average daily net assets..............      1.45%     1.05%     1.50%     1.67%     2.32%    2.45%    2.05%*
Portfolio turnover rate.................       153%      159%      104%      109%       89%     153%     159%

*      Annualized.
+ For the period from July 27, 1999 (initial offering of shares) to August 31, 1999.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                              Class A
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
VALUE FUND                                  2000      1999      1998      1997     1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 13.28   $ 11.85   $ 13.51   $ 10.75   $10.00
                                           -------   -------   -------   -------   ------

Operations:
  Investment income - net...............       .01       .05       .09       .09      .05
  Net realized and unrealized gain
    (loss) on investments...............      1.94      2.73      (.30)     2.94      .70
                                           -------   -------   -------   -------   ------
Total from operations...................      1.95      2.78      (.21)     3.03      .75
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........        --      (.05)     (.09)     (.06)      --
  From net realized gains on
    investments.........................      (.93)    (1.30)    (1.36)     (.21)      --
                                           -------   -------   -------   -------   ------
Total distributions to shareholders.....      (.93)    (1.35)    (1.45)     (.27)      --
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $ 14.30   $ 13.28   $ 11.85   $ 13.51   $10.75
                                           -------   -------   -------   -------   ------
Total Return @..........................     15.76%    24.10%    (2.52%)   28.66%    7.50%
Net assets end of year (000s omitted)...   $39,975   $34,302   $22,449   $21,855   $9,847
Ratio of expenses to average daily net
  assets................................      1.42%     1.48%     1.52%     1.59%    1.65%*
Ratio of net investment income to
  average daily net assets..............       .14%      .32%      .55%      .72%     .75%*
Portfolio turnover rate.................       228%      266%      260%       93%      41%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE FUND                                  2000     1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $13.06   $11.71   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.08)    (.08)    (.02)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............     1.89     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------
Total from operations...................     1.81     2.65     (.32)    2.93      .70
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........       --       --       --     (.03)      --
  From net realized gains on
    investments.........................     (.93)   (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.93)   (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $13.94   $13.06   $11.71   $13.39   $10.70
                                           ------   ------   ------   ------   ------
Total Return @..........................    14.90%   23.20%   (3.33%)  27.75%    7.00%
Net assets end of year (000s omitted)...   $7,633   $6,662   $4,794   $2,480   $  642
Ratio of expenses to average daily net
  assets................................     2.17%    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income to
  average daily net assets..............     (.61%)   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................      228%     266%     260%      93%      41%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                            Class C
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE FUND                                  2000     1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $13.07   $11.72   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.08)    (.08)    (.01)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............     1.89     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------
Total from operations...................     1.81     2.65     (.31)    2.93      .70
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........       --       --       --     (.03)      --
  From net realized gains on
    investments.........................     (.93)   (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.93)   (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $13.95   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------
Total Return @..........................    14.90%   23.18%   (3.24%)  27.75%    7.00%
Net assets end of year (000s omitted)...   $2,662   $2,486   $1,991   $1,002   $  223
Ratio of expenses to average daily net
  assets................................     2.17%    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income to
  average daily net assets..............     (.61%)   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................      228%     266%     260%      93%      41%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE FUND                                  2000     1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $13.07   $11.72   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.08)    (.08)    (.01)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............     1.89     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------
Total from operations...................     1.81     2.65     (.31)    2.93      .70
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........       --       --       --     (.03)      --
  From net realized gains on
    investments.........................     (.93)   (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.93)   (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $13.95   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------
Total Return @..........................    14.90%   23.18%   (3.24%)  27.75%    7.00%
Net assets end of year (000s omitted)...   $8,796   $8,045   $7,016   $4,896   $1,605
Ratio of expenses to average daily net
  assets................................     2.17%    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income to
  average daily net assets..............     (.61%)   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................      228%     266%     260%      93%      41%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                              Class A
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
GROWTH AND INCOME FUND                      2000      1999      1998      1997     1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 14.83   $ 13.20   $ 13.06   $ 10.35   $10.00
                                           -------   -------   -------   -------   ------

Operations:
  Investment income - net...............       .08       .17       .32       .20      .07
  Net realized and unrealized gain on
    investments.........................      2.37      2.03       .07      2.77      .34
                                           -------   -------   -------   -------   ------
Total from operations...................      2.45      2.20       .39      2.97      .41
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........      (.07)     (.18)     (.24)     (.16)    (.06)
  From net realized gains on
    investments.........................      (.25)     (.39)     (.01)     (.10)      --
                                           -------   -------   -------   -------   ------
Total distributions to shareholders.....      (.32)     (.57)     (.25)     (.26)    (.06)
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $ 16.96   $ 14.83   $ 13.20   $ 13.06   $10.35
                                           -------   -------   -------   -------   ------
Total Return @..........................     16.73%    16.84%     2.81%    29.00%    4.11%
Net assets end of year (000s omitted)...   $25,903   $26,100   $20,994   $13,907   $3,117
Ratio of expenses to average daily net
  assets................................      1.45%     1.44%     1.55%     1.75%    2.33%*
Ratio of net investment income to
  average daily net assets..............       .56%     1.18%     1.71%     1.68%    1.16%*
Portfolio turnover rate.................       112%       65%       20%       15%       5%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
GROWTH AND INCOME FUND                      2000     1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $14.77   $13.16   $13.03   $10.32   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.03)     .07      .20      .11      .02
  Net realized and unrealized gain on
    investments.........................     2.34     2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------
Total from operations...................     2.31     2.10      .27     2.88      .36
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........     (.01)    (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................     (.25)    (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.26)    (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $16.82   $14.77   $13.16   $13.03   $10.32
                                           ------   ------   ------   ------   ------
Total Return @..........................    15.79%   16.08%    1.99%   28.16%    3.55%
Net assets end of year (000s omitted)...   $8,376   $7,168   $5,159   $2,306   $  508
Ratio of expenses to average daily net
  assets................................     2.20%    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income to
  average daily net assets..............     (.19%)    .41%     .96%     .92%     .35%*
Portfolio turnover rate.................      112%      65%      20%      15%       5%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                            Class C
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
GROWTH AND INCOME FUND                      2000     1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $14.76   $13.16   $13.03   $10.33   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.03)     .06      .20      .10      .03
  Net realized and unrealized gain on
    investments.........................     2.35     2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------
Total from operations...................     2.32     2.09      .27     2.87      .37
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........     (.01)    (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................     (.25)    (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.26)    (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $16.82   $14.76   $13.16   $13.03   $10.33
                                           ------   ------   ------   ------   ------
Total Return @..........................    15.87%   16.00%    1.99%   28.03%    3.65%
Net assets end of year (000s omitted)...   $2,583   $2,445   $2,217   $1,290   $  302
Ratio of expenses to average daily net
  assets................................     2.20%    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income to
  average daily net assets..............     (.19%)    .41%     .96%     .94%     .54%*
Portfolio turnover rate.................      112%      65%      20%      15%       5%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
GROWTH AND INCOME FUND                      2000     1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $14.76   $13.16   $13.03   $10.33   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........     (.03)     .06      .20      .10      .03
  Net realized and unrealized gain on
    investments.........................     2.35     2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------
Total from operations...................     2.32     2.09      .27     2.87      .37
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........     (.01)    (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................     (.25)    (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.26)    (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $16.82   $14.76   $13.16   $13.03   $10.33
                                           ------   ------   ------   ------   ------
Total Return @..........................    15.87%   16.00%    1.99%   28.03%    3.65%
Net assets end of year (000s omitted)...   $7,239   $7,245   $6,306   $5,085   $1,286
Ratio of expenses to average daily net
  assets................................     2.20%    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income to
  average daily net assets..............     (.19%)    .41%     .96%     .93%     .44%*
Portfolio turnover rate.................      112%      65%      20%      15%       5%

*      Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class A
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
CAPITAL FUND                                 2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  22.81   $  22.37   $  26.13   $  21.89   $  21.22
                                           --------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........       (.08)      (.03)      (.08)      (.08)       .04
  Net realized and unrealized gain on
    investments.........................       6.47       6.73        .38       7.06        .67
                                           --------   --------   --------   --------   --------
Total from operations...................       6.39       6.70        .30       6.98        .71
                                           --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........         --         --         --       (.01)      (.04)
  From net realized gains on
    investments.........................      (5.35)     (6.26)     (4.06)     (2.73)        --
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....      (5.35)     (6.26)     (4.06)     (2.74)      (.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  23.85   $  22.81   $  22.37   $  26.13   $  21.89
                                           --------   --------   --------   --------   --------
Total Return @..........................      32.70%     37.88%      1.56%     34.57%      3.36%
Net assets end of year (000s omitted)...   $615,473   $551,551   $312,582   $340,949   $277,587
Ratio of expenses to average daily net
  assets................................       1.07%      1.10%      1.13%      1.18%      1.21%
Ratio of net investment income to
  average daily net assets..............       (.29%)     (.08%)     (.28%)     (.33%)      .17%
Portfolio turnover rate.................        165%       177%        71%        43%        28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                             Class B
                                           --------------------------------------------
                                                      Year Ended August 31,
                                           --------------------------------------------
CAPITAL FUND                                2000      1999      1998     1997     1996
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 21.77   $ 21.73   $25.67   $21.69   $21.14
                                           -------   -------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.62)     (.43)    (.26)    (.35)    (.12)
  Net realized and unrealized gain on
    investments.........................      6.47      6.73      .38     7.06      .67
                                           -------   -------   ------   ------   ------
Total from operations...................      5.85      6.30      .12     6.71      .55
                                           -------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (5.35)    (6.26)   (4.06)   (2.73)      --
                                           -------   -------   ------   ------   ------
Net asset value, end of year............   $ 22.27   $ 21.77   $21.73   $25.67   $21.69
                                           -------   -------   ------   ------   ------
Total Return @..........................     31.59%    36.94%     .80%   33.55%    2.60%
Net assets end of year (000s omitted)...   $38,264   $24,847   $9,339   $7,284   $4,097
Ratio of expenses to average daily net
  assets................................      1.82%     1.85%    1.88%    1.93%    1.96%
Ratio of net investment income to
  average daily net assets..............     (1.04%)    (.83%)  (1.03%)  (1.08%)   (.60%)
Portfolio turnover rate.................       165%      177%      71%      43%      28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                             Class C
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
CAPITAL FUND                                2000      1999     1998     1997     1996
--------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 21.76   $21.73   $25.68   $21.68   $21.13
                                           -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.62)    (.44)    (.27)    (.33)    (.12)
  Net realized and unrealized gain on
    investments.........................      6.48     6.73      .38     7.06      .67
                                           -------   ------   ------   ------   ------
Total from operations...................      5.86     6.29      .11     6.73      .55
                                           -------   ------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (5.35)   (6.26)   (4.06)   (2.73)      --
                                           -------   ------   ------   ------   ------
Net asset value, end of year............   $ 22.27   $21.76   $21.73   $25.68   $21.68
                                           -------   ------   ------   ------   ------
Total Return @..........................     31.66%   36.87%     .76%   33.68%    2.60%
Net assets end of year (000s omitted)...   $10,932   $5,715   $2,453   $1,432   $  824
Ratio of expenses to average daily net
  assets................................      1.82%    1.85%    1.88%    1.93%    1.96%
Ratio of net investment income to
  average daily net assets..............     (1.04%)   (.83%)  (1.03%)  (1.08%)   (.60%)
Portfolio turnover rate.................       165%     177%      71%      43%      28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                              Class H
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
CAPITAL FUND                                2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 21.78   $ 21.74   $ 25.68   $ 21.69   $21.14
                                           -------   -------   -------   -------   ------

Operations:
  Investment income (loss) - net........      (.62)     (.43)     (.26)     (.34)    (.12)
  Net realized and unrealized gain on
    investments.........................      6.49      6.73       .38      7.06      .67
                                           -------   -------   -------   -------   ------
Total from operations...................      5.87      6.30       .12      6.72      .55
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (5.35)    (6.26)    (4.06)    (2.73)      --
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $ 22.30   $ 21.78   $ 21.74   $ 25.68   $21.69
                                           -------   -------   -------   -------   ------
Total Return @..........................     31.68%    36.91%      .80%    33.61%    2.60%
Net assets end of year (000s omitted)...   $56,771   $40,760   $16,987   $14,468   $8,052
Ratio of expenses to average daily net
  assets................................      1.82%     1.85%     1.88%     1.93%    1.96%
Ratio of net investment income to
  average daily net assets..............     (1.04%)    (.83%)   (1.03%)   (1.06%)   (.60%)
Portfolio turnover rate.................       165%      177%       71%       43%      28%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                  Class A
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
GROWTH FUND                                   2000        1999       1998       1997       1996
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $    30.80   $  29.78   $  37.32   $  32.14   $  32.66
                                           ----------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........         (.20)      (.13)      (.11)      (.16)      (.11)
  Net realized and unrealized gain
    (loss) on investments...............        21.70      10.72      (3.59)      8.41       1.30
                                           ----------   --------   --------   --------   --------
Total from operations...................        21.50      10.59      (3.70)      8.25       1.19
                                           ----------   --------   --------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................        (6.85)     (9.57)     (3.84)     (3.07)     (1.71)
                                           ----------   --------   --------   --------   --------
Net asset value, end of year............   $    45.45   $  30.80   $  29.78   $  37.32   $  32.14
                                           ----------   --------   --------   --------   --------
Total Return @..........................        82.06%     40.00%    (10.59%)    27.01%      4.09%
Net assets end of year (000s omitted)...   $1,203,376   $734,282   $581,819   $734,654   $641,061
Ratio of expenses to average daily net
  assets................................         1.04%      1.06%      1.05%      1.07%      1.09%
Ratio of net investment income to
  average daily net assets..............         (.54%)     (.44%)     (.29%)     (.45%)     (.33%)
Portfolio turnover rate.................          140%       166%        61%        28%        32%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                              Class B
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
GROWTH FUND                                 2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 29.26   $ 28.85   $ 36.53   $ 31.75   $32.48
                                           -------   -------   -------   -------   ------

Operations:
  Investment income (loss) - net........      (.30)     (.74)     (.25)     (.56)    (.32)
  Net realized and unrealized gain
    (loss) on investments...............     20.20     10.72     (3.59)     8.41     1.30
                                           -------   -------   -------   -------   ------
Total from operations...................     19.90      9.98     (3.84)     7.85      .98
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (6.85)    (9.57)    (3.84)    (3.07)   (1.71)
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $ 42.31   $ 29.26   $ 28.85   $ 36.53   $31.75
                                           -------   -------   -------   -------   ------
Total Return @..........................     80.70%    38.98%   (11.25%)   26.02%    3.45%
Net assets end of year (000s omitted)...   $43,250   $20,236   $12,417   $12,149   $6,710
Ratio of expenses to average daily net
  assets................................      1.79%     1.81%     1.80%     1.82%    1.84%
Ratio of net investment income to
  average daily net assets..............     (1.29%)   (1.19%)   (1.04%)   (1.19%)  (1.07%)
Portfolio turnover rate.................       140%      166%       61%       28%      32%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                             Class C
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
GROWTH FUND                                 2000      1999     1998     1997     1996
--------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 29.26   $28.85   $36.52   $31.75   $32.49
                                           -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.30)    (.74)    (.24)    (.57)    (.33)
  Net realized and unrealized gain
    (loss) on investments...............     20.21    10.72    (3.59)    8.41     1.30
                                           -------   ------   ------   ------   ------
Total from operations...................     19.91     9.98    (3.83)    7.84      .97
                                           -------   ------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (6.85)   (9.57)   (3.84)   (3.07)   (1.71)
                                           -------   ------   ------   ------   ------
Net asset value, end of year............   $ 42.32   $29.26   $28.85   $36.52   $31.75
                                           -------   ------   ------   ------   ------
Total Return @..........................     80.74%   38.98%  (11.22%)  25.98%    3.41%
Net assets end of year (000s omitted)...   $10,352   $4,629   $2,738   $2,367   $1,077
Ratio of expenses to average daily net
  assets................................      1.79%    1.81%    1.80%    1.82%    1.84%
Ratio of net investment income to
  average daily net assets..............     (1.29%)  (1.19%)  (1.04%)  (1.19%)  (1.07%)
Portfolio turnover rate.................       140%     166%      61%      28%      32%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                               Class H
                                           -----------------------------------------------
                                                        Year Ended August 31,
                                           -----------------------------------------------
GROWTH FUND                                 2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 29.28   $ 28.86   $ 36.54   $ 31.75   $ 32.49
                                           -------   -------   -------   -------   -------

Operations:
  Investment income (loss) - net........      (.30)     (.73)     (.25)     (.55)     (.33)
  Net realized and unrealized gain
    (loss) on investments...............     20.22     10.72     (3.59)     8.41      1.30
                                           -------   -------   -------   -------   -------
Total from operations...................     19.92      9.99     (3.84)     7.86       .97
                                           -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (6.85)    (9.57)    (3.84)    (3.07)    (1.71)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $ 42.35   $ 29.28   $ 28.86   $ 36.54   $ 31.75
                                           -------   -------   -------   -------   -------
Total Return @..........................     80.72%    39.00%   (11.25%)   26.05%     3.41%
Net assets end of year (000s omitted)...   $97,410   $50,547   $34,453   $34,941   $21,176
Ratio of expenses to average daily net
  assets................................      1.79%     1.81%     1.80%     1.82%     1.84%
Ratio of net investment income to
  average daily net assets..............     (1.29%)   (1.19%)   (1.04%)   (1.19%)   (1.07%)
Portfolio turnover rate.................       140%      166%       61%       28%       32%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                Class Z
                                           --------------------------------------------------
                                                         Year Ended August 31,
                                           --------------------------------------------------
GROWTH FUND                                  2000       1999      1998       1997     1996++
---------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  31.23   $  30.00   $ 37.47   $  32.18   $ 31.61
                                           --------   --------   -------   --------   -------

Operations:
  Investment income (loss) - net........       (.16)      (.06)     (.04)      (.05)       --
  Net realized and unrealized gain
    (loss) on investments...............      22.13      10.86     (3.59)      8.41       .57
                                           --------   --------   -------   --------   -------
Total from operations...................      21.97      10.80     (3.63)      8.36       .57
                                           --------   --------   -------   --------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................      (6.85)     (9.57)    (3.84)     (3.07)       --
                                           --------   --------   -------   --------   -------
Net asset value, end of year............   $  46.35   $  31.23   $ 30.00   $  37.47   $ 32.18
                                           --------   --------   -------   --------   -------
Total Return @..........................      82.51%     40.49%   (10.34%)    27.34%     1.80%
Net assets end of year (000s omitted)...   $231,410   $119,548   $95,370   $112,356   $93,006
Ratio of expenses to average daily net
  assets................................        .79%       .81%      .80%       .82%      .84%*
Ratio of net investment income to
  average daily net assets..............       (.29%)     (.19%)    (.04%)     (.20%)     .01%*
Portfolio turnover rate.................        140%       166%       61%        28%       32%

*      Annualized.
++ For the period from March 1, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                 Class A
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO               2000       1999      1998       1997       1996
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  36.04   $  26.42   $ 30.60   $  34.76   $  30.67
                                           --------   --------   -------   --------   --------

Operations:
  Investment income (loss) - net........       (.44)      (.30)     (.35)      (.26)      (.29)
  Net realized and unrealized gain
    (loss) on investments...............      35.42      18.42     (3.83)     (2.45)      4.61
                                           --------   --------   -------   --------   --------
Total from operations...................      34.98      18.12     (4.18)     (2.71)      4.32
                                           --------   --------   -------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (10.58)     (8.50)       --      (1.18)      (.23)
  Tax return of capital.................         --         --        --       (.27)        --
                                           --------   --------   -------   --------   --------
Total distributions to shareholders.....     (10.58)     (8.50)       --      (1.45)      (.23)
                                           --------   --------   -------   --------   --------
Net asset value, end of year............   $  60.44   $  36.04   $ 26.42   $  30.60   $  34.76
                                           --------   --------   -------   --------   --------
Total Return @..........................     115.84%     80.27%   (13.66%)    (7.89%)    14.21%
Net assets end of year (000s omitted)...   $314,326   $147,346   $79,813   $105,422   $114,310
Ratio of expenses to average daily net
  assets................................       1.35%      1.50%     1.52%      1.55%      1.56%
Ratio of net investment income to
  average daily net assets..............       (.94%)    (1.08%)    (.97%)     (.84%)     (.96%)
Portfolio turnover rate.................        212%       271%       47%        25%        34%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                             Class B
                                           --------------------------------------------
                                                      Year Ended August 31,
                                           --------------------------------------------
CAPITAL APPRECIATION PORTFOLIO              2000      1999      1998     1997     1996
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 34.91   $ 25.90   $30.16   $34.46   $30.57
                                           -------   -------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.47)     (.91)    (.43)    (.40)    (.49)
  Net realized and unrealized gain
    (loss) on investments...............     33.80     18.42    (3.83)   (2.45)    4.61
                                           -------   -------   ------   ------   ------
  Total from operations.................     33.33     17.51    (4.26)   (2.85)    4.12
                                           -------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (10.58)    (8.50)      --    (1.18)    (.23)
  Tax return of capital.................        --        --       --     (.27)      --
                                           -------   -------   ------   ------   ------
Total distributions to shareholders.....    (10.58)    (8.50)      --    (1.45)    (.23)
                                           -------   -------   ------   ------   ------
Net asset value, end of year............   $ 57.66   $ 34.91   $25.90   $30.16   $34.46
                                           -------   -------   ------   ------   ------
Total Return @..........................    114.66%    79.35%  (14.12%)  (8.38%)  13.60%
Net assets end of year (000s omitted)...   $38,246   $11,426   $5,849   $6,561   $4,522
Ratio of expenses to average daily net
  assets................................      1.90%     2.05%    2.07%    2.10%    2.11%
Ratio of net investment income to
  average daily net assets..............     (1.49%)   (1.63%)  (1.52%)  (1.39%)  (1.47%)
Portfolio turnover rate.................       212%      271%      47%      25%      34%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                             Class C
                                           -------------------------------------------
                                                      Year Ended August 31,
                                           -------------------------------------------
CAPITAL APPRECIATION PORTFOLIO              2000      1999     1998     1997     1996
--------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 34.94   $25.92   $30.18   $34.48   $30.58
                                           -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.47)    (.90)    (.43)    (.40)    (.48)
  Net realized and unrealized gain
    (loss) on investments...............     33.82    18.42    (3.83)   (2.45)    4.61
                                           -------   ------   ------   ------   ------
Total from operations...................     33.35    17.52    (4.26)   (2.85)    4.13
                                           -------   ------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (10.58)   (8.50)      --    (1.18)    (.23)
  Tax return of capital.................        --       --       --     (.27)      --
                                           -------   ------   ------   ------   ------
Total distributions to shareholders.....    (10.58)   (8.50)      --    (1.45)    (.23)
                                           -------   ------   ------   ------   ------
Net asset value, end of year............   $ 57.71   $34.94   $25.92   $30.18   $34.48
                                           -------   ------   ------   ------   ------
Total Return @..........................    114.60%   79.33%  (14.12%)  (8.38%)  13.62%
Net assets end of year (000s omitted)...   $14,300   $3,612   $1,794   $1,875   $1,004
Ratio of expenses to average daily net
  assets................................      1.90%    2.05%    2.07%    2.10%    2.11%
Ratio of net investment income to
  average daily net assets..............     (1.49%)  (1.63%)  (1.52%)  (1.39%)  (1.46%)
Portfolio turnover rate.................       212%     271%      47%      25%      34%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                              Class H
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
CAPITAL APPRECIATION PORTFOLIO              2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 34.94   $ 25.92   $ 30.18   $ 34.48   $30.58
                                           -------   -------   -------   -------   ------

Operations:
  Investment income (loss) - net........      (.47)     (.90)     (.43)     (.40)    (.48)
  Net realized and unrealized gain
    (loss) on investments...............     33.83     18.42     (3.83)    (2.45)    4.61
                                           -------   -------   -------   -------   ------
Total from operations...................     33.36     17.52     (4.26)    (2.85)    4.13
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (10.58)    (8.50)       --     (1.18)    (.23)
  Tax return of capital.................        --        --        --      (.27)      --
                                           -------   -------   -------   -------   ------
Total distributions to shareholders.....    (10.58)    (8.50)       --     (1.45)    (.23)
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $ 57.72   $ 34.94   $ 25.92   $ 30.18   $34.48
                                           -------   -------   -------   -------   ------
Total Return @..........................    114.64%    79.33%   (14.12%)   (8.38%)  13.62%
Net assets end of year (000s omitted)...   $50,558   $20,755   $11,933   $13,379   $9,575
Ratio of expenses to average daily net
  assets................................      1.90%     2.05%     2.07%     2.10%    2.11%
Ratio of net investment income to
  average daily net assets..............     (1.49%)   (1.63%)   (1.52%)   (1.39%)  (1.46%)
Portfolio turnover rate.................       212%      271%       47%       25%      34%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS:

At a special meeting of shareholders of Fortis Growth Fund held on September 14, 2000, the following individuals were elected as directors:
Richard W. Cutting, Allen R. Freedman, Dr. Robert M. Gavin, Jean L. King, Dean C. Kopperud, Plillip O. Peterson, Robb L. Prince, Leonard J. Santow, Noel F. Schenker, Dr. Lemma W. Senbet and Joseph M. Wikler.

Shareholders also approved the elimination or modification of certain fundamental investment policies and ratified KPMG LLP as independent public accountants for Fortis Growth Fund, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Advantage Portfolios, Inc.

Fortis Equity Portfolios, Inc.

Fortis Growth Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Asset Allocation Portfolio and Capital Appreciation Portfolio (funds within Fortis Advantage Portfolios, Inc.), Fortis Capital Fund, Fortis Value Fund and Fortis Growth & Income Fund (funds within Fortis Equity Portfolios, Inc.) and Fortis Growth Fund, Inc. as of
August 31, 2000 and related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended August 31, 2000 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered and securities on loan, we perform other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Value Fund, Fortis Growth & Income Fund and Fortis Growth Fund, Inc. as of August 31, 2000 and the results of their operations for the year then ended and the changes in their net assets for each of the years in a two-year period ended August 31, 2000 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
October 6, 2000

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The information set forth below is for the fund's fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Fortis Asset Allocation Portfolio and Fortis Growth & Income Fund paid income distributions, taxable as dividend income, of which 13.07% and 100.00% and qualified for deduction by corporations. Detailed below are the per share distributions made for the fiscal year ended August 31, 2000.

  ASSET ALLOCATION
Ordinary Income Per Share

RECORD DATES                                   Class A   Class B   Class C   Class H   Class Z
                                               ------------------------------------------------
Net Investment Income Per Share
September 20, 1999...........................  $ 0.093   $ 0.068   $ 0.068   $ 0.068   $ 0.114
December 17, 1999............................    0.101     0.075     0.075     0.075     0.122
March 20, 2000...............................    0.081     0.055     0.055     0.055     0.100
June 19, 2000................................    0.097     0.073     0.073     0.073     0.119
                                               -------   -------   -------   -------   -------
Total Distributions..........................    0.372     0.271     0.271     0.271     0.455
                                               -------   -------   -------   -------   -------
Short-Term Capital Gain Per Share
December 17, 1999............................   0.0700    0.0700    0.0700    0.0700    0.0700
                                               -------   -------   -------   -------   -------
Long-Term Capital Gain Per Share
December 17, 1999............................   2.9600    2.9600    2.9600    2.9600    2.9600
                                               -------   -------   -------   -------   -------

VALUE
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------
Short-Term Capital Gain Per Share
December 17, 1999............................   0.7630    0.7630    0.7630    0.7630
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
December 17, 1999............................   0.1620    0.1620    0.1620    0.1620
                                               -------   -------   -------   -------

GROWTH AND INCOME
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
September 20, 1999...........................  $ 0.067   $ 0.009   $ 0.009   $ 0.009
                                               -------   -------   -------   -------
Total Distributions..........................    0.067     0.009     0.009     0.009
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
December 17, 1999............................   0.2530    0.2530    0.2530    0.2530
                                               -------   -------   -------   -------

CAPITAL FUND
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 15, 1999............................   1.1800    1.1800    1.1800    1.1800
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 15, 1999............................   4.1700    4.1700    4.1700    4.1700
                                               -------   -------   -------   -------

GROWTH
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 15, 1999............................   6.8450    6.8450    6.8450    6.8450    6.8450
                                               -------   -------   -------   -------   -------

CAPITAL APPRECIATION
Ordinary Income Per Share

RECORD DATES
Net Investment Income Per Share
Total Distributions..........................  $    --   $    --   $    --   $    --
                                               -------   -------   -------   -------
Short-Term Capital Gain Per Share
November 15, 1999............................   9.6000    9.6000    9.6000    9.6000
                                               -------   -------   -------   -------
Long-Term Capital Gain Per Share
November 15, 1999............................   0.9800    0.9800    0.9800    0.9800
                                               -------   -------   -------   -------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT;
                                           PARTNER OF KPMG LLP, THROUGH JUNE
                                           1999
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        CONSULTANT, INTERNATIONAL FINANCIAL
                                           INSTITUTIONS, THE WILLIAM E. MAYER
                                           PROFESSOR OF FINANCE AND CHAIR,
                                           FINANCE DEPARTMENT, UNIVERSITY OF
                                           MARYLAND, COLLEGE PARK, MD
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       Wells Fargo Bank Minnesota N.A.
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL FUNDS/PORTFOLIOS            Fortis Bond Funds              MONEY FUND
CONVENIENT ACCESS TO A BROAD                                      U.S. GOVERNMENT SECURITIES FUND
RANGE OF SECURITIES                                               TAX-FREE NATIONAL PORTFOLIO
                                                                  TAX-FREE MINNESOTA PORTFOLIO
                                                                  STRATEGIC INCOME FUND
                                                                  HIGH YIELD PORTFOLIO
                                   Fortis Stock Funds             ASSET ALLOCATION PORTFOLIO
                                                                  VALUE FUND
                                                                  GROWTH & INCOME FUND
                                                                  CAPITAL FUND
                                                                  GLOBAL GROWTH PORTFOLIO
                                                                  GROWTH FUND
                                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                                  CAPITAL APPRECIATION PORTFOLIO
FIXED AND VARIABLE ANNUITIES       Fortis Opportunity Fixed       FIXED ACCOUNT
TAX-DEFERRED INVESTING             & Variable Annuity             MONEY MARKET SUBACCOUNT
                                   Masters Variable Annuity       U.S. GOVERNMENT SECURITIES SUBACCOUNT
                                                                  DIVERSIFIED INCOME SUBACCOUNT
                                   Empower Variable               MULTISECTOR BOND SUBACCOUNT
                                   Annuity                        HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                                                  ASSET ALLOCATION SUBACCOUNT
                                                                  AMERICAN LEADERS SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  CAPITAL OPPORTUNITIES SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  BLUE CHIP STOCK II SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  GLOBAL EQUITY SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  INVESTORS GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Fortune Fixed Annuities        SINGLE PREMIUM ANNUITY
                                                                  FLEXIBLE PREMIUM ANNUITY
                                   Income Annuities               GUARANTEED FOR LIFE
                                                                  GUARANTEED FOR A SPECIFIED PERIOD
LIFE                               Wall Street Series             FIXED ACCOUNT
INSURANCE PROTECTION AND           Variable Universal Life        MONEY MARKET SUBACCOUNT
TAX-DEFERRED INVESTMENT            Insurance                      U.S. GOVERNMENT SECURITIES SUBACCOUNT
OPPORTUNITY                                                       DIVERSIFIED INCOME SUBACCOUNT
                                                                  MULTISECTOR BOND SUBACCOUNT
                                                                  HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                                                  ASSET ALLOCATION SUBACCOUNT
                                                                  AMERICAN LEADERS SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  CAPITAL OPPORTUNITIES SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  BLUE CHIP STOCK II SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  GLOBAL EQUITY SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  INVESTORS GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Adaptable Life
                                   Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[logo]


FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group provides a wide selection of investment products including annuities, life insurance and mutual funds. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered
through Fortis Advisers, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products offered by
Fortis Benefits Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, MN 55164-0284

Fortis Stock Funds


PRSRT STD
U.S. Postage
PAID
Permit No. 3794
Minneapolis, MN

The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98144 -C- Fortis, Inc. 10/00